                            ASSET PURCHASE AGREEMENT

                                 BY AND BETWEEN

                      HOTELS OF DISTINCTION VENTURES, INC.

                  AND THE SUBSIDIARY ENTITIES DESCRIBED HEREIN,

                             COLLECTIVELY, AS SELLER

                                       AND

                         SLT REALTY LIMITED PARTNERSHIP

                                       AND

                       SLC OPERATING LIMITED PARTNERSHIP,

                             COLLECTIVELY, AS BUYER

                                TABLE OF CONTENTS
                                                                                                               Page
                                                                                                               ----
PRELIMINARY STATEMENT...........................................................................................-1-

                                    ARTICLE 1

                                      DEFINITIONS/PURCHASE AND SALE OF ASSETS...................................-3-
         1.1   Definitions......................................................................................-3-
         1.2   Purchase and Sale of Assets......................................................................-3-
                  1.2.1   Real Properties.......................................................................-3-
                  1.2.2   Real Property Leases..................................................................-3-
                  1.2.3   Improvements..........................................................................-3-
                  1.2.4   Personal Property.....................................................................-3-
                  1.2.5   Personal Property Leases..............................................................-5-
                  1.2.6   Prepaid Accounts......................................................................-5-
                  1.2.7   Spaces Leases/Rents/Hotel Deposits....................................................-5-
                  1.2.8   Contracts.............................................................................-6-
                  1.2.9   Permits/Liquor License................................................................-6-
                  1.2.10   Intellectual Property Rights.........................................................-7-
                  1.2.11   Franchise Agreements.................................................................-7-
         1.3   Excluded Assets..................................................................................-7-

                                    ARTICLE 2

                                            PURCHASE PRICE/ESCROW AGENT.........................................-8-
         2.1   Purchase Price...................................................................................-8-
                  2.1.1  Aggregate Purchase Price...............................................................-8-
                  2.1.2  Allocation of Purchase Price...........................................................-8-
         2.2  Terms of Payment..................................................................................-8-
                  2.2.1  Initial Deposit........................................................................-8-
                  2.2.2  Additional Deposit.....................................................................-8-
                  2.2.3  Balance of Purchase Price..............................................................-9-
                  2.2.4  Assumption of Existing IDA Debt........................................................-9-
         2.3      Escrow Agent/Instructions.....................................................................-9-
                  2.3.1  Interest-Bearing Account...............................................................-9-
                  2.3.2  Delivery Upon Closing of Sale..........................................................-9-
                  2.3.3  Termination of Agreement...............................................................-9-
                  2.3.4  Duties of Escrow Agent.................................................................-9-
                  2.3.5  Disputes as to Disposition of the Deposit.............................................-10-
                  2.3.6  Execution of This Agreement...........................................................-11-
                  2.3.7  Right to Represent Sellers............................................................-11-
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
                  2.3.8  Procedure to Release Deposit Upon Default.............................................-11-

                                    ARTICLE 3
                                               BUYER'S DUE DILIGENCE...........................................-12-
         3.1   Inspection Period...............................................................................-12-
                  3.1.1  Title Commitment......................................................................-12-
                  3.1.2  Survey................................................................................-12-
                  3.1.3  Buyer's Title Objections..............................................................-13-
                  3.1.4  Future Encumbrances...................................................................-14-
         3.2   Buyer's Discretionary Termination...............................................................-14-
                  3.2.1  Buyer's Absolute Right to Terminate This
                           Agreement...........................................................................-14-
                  3.2.2  Major Deficiencies....................................................................-15-

                                    ARTICLE 4

                                              CONDITION OF THE ASSETS..........................................-16-
         4.1   Condition of the Assets; No Warranty; Buyer's
                  Assumption of Risk...........................................................................-16-
                  4.1.1   Physical Condition of the Assets.....................................................-16-
                  4.1.2   Development Potential of the Assets..................................................-16-
                  4.1.3   Legal Compliance of Assets...........................................................-17-
                  4.1.4   Matters Disclosed in the Scheduled
                           Documents...........................................................................-17-
                  4.1.5   Insurance............................................................................-17-
                  4.1.6   Condition of Title...................................................................-17-
         4.2   No Warranty or Representation...................................................................-17-

                                    ARTICLE 5

                                          REPRESENTATIONS AND WARRANTIES.......................................-19-
         5.1  Sellers' Representations and Warranties..........................................................-19-
                  5.1.1  Good Standing.........................................................................-19-
                  5.1.2  Due Authority.........................................................................-19-
                  5.1.3  Consents..............................................................................-19-
                  5.1.4  No Default............................................................................-19-
                  5.1.5  Litigation............................................................................-20-
                  5.1.6  Real Property/Improvements............................................................-20-
                  5.1.7  Real Property Leases..................................................................-20-
                  5.1.8  Personal Property.....................................................................-21-
                  5.1.9  Personal Property Leases..............................................................-21-
                  5.1.10  Space Leases.........................................................................-22-
                  5.1.11  Contracts............................................................................-23-
                  5.1.12  Permits..............................................................................-23-
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
                  5.1.13  Liquor Licenses......................................................................-24-
                  5.1.14  Intellectual Property................................................................-24-
                  5.1.15  Franchise Agreements.................................................................-24-
                  5.1.16  Property Taxes.......................................................................-25-
                  5.1.17  Miscellaneous Taxes..................................................................-25-
                  5.1.18  Tax Returns..........................................................................-26-
                  5.1.19  Non-Compliance With Law..............................................................-26-
                  5.1.20  Hotel Employees/Collective Bargaining
                           Agreements..........................................................................-27-
                  5.1.22  Sellers' Environmental Representations...............................................-31-
                  5.1.23  Eminent Domain Taking................................................................-33-
                  5.1.24  Brokers, Finders, Etc................................................................-33-
                  5.1.25  Construction and Renovation Work; Payment
                           for Services........................................................................-33-
                  5.1.26  Insurance............................................................................-34-
                  5.1.27  FIRPTA...............................................................................-34-
                  5.1.28  Prepaid Fees and Deposits............................................................-34-
                  5.1.29  Trade Associations...................................................................-34-
                  5.1.30  Billboards/Signs.....................................................................-34-
                  5.1.31  Sellers' Financial Statements; Operating
                           Statements..........................................................................-34-
                  5.1.32  Physical Condition of the Assets.....................................................-35-
                  5.1.33  Existing IDA Debt....................................................................-35-
                  5.1.34  No Competing Ventures................................................................-35-
                  5.1.35  Rate Agreements......................................................................-35-
                  5.1.36  Material Facts.......................................................................-36-
         5.2  Buyer's Representations and Warranties...........................................................-36-
                  5.2.1   Good Standing; Due Authorization.....................................................-36-
                  5.2.2  Material Facts........................................................................-37-
         5.3  Survival of Representations and Warranties.......................................................-37-
         5.4  Indemnification..................................................................................-37-
                  5.4.1  Sellers' Indemnification of Buyer.....................................................-37-
                  5.4.2  Buyer's Indemnification of Sellers....................................................-38-
                  5.4.3  Procedure for Claims under Indemnity
                           Provisions..........................................................................-38-
                  5.4.4  Limitations on Indemnity Claims.......................................................-39-
                  5.4.5  No Limitation on Claims for Fraud.....................................................-40-
         5.5  Disputes to be Resolved Through Expedited
                  Arbitration..................................................................................-40-
         5.6      No Distributions or Liquidations by Sellers..................................................-42-

                                    ARTICLE 6

                                                 ELIMINATED HOTELS.............................................-42-
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
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         6.1  Eliminated Hotels................................................................................-42-
         6.2  Sellers' Obligation to Close Conditional on
                  Minimum Number of Hotels.....................................................................-43-
                  6.2.1  Right to Terminate This Agreement.....................................................-43-
                  6.2.2  Sellers' Additional Termination Right.................................................-43-

                                    ARTICLE 7

                                      COVENANTS OF THE PARTIES UNTIL CLOSING...................................-44-
         7.1   Covenants of the Parties Until the Closing......................................................-44-
                  7.1.1  Operation of the Hotels...............................................................-44-
                  7.1.2  Franchise Agreements..................................................................-46-
                  7.1.3  Existing IDA Debt.....................................................................-46-
                  7.1.4  Repairs, Maintenance and Capital
                           Improvements........................................................................-47-
                  7.1.5  Insurance.............................................................................-47-
                  7.1.6  Due Diligence Activities..............................................................-47-
                  7.1.7  No Breach of Representations and Warranties
                            ...................................................................................-48-
                  7.1.8  Notice of Breach of Representations and
                           Warranties..........................................................................-48-
                  7.1.9  No Liens; No New Agreements...........................................................-48-
                  7.1.10  Compliance with Law..................................................................-48-
                  7.1.11  Taxes................................................................................-48-
                  7.1.12  Permits..............................................................................-49-
                  7.1.13  Consents; Estoppel Certificates......................................................-50-
                  7.1.14  Hart-Scott-Rodino....................................................................-50-
                  7.1.15  Miscellaneous Taxes..................................................................-51-
                  7.1.16  Bulk Sales...........................................................................-51-
                  7.1.17  Notification Under Collective Bargaining
                           Agreements..........................................................................-51-
                  7.1.18  Employment Matters on the Closing Date...............................................-51-
                  7.1.19  Sellers' "Tail" Liability Insurance Policy
                            ...................................................................................-52-
                  7.1.20  Continued Health Coverage............................................................-52-

                                    ARTICLE 8

                                            CASUALTY LOSS/CONDEMNATION.........................................-52-
         8.1   Risk of Loss....................................................................................-52-
         8.2   Casualty Loss...................................................................................-52-
         8.3   Non-Substantial Casualty........................................................................-53-
         8.4   Substantial Casualty............................................................................-53-
         8.5   Condemnation....................................................................................-54-


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
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         8.6   Non-Substantial Condemnation....................................................................-54-
         8.7   Substantial Condemnation........................................................................-54-

                                    ARTICLE 9

                                               CONDITIONS TO CLOSING...........................................-55-
         9.1  Buyer's Conditions to Closing....................................................................-55-
                  9.1.1  Status of Title; Delivery of Required
                           Documents...........................................................................-55-
                  9.1.2  Representations and Warranties........................................................-55-
                  9.1.3  Franchise Agreements..................................................................-55-
                  9.1.4  Existing IDA Debt.....................................................................-56-
                  9.1.5  Performance of Pre-Closing Covenants..................................................-56-
                  9.1.6  No Bankruptcy.........................................................................-56-
                  9.1.7  All Required Terminations Obtained....................................................-56-
                  9.1.8  Consummation of Closing Under Management
                           Company Purchase Agreement..........................................................-56-
                  9.1.9  Dismissal of Hotel Employees..........................................................-57-
         9.2  Sellers' Conditions to Closing...................................................................-57-
                  9.2.1  Representations and Warranties........................................................-57-
                  9.2.2  Assumption of Assumed Liabilities.....................................................-57-
                  9.2.3  Consummation of Closing Under Management
                           Company Purchase Agreement..........................................................-57-
                  9.2.4  Performance of Pre-Closing Covenants..................................................-57-

                                   ARTICLE 10

                                                      CLOSING..................................................-57-
         10.1   Closing........................................................................................-57-
         10.2   Sellers' Closing Documents and Deliveries......................................................-58-
                  10.2.1   Deeds...............................................................................-58-
                  10.2.2   Bill of Sale........................................................................-58-
                  10.2.3   Assignment and Assumption of Space Leases
                            ...................................................................................-58-
                  10.2.4   Assignment and Assumption of
                           Contracts/Permits...................................................................-58-
                  10.2.5   Assignment and Assumption of Personal
                           Property Leases.....................................................................-59-
                  10.2.6   Assignment and Assumption of Real
                           Property Leases.....................................................................-59-
                  10.2.7   Assignment and Assumption of Intellectual
                           Property............................................................................-59-
                  10.2.8   Motor Vehicles......................................................................-59-
                  10.2.9   Original Documents..................................................................-59-
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
                  10.2.10  Plans and Specifications............................................................-59-
                  10.2.11  Liquor Licenses and Permits.........................................................-59-
                  10.2.12  Warranties and Guarantees...........................................................-59-
                  10.2.13  Reservation Deposits................................................................-60-
                  10.2.14  Evidence of Due Authorization.......................................................-60-
                  10.2.15  Required Title Insurance Documents..................................................-60-
                  10.2.16  Certificates of Occupancy; Permits and
                           Authorizations......................................................................-60-
                  10.2.17  Real Property Lease Estoppel Certificates
                            ...................................................................................-60-
                  10.2.18  Consents............................................................................-61-
                  10.2.19  Space Lease Tenant Estoppel Certificates............................................-61-
                  10.2.20  Franchise Agreements................................................................-61-
                  10.2.21  FIRPTA Certification................................................................-61-
                  10.2.22  Existing IDA Debt Estoppel Certificate(s)
                            ...................................................................................-61-
                  10.2.23  Keys................................................................................-61-
                  10.2.24  Good Standing Certificates..........................................................-61-
                  10.2.25  Business Records....................................................................-61-
                  10.2.26  Notices to Third Parties............................................................-61-
                  10.2.27  Sellers' "Tail" Liability Insurance
                           Policy..............................................................................-62-
                  10.2.28  Schedule of Accrued Vacation Days...................................................-62-
                  10.2.29  Additional Documents................................................................-62-
         10.3   Buyer's Closing Documents and Deliveries.......................................................-62-
                  10.3.1  Purchase Price.......................................................................-62-
                  10.3.2  Secretary's Certificate..............................................................-62-
                  10.3.3  Good Standing Certificates...........................................................-62-
                  10.3.4  Hart-Scott Legal Opinion.............................................................-62-
                  10.3.5  Additional Documents.................................................................-62-
         10.4  Jointly Executed Documents......................................................................-63-
                  10.4.1  Release of Escrow Agent..............................................................-63-
                  10.4.2  Continued Sale of Alcoholic Beverages................................................-63-
                  10.4.3  Collective Bargaining Agreements.....................................................-63-
         10.5  Transaction Costs...............................................................................-63-
                  10.5.1  Transfer Taxes; Sales and Use Taxes..................................................-63-
                  10.5.2  Recording Charges and Fees...........................................................-63-
                  10.5.3  Title Insurance and Survey Charges...................................................-63-
                  10.5.4  Indemnity............................................................................-64-
                  10.5.5  Survival.............................................................................-64-
         10.6  Buyer's Closing Costs...........................................................................-64-
                  10.6.1  Buyer's Attorneys' Fees..............................................................-64-
                  10.6.2  Buyer's Due Diligence Costs..........................................................-64-
                  10.6.3  Buyer's Pro Rata Share...............................................................-64-
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
                  10.6.4  Buyer's Miscellaneous Costs..........................................................-64-
         10.7  Sellers' Closing Costs..........................................................................-64-
                  10.7.1  Sellers' Attorneys' Fees.............................................................-64-
                  10.7.2  Sellers' Pro Rata Share..............................................................-64-
                  10.7.3  Sellers' Miscellaneous Closing Costs.................................................-64-
         10.8  Multiple Closings...............................................................................-64-

                                   ARTICLE 11

                                              PRORATIONS/ADJUSTMENTS...........................................-65-
         11.1  Costs and Prorations............................................................................-65-
                  11.1.1  Property Taxes.......................................................................-65-
                  11.1.2  Water Charges........................................................................-65-
                  11.1.3  Utilities............................................................................-65-
                  11.1.4  Transferable Permits.................................................................-65-
                  11.1.5  Contracts, Real Property Leases, Personal
                           Property Leases and Franchise Agreements............................................-65-
                  11.1.6  Room Charges; Other Guest Charges....................................................-65-
                  11.1.7  Association Dues.....................................................................-66-
                  11.1.8  Travel Agents' Commissions...........................................................-66-
                  11.1.9  Wages, Salaries, etc.................................................................-66-
                  11.1.10  Space Leases........................................................................-66-
                  11.1.11  Consumables.........................................................................-66-
                  11.1.12  Existing IDA Debt...................................................................-66-
                  11.1.13  Insurance...........................................................................-66-
                  11.1.14  Prepaid Accounts....................................................................-66-
                  11.1.15  Laundry and Vending Machines........................................................-66-
         11.2  Property Tax Apportionment......................................................................-67-
         11.3  Water Meters....................................................................................-67-
         11.4  Utilities.......................................................................................-67-
         11.5  Room Rental Revenue/Other Revenue...............................................................-68-
         11.6  Wages, Salaries, etc............................................................................-68-
         11.7  Space Leases....................................................................................-69-
         11.8  Accounts Receivable and Payable, Mutual
                  Indemnities..................................................................................-70-
                  11.8.1  Accounts Receivable..................................................................-70-
                  11.8.2  Collection of Accounts Receivable....................................................-70-
                  11.8.3  Sellers' Indemnity...................................................................-70-
                  11.8.4  Buyer's Indemnity....................................................................-71-
                  11.8.5  Survival.............................................................................-71-
         11.9  Apportionment of Reservation Deposits...........................................................-71-
                  11.9.1  Reservation Deposits.................................................................-71-
                  11.9.2  Indemnity............................................................................-71-
                  11.9.3  Survival.............................................................................-72-


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
         11.10  Post-Closing Reconciliation; Resolutions of
                  Disputes; Final Reconciliation...............................................................-72-
                  11.10.1  Post-Closing Reconciliation.........................................................-72-
                  11.10.2  Resolutions of Disputes as to
                           Apportionments......................................................................-72-
                  11.10.3  Final Reconciliation................................................................-72-
                  11.10.4  No Distributions or Liquidations....................................................-73-
         11.11  Safes and Baggage..............................................................................-73-
                  11.11.1  Safe Deposit Boxes..................................................................-73-
                  11.11.2  Inventory of Guest Property.........................................................-74-
         11.12  Collection Period..............................................................................-74-

                                   ARTICLE 12

                                                BROKER'S COMMISSION............................................-74-
         12.1  Commission......................................................................................-74-
         12.2  Indemnity.......................................................................................-74-
         12.3  Release of Buyer................................................................................-75-
         12.4  Survival........................................................................................-75-

                                   ARTICLE 13

                                              POST-CLOSING COVENANTS...........................................-75-
         13.1  Post-Closing Covenants..........................................................................-75-
                  13.1.1  Permits..............................................................................-75-
                  13.1.2  Business Records.....................................................................-75-
                  13.1.3  Tax Filings..........................................................................-75-
                  13.1.4  Guarantees and Warranties............................................................-75-
                  13.1.5  Intellectual Property................................................................-76-
                  13.1.6  Liquor Licenses......................................................................-76-
                  13.1.7  Sales, Use and/or Hotel/Motel Licenses...............................................-76-
                  13.1.8  Names Following the Closing..........................................................-76-

                                   ARTICLE 14

                                                      NOTICES..................................................-76-
         14.1  Notices.........................................................................................-76-

                                   ARTICLE 15

                                                 DEFAULT/REMEDIES..............................................-77-
         15.1  Buyer's Default.................................................................................-77-
         15.2  Sellers' Default................................................................................-78-
         15.3  Attorneys' Fees.................................................................................-78-
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
         15.4  No Waiver.......................................................................................-78-

                                   ARTICLE 16

                                                   MISCELLANEOUS...............................................-78-
         16.1   Entire Agreement...............................................................................-78-
         16.2   Saturday, Sunday, and Legal Holidays; Times....................................................-78-
         16.3   Presumption Concerning Interpretation and
                  Construction.................................................................................-79-
         16.4   Assignment.....................................................................................-79-
         16.5   Articles/Section Headings......................................................................-79-
         16.6   Non-Recordation................................................................................-79-
         16.7   Waivers; Modifications.........................................................................-79-
         16.8   Governing Law; Venue...........................................................................-79-
         16.9   Due Authority..................................................................................-80-
         16.10  Further Assurances.............................................................................-80-
         16.11  Sections, Exhibits and Schedules...............................................................-80-
         16.12  Expenses.......................................................................................-81-
         16.13  Relationship of Parties........................................................................-81-
         16.14  Number of Gender of Words......................................................................-81-
         16.15  Counterparts...................................................................................-81-
         16.16  Termination; Confidentiality...................................................................-81-
         16.17  Publicity......................................................................................-81-
         16.18  Exculpation of Trustees of Starwood Lodging
                  Trust........................................................................................-81-
         16.19  Exculpation of Trustees of H.O.D. Allentown
                  Trust........................................................................................-82-
         16.20  Joint and Several Liability....................................................................-82-
         16.21  Allocation of Assets...........................................................................-82-
         16.22  Delivery of Schedules and Exhibits.............................................................-82-
         16.23  Return of Asset Documents Upon Termination.....................................................-83-

                                   ARTICLE 17

DEFINITIONS....................................................................................................-83-
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                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT (this "AGREEMENT") made as of the latest date of execution hereof (the "EFFECTIVE DATE") by and between H.O.D. ALLENTOWN
TRUST, a Pennsylvania Trust; H.O.D. ALLENTOWN I CORP., a Delaware corporation;
H.O.D. ALLENTOWN II CORP, a Delaware corporation; ALLENTOWN HOTEL VENTURES,
INC., a Delaware corporation; MINNEAPOLIS HOTEL VENTURES, INC., a Minnesota corporation; PALM DESERT HOTEL VENTURES, INC., a California corporation; HOTELS
OF DISTINCTION SOUTHWEST, INC., a California corporation; WINSTON-SALEM HOTEL
VENTURES, INC., a Delaware corporation; ATLANTA HOTEL VENTURES, INC., a Delaware corporation; NEEDHAM HOTEL VENTURES L.P., a Delaware limited partnership;
NEEDHAM HOTEL VENTURES, INC., a Delaware corporation; NEEDHAM HOTEL VENTURES II,
INC., a Delaware corporation; TUCSON HOTEL VENTURES, INC., a Delaware corporation; ST. LOUIS HOTEL VENTURES, INC., a Delaware corporation; ARLINGTON
HEIGHTS HOTEL VENTURES, INC., a Delaware corporation (collectively the
"SUBSIDIARY ENTITIES"), and HOTELS OF DISTINCTION VENTURES, INC., a Delaware corporation ("HOD VENTURES"), each Subsidiary Entity and HOD Ventures, having a place of business at 380 South County Road, Palm Beach, FL 33480, collectively, as Sellers, and SLT REALTY LIMITED PARTNERSHIP, a Delaware limited partnership, with its principal place of business at c/o Starwood Lodging Trust, 11835 West
Olympic Boulevard, Suite 695, Los Angeles, California 90064 ("REALTY
PARTNERSHIP"), and SLC OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership, with its principal place of business at c/o Starwood Lodging
Corporation, 11835 West Olympic Boulevard, Suite 675, Los Angeles, California
90064 ("OPERATING PARTNERSHIP"). Realty Partnership and Operating Partnership are sometimes collectively referred to as "BUYER", and HOD Ventures and Subsidiary Entities are sometimes collectively referred to as the "SELLERS".
Sellers and Buyer are sometimes collectively referred to as the "PARTIES" or individually as a "PARTY".

                              PRELIMINARY STATEMENT

         A. HOD Ventures is the sole shareholder of all outstanding shares of capital stock, or owner of all the beneficial interest, as the case may be, of each Subsidiary Entity (other than Hotels of Distinction Southwest, Inc.). Palm
Desert Hotel Ventures,


                                       -1-

Inc. is the sole shareholder of all outstanding shares of capital stock of Hotels of Distinction Southwest, Inc.

         B. The Subsidiary Entities own hotel properties situated on the Real Properties (together with the other Assets used in connection with the ownership, operation or maintenance of such hotel properties, collectively the "HOTELS" and individually a "HOTEL") each being known and numbered as follows:

                           1. Allentown Hilton ("ALLENTOWN HILTON") 904 Hamilton Mall
                                    Allentown, PA 18101

                           2. Minneapolis Hilton ("MINNEAPOLIS HILTON") 1330 Industrial Boulevard
                                    Minneapolis, MN 55413

                           3. Palm Desert Embassy Suites ("PALM DESERT") 74-700 U.S. Highway 111
                                    Palm Desert, CA 92260

                           4. The Radisson Marque of Winston-Salem ("MARQUE OF WINSTON-SALEM")
                                    460 North Cherry Street
                                    Winston-Salem, NC 27101

                           5. Sheraton Needham ("SHERATON NEEDHAM") 100 Cabot Street
                                    Needham, MA 02194

                           6. The Marque of Atlanta ("MARQUE OF ATLANTA") 111 Perimeter Center West
                                    Atlanta, GA 30346

                           7.       St. Louis Embassy Suites
                                    ("ST. LOUIS SUITES")
                                    901 North First Street
                                    St. Louis, MO 63102

                           8.       Hotel Park Tucson ("PARK TUCSON")
                                    5151 East Grant Road
                                    Tucson, AZ 85172

                           9. Arlington Park Hilton ("ARLINGTON HILTON") 3400 West Euclid Avenue

                                    Arlington Heights, IL 60005

         C. Sellers desire to sell, assign, and transfer to Buyer, and Buyer desires to purchase and acquire all of Sellers' right, title and interest in and to the Assets for an aggregate Purchase Price of $134,000,000.00, subject to the terms and conditions set forth in this Agreement.

         D. The Parties acknowledge that Realty Partnership has simultaneously entered into an Asset Purchase Agreement (the "MANAGEMENT COMPANY ASSET PURCHASE AGREEMENT") with Hotels of Distinction, Inc., a Florida corporation (the "MANAGEMENT COMPANY"). The Management Company manages each of the Hotels. The Management Company Asset Purchase Agreement is attached hereto as Exhibit 1.

         E. Sellers acknowledge that Sellers have received complete disclosure regarding the agreement (the "LANTING AGREEMENT") that Buyer intends to enter into with William H. Lanting, pursuant to which Mr. Lanting will provide consulting services to Buyer (or one (1) of Buyer's affiliates) after the Closing. Buyer shall provide a copy of the Lanting Agreement to Sellers upon Sellers' request therefor.

                                     ARTICLE
1

                     DEFINITIONS/PURCHASE AND SALE OF ASSETS

         1.1 DEFINITIONS. The capitalized terms in this Agreement shall have the meanings set forth in Article 17.

         1.2 PURCHASE AND SALE OF ASSETS. Pursuant to the provisions of this Agreement, at Closing, Sellers shall sell, transfer, grant, assign, deliver and convey to Buyer, and Buyer shall purchase, acquire, accept and assume from Sellers, all right, title and interest of Sellers in and to the following:

                  1.2.1 REAL PROPERTIES. The parcels of real property described on Schedule 1.2.1, together with all right, title and interest of Sellers in and to any and all (i) strips or gores, roads, easements, rights of way, appurtenances, covenants, streets, and ways bordering upon such real property, and rights of ingress and egress thereto, (ii) land within the right-of-way of any street, road, avenue, open or proposed, public or private, in front of or adjacent to the above-described real property or any portion thereof, (iii) unpaid awards for damage to the Assets or any portion thereof by reason of a change of grade of any highway, street, road or avenue, and (iv) oil, gas and mineral rights appurtenant to the above-described real property (collectively the "REAL PROPERTIES");

                  1.2.2 REAL PROPERTY LEASES. All of the rights and incidents of interest of Sellers in and to leases of real property (or rights to parking spaces, as the case may be) used in connection with the ownership, use or maintenance of the Assets, all as more particularly identified on Schedule 1.2.2 (collectively the "REAL PROPERTY LEASES");

                  1.2.3 IMPROVEMENTS. All improvements situated upon the Real Properties including, without limitation, those certain buildings, structures, fixtures, and other improvements of every kind and nature presently situated on, in, under or hereafter erected, installed or used in or about the Real Properties in connection with each Hotel, all as more particularly identified on
Schedule 1.2.3 (collectively the "IMPROVEMENTS");

                  1.2.4 PERSONAL PROPERTY. All tangible personal property set forth on Schedule 1.2.4 and all other tangible personal property of every kind and nature owned by Sellers as of the date hereof (and all replacements thereof purchased prior to the Closing Date), located in or upon the Hotels, and used in connection with the existence, use, ownership, occupancy, operation and/or maintenance of the Assets (except as specifically set forth herein, excluding cash, checks, charge slips and other negotiable instruments), including, without limitation:

                  (a)  the Motor Vehicles; and

                  (b) all office equipment, furniture, fixtures and furnishings including, without limitation, all carpeting, movable partitions, desks, chairs, sofas, filing cabinets and systems, tables, lamps and lighting fixtures, artwork and objects, computers, printers, typewriters, telexes, telefax equipment, two-way radio and paging-music systems, stationery, office supplies, brochures and Business Records; and

                  (c) all operating machinery and equipment, whether or not affixed to the Hotels or Real Properties, including, without limitation, all electrical vaults and conduits, heating and air conditioning facilities and equipment (including heat pumps, oil burners, incinerators, furnaces and other fuel-burning devices), air intake and exhaust systems, electrical generators, lighting and alarm systems, elevators and compressor systems, laundry and dry-cleaning facilities, all plumbing and sanitary disposal systems (including septic or leaching systems, if any), swimming pool and spa supplies, equipment and materials, all inventories of replacement and/or spare parts, all maintenance, equipment, tools and machinery, and all manuals and instructional materials associated therewith; and

                  (d) all telephone and telecommunication and wired cable systems and equipment including, without limitation, all telephones, television and radio receivers, loud speaker and paging systems, satellite and microwave communication equipment, movie videotape, film, slide and rear-screen projection equipment; and

                  (e) all case goods for the Hotel rooms, suites, function and common areas and all furniture, fixtures, furnishings and equipment, including, without limitation, all beds, bedding, tables, chairs, sofas, lamps and lighting equipment, desks, artwork and objects, carpeting, mirrors, armoires, linens, blankets, plants, all other operational and guest supplies, wherever located, and all inventories of replacement items; and

                  (f) all restaurant and kitchen furniture, fixtures, furnishings, and equipment, whether or not affixed to the Hotels or Real Properties, including, without limitation, all tables, chairs, banquettes, stools, bars, lighting fixtures, bar equipment, china, glassware, linens, silverware, artwork and objects, kitchen appliances, refrigerators, freezers, stoves, grills, microwave ovens, dishwashing equipment and all kitchen and food preparation equipment and utensils; and

                  (g) all inventories and supplies of food and alcoholic beverages in unopened cases and bottles and all supplies and replacement items arising out of or in connection with the existence, use, ownership, occupancy, operation and/or maintenance of the Assets, including cleaning and maintenance equipment of any kind or nature, but excluding those items which are owned by Tenants or the Management Company (collectively the "PERSONAL PROPERTY");

                  1.2.5 PERSONAL PROPERTY LEASES. All of the rights and incidents of interest of Sellers in and to leases of Personal Property used in connection with the ownership, use or maintenance of the Assets, all as more particularly identified on Schedule 1.2.5 (collectively the "PERSONAL PROPERTY LEASES"); provided, however, that Buyer, by written notice to Sellers may elect to exclude any one (1) or more Personal Property Leases from the Personal Property Leases to be assigned to Buyer if and to the extent that (i) such Personal Property Leases are terminable at will by the applicable Seller and
(ii) Buyer notifies Sellers and directs Sellers to terminate such Personal Property Leases in a sufficient time in advance of the Closing Date as will allow Sellers at least five (5) days more than the required notice period under such Personal Property Lease to terminate such Personal Property Lease effective on or prior to the Closing Date;

                  1.2.6 PREPAID ACCOUNTS. All reservations, deposits, advance payments, security deposits and prepaid items and other amounts, deposits or credits paid to or received by Sellers or the Hotels prior to Closing to the extent same are attributable to periods subsequent to the Closing (collectively the "PREPAID ACCOUNTS");

                  1.2.7 SPACES LEASES/RENTS/HOTEL DEPOSITS. All of the rights and incidents of interest of Sellers in and to (i) leases and other agreements, whether written or oral, demising space in or providing for the use or occupancy of all or any portion of the Real Properties or the Improvements and all guaranties thereof (the "SPACE LEASES"), (ii) rents, if any, actually received by Sellers which are allocable to any period of time after the Closing Date (the "RENTS"), and (iii) security, damage, and other deposits (the "HOTEL DEPOSITS"), if any, actually received by Sellers from existing tenants under the Space Leases ("TENANTS"), to the extent the Hotel Deposits are refundable to Tenants after the Closing Date and are not, in accordance with the terms of such Space Leases, offset, charged against, or refunded to Tenants prior to the Closing Date, all as more particularly identified on Schedule 1.2.7;

                  1.2.8 CONTRACTS. All of the rights and incidents of interest of Sellers in and to (i) contracts and/or agreements, including, without limitation, the Collective Bargaining Agreements, maintenance, service, supply, purchase orders, work orders, and utility service contracts, but expressly excluding (except as otherwise expressly agreed herein) contracts of insurance, employment agreements, the Management Agreements, the Franchise Agreements, all ERISA Benefit Plans, Prior Pension Plans and Non-ERISA Commitments (irrespective of whether such ERISA Benefit Plans, Prior Pension Plans and Non-ERISA Commitments are maintained, sponsored, contributed to or otherwise provided pursuant to a Collective Bargaining Agreement), (ii) contracts and leases for off-premises signs and billboards advertising one (1) or more of the Hotels,
(iii) warranties, indemnities and guaranties thereunder, and (iv) telephone numbers and directory listings of or relating to the Hotels, all as more particularly identified on Schedule 1.2.8 (collectively the "CONTRACTS"); provided, however, that Buyer, by written notice to Sellers may elect to exclude any one (1) or more Contracts from the Contracts to be assigned to Buyer if and to the extent that (x) such Contracts are terminable at will by the applicable Seller and (y) Buyer notifies Sellers and directs Sellers to terminate such Contracts in sufficient time in advance of the Closing Date as will allow Sellers at least five (5) days more than the required notice period under such Contract to terminate such Contract effective on or prior to the Closing Date; and provided, further, that any obligations under the Collective Bargaining Agreements to maintain, sponsor, contribute to, or provide, benefits of the types described in Section 5.1.21(a), Section 5.1.21(b) or Section 7.1.18(ii) shall not be assumed by, or assigned or transferred to, Buyer except with respect to periods of employment beginning after the Closing Date with respect to persons employed by Buyer after the Closing Date and any such obligations for which Buyer shall have any liability shall be satisfied by Buyer.

                  1.2.9 PERMITS/LIQUOR LICENSE. To the extent assignable, all alcoholic beverage licenses (the "LIQUOR LICENSES") and all other licenses, permits, authorizations, consents, and approvals (collectively the "PERMITS") in effect as of the date hereof (together with any renewals thereof issued prior to the Closing Date) and issued to Sellers or Management Company with respect to the use or operation of the Assets, all as more particularly identified on Schedule 1.2.9.

                  1.2.10 INTELLECTUAL PROPERTY RIGHTS. All trademarks, service marks, logos, designs, brand names, phrases and other identifications, including, without limitation, the registrations, applications and material common law marks listed on Schedule 1.2.10 (collectively the "INTELLECTUAL PROPERTY");

                  1.2.11 FRANCHISE AGREEMENTS. All of the rights and incidents of interest of Sellers in and to the franchise agreements entered into between Sellers and any Person (a "FRANCHISOR") with respect to the Hotels, all as more particularly identified on Schedule 1.2.11 (collectively the "FRANCHISE AGREEMENTS").

The Real Properties, Real Property Leases, Improvements, Personal Property, Personal Property Leases, Prepaid Accounts, Space Leases, Rents, Hotel Deposits, Contracts, Permits, Liquor Licenses, Intellectual Property and Franchise Agreements are hereinafter referred to collectively as the "ASSETS".

         1.3 EXCLUDED ASSETS. Notwithstanding any other provisions of this Agreement to the contrary, the following properties, rights and interests are excluded from the Assets and will be expressly excluded from the Conveyance Documents (i) tax deposits, utility deposits and other deposits, except for any transferable deposits assigned to Buyer, for which Sellers are to be reimbursed as provided herein and except for the Prepaid Accounts, (ii) all cash and uncollected credit card charges relating to the period prior to the Closing Date and all cash reserves for furniture, fixtures, equipment, or for any other purposes, whether maintained on or off the Real Properties, by or on behalf of Sellers with respect to the Assets, (iii) all receivables due to Sellers on the Closing Date relating to the period prior to the Closing Date, (iv) prepaid expenses; (v) inventory, equipment and other property owned by Tenants and (vi) those certain assets being sold, conveyed, transferred and assigned to Realty Partnership pursuant to the Management Company Asset Purchase Agreement including, without limitation, the management agreements (the "MANAGEMENT AGREEMENTS") and intellectual property rights described therein (collectively the "EXCLUDED ASSETS").

                                    ARTICLE 2

                           PURCHASE PRICE/ESCROW AGENT

         2.1   PURCHASE PRICE.

                  2.1.1 AGGREGATE PURCHASE PRICE. Sellers agree to sell and Buyer agrees to purchase the Assets for ONE HUNDRED THIRTY FOUR MILLION ($134,000,000.00) DOLLARS (the "PURCHASE PRICE"), subject to the terms, conditions and adjustments set forth in this Agreement.

                  2.1.2 ALLOCATION OF PURCHASE PRICE. The Purchase Price shall be allocated among the Hotels, and the Parties agree that the Purchase Price allocable to each Hotel (the "ALLOCATED PURCHASE PRICE") shall be further allocated between Personal Property and Real Property, Improvements and the other Assets relating to such applicable Hotel, as follows:

                                                   Real
                                Allocated          Property/             Personal
         Hotel                  Purchase Price     Improvements          Property
         -----                  ------------       ------------          ---------
1.  Allentown Hilton            $  7,500,000       $  6,375,000          1,125,000

2.  Minneapolis Hilton            18,000,000         15,300,000          2,700,000

3.  Palm Desert Embassy           14,000,000         11,900,000          2,100,000
      Suites

4.  The Radisson Marque            7,500,000          6,375,000          1,125,000
      of Winston-Salem

5.  Sheraton Needham              20,000,000         17,000,000          3,000,000

6.  Hotel Park Tucson             11,000,000          9,350,000          1,650,000

7.  St. Louis Embassy             20,000,000         17,000,000          3,000,000
      Suites

8.  Arlington Park Hilton         13,000,000         11,050,000          1,950,000

9.  The Marque of Atlanta         23,000,000         19,550,000          3,450,000
                                ============
                                $134,000,000

The Parties agree that this allocation has been arrived at by a process of arm's-length negotiations, including the Parties' best judgment as to the fair market value of each respective Asset, and the Parties specifically agree to the allocation as final and binding (as between the Parties) and will consistently reflect those allocations on their respective federal, state and local tax returns. The terms of this Section 2.1.2 shall survive the Closing in accordance with Section 5.3 hereof.

         2.2 TERMS OF PAYMENT. The Purchase Price shall be paid as follows:

                  2.2.1 INITIAL DEPOSIT. Within three (3) Business Days after execution and delivery by the Parties of this Agreement, Buyer shall deposit in escrow with Escrow Agent an earnest money deposit in the amount of ONE MILLION ($1,000,000.00) DOLLARS (together with all interest thereon, the "INITIAL DEPOSIT");

                  2.2.2 ADDITIONAL DEPOSIT. Unless Buyer shall have terminated this Agreement on or before expiration of the Inspection Period pursuant to
Article 3, Buyer shall deposit with Escrow Agent on or before expiration of the Inspection Period the additional sum of ONE MILLION ($1,000,000.00) DOLLARS (together with all interest thereon, the "ADDITIONAL DEPOSIT"); and

                  2.2.3 BALANCE OF PURCHASE PRICE. Upon the consummation of the sale of the Assets, at Closing (i) the Initial Deposit and Additional Deposit (collectively the "DEPOSIT"), shall be paid to Sellers and shall be credited against the balance of the Purchase Price, and (ii) Buyer shall deliver to Sellers, as the balance of the Purchase Price, subject to the provisions of
Section 2.2.4, the sum of ONE HUNDRED THIRTY-FOUR MILLION ($134,000,000.00) DOLLARS, less the amount delivered to Sellers pursuant to clause (i) above, by wire transfer of immediately available federal funds in New York, New York, actually received and unconditionally available for distribution to Sellers prior to 3:00 p.m. (New York time) on the Closing Date, as adjusted by all adjustments, offsets and prorations provided for in this Agreement.

                  2.2.4 ASSUMPTION OF EXISTING IDA DEBT. In the event that Buyer shall have elected pursuant to Section 7.1.3(i) hereof to purchase the Allentown Hilton subject to the Existing IDA Debt and to assume the Existing IDA Debt, the balance of the Purchase Price payable to Sellers pursuant to Section 2.2.3 hereof shall be reduced by an amount equal to the outstanding balance of the Existing IDA Debt as of the Closing Date.

         2.3 ESCROW AGENT/INSTRUCTIONS. All funds deposited with Escrow Agent pursuant hereto shall be held in escrow by Escrow Agent upon the following terms:

                  2.3.1 INTEREST-BEARING ACCOUNT. If the funds deposited are in the form of a check, Escrow Agent shall deposit such funds in its escrow account and shall invest the proceeds in such Permitted Investments as Buyer shall select. Escrow Agent shall keep such funds invested in Permitted Investments selected by Buyer for so long as Escrow Agent shall hold such funds in escrow.

                  2.3.2 DELIVERY UPON CLOSING OF SALE. If the Closing takes place, Escrow Agent shall deliver the Deposit to Sellers at the Closing.

                  2.3.3 TERMINATION OF AGREEMENT. If this Agreement is terminated solely by reason of the default of Buyer, the Escrow Agent shall pay the Deposit to Sellers as liquidated damages in accordance with Section 15.1 hereof. If this Agreement is terminated for any other reason, Escrow Agent shall pay the Deposit to Buyer.

                  2.3.4  DUTIES OF ESCROW AGENT.  It is agreed that:

                           (i) the duties of Escrow Agent are only as herein specifically provided, and are purely ministerial in nature, and Escrow Agent shall incur no liability whatever, except for its negligence or willful misconduct, as long as Escrow Agent has acted in good faith;

                           (ii) Escrow Agent shall not be liable or responsible for the collection of the proceeds of any check delivered to Escrow Agent;

                           (iii) in the performance of its duties hereunder, Escrow Agent shall be entitled to rely upon any document, instrument or signature reasonably believed by it to be genuine and purportedly signed by either of the other Parties or their successors or assigns;

                           (iv) Escrow Agent may assume that any person purporting to give any notice or instructions in accordance with the provisions hereof has been duly authorized to do so;

                           (v) Escrow Agent shall not be bound by any modification, cancellation or rescission of this Agreement unless in writing and signed by it, Sellers and Buyer;

                           (vi) Sellers and Buyer shall jointly and severally reimburse and indemnify Escrow Agent for, and hold it harmless against, any and all loss, liability, costs or expenses in connection herewith, including reasonable attorneys' fees and disbursements, incurred by Escrow Agent in connection with its acceptance or performance of its duties and obligations under this Agreement, as well as the reasonable costs and expenses of defending against any claim or liability arising out of or relating to this Agreement; and

                           (vii) Sellers and Buyer each hereby release Escrow Agent from any act done or omitted to be done by Escrow Agent in good faith in the performance of its duties hereunder.

                  2.3.5 DISPUTES AS TO DISPOSITION OF THE DEPOSIT. Escrow Agent is acting as a stakeholder only with respect to the Deposit. If there is any dispute as to whether Escrow Agent is obligated to deliver the Deposit or any part thereof or as to whom the Deposit, or any part thereof, is to be delivered, Escrow Agent shall not make any delivery, but in such event Escrow Agent shall hold the same until receipt by Escrow Agent of an authorization in writing, signed by all of the Parties having any interest in such dispute, directing the disposition of the Deposit, or in the absence of such authorization Escrow Agent shall hold the Deposit until the final determination of the rights of the Parties in an appropriate proceeding. If such written authorization is not given, or proceedings for such determination are not begun within thirty (30) days after the date set forth herein for the Closing (as the same may have been changed by agreement of the Parties) and diligently continued, Escrow Agent may, but is not required to, bring an appropriate action or proceeding for leave to deposit the Deposit in court pending such determination. Escrow Agent shall be reimbursed for all reasonable out-of-pocket costs and expenses of such action or proceeding including, without limitation, reasonable attorneys' fees and disbursements, by the Party determined not to be entitled to the Deposit, or if the Deposit is split between the Parties hereto, such costs of Escrow Agent shall be split, pro rata, between Sellers and Buyer, based upon the portion of the Deposit received by each. Upon making delivery of the Deposit in the manner provided for in this Agreement, Escrow Agent shall have no further liability hereunder.

                  2.3.6 EXECUTION OF THIS AGREEMENT. Escrow Agent has executed this Agreement solely to confirm that Escrow Agent has received the Initial Deposit (subject to collection, if in the form of a check) and will hold the Initial Deposit and the Additional Deposit, if same is delivered by Buyer pursuant to the terms hereof, in escrow, pursuant to the provisions of this Agreement.

                  2.3.7 RIGHT TO REPRESENT SELLERS. Escrow Agent shall have the right to represent Sellers in any dispute between Sellers and Buyer with respect to the Deposit or otherwise.

                  2.3.8 PROCEDURE TO RELEASE DEPOSIT UPON DEFAULT. Prior to the expiration of the Inspection Period, upon receipt by Escrow Agent of written notice from Buyer that Buyer has terminated this Agreement pursuant to Section
3.2.1 hereof, Escrow Agent shall promptly deliver to Buyer the Initial Deposit. From and after the expiration of the Inspection Period, upon receipt of any written notice by Escrow Agent from Sellers or Buyer demanding the release of the Deposit or any part thereof because of an alleged default hereunder, Escrow Agent shall promptly deliver a copy of such demand to the other Party. If Escrow Agent has not received a written notice of objection to such release within five
(5) Business Days after the delivery (or deemed delivery) of the copy of the demand, Escrow Agent shall be entitled to release the Deposit or such portion thereof as demanded, including any interest accrued on such sum being released. If Escrow Agent has received a written notice of objection to such release within five (5) Business Days after the delivery (or deemed delivery) of the copy of the demand, then Escrow Agent shall follow the procedure set forth in
Section 2.3.5 hereof with respect to a dispute as to Escrow Agent's obligation to deliver the Deposit.

                                    ARTICLE 3

                              BUYER'S DUE DILIGENCE

         3.1 INSPECTION PERIOD. From the Effective Date until 5:00 p.m. on June 24, 1996 (the "INSPECTION PERIOD"), with reasonable prior notice to Sellers or the Management Company, as the case may be, Buyer and Buyer's designated agents, employees and independent contractors shall have the right, at Buyer's sole risk, cost and expense, during normal business hours and with as little disruption as reasonably possible to the operation of the Hotels, to enter upon the Real Properties and the Improvements and the Management Company's offices
(i) to conduct engineering, environmental, operational, market, economic feasibility, and other inspections, studies and tests of the Assets, (ii) to review and analyze the Assets and the Condition of the Assets, and (iii) otherwise to evaluate and assess the Assets (collectively the "DUE DILIGENCE STUDIES"). Upon written request therefor by Sellers, Buyer shall forthwith deliver copies to Sellers of any Phase I environmental assessments and any architectural or engineering studies of the Hotels prepared by third parties on behalf of Buyer. Sellers hereby acknowledge and agree that any such assessments or studies delivered to Sellers pursuant to the immediately preceding sentence shall be delivered without any warranty or representation whatsoever by Buyer. In the event of any damage to the Real Properties and the Improvements caused by Buyer or its agents, employees and independent contractors in the course of the Due Diligence Studies, Buyer shall repair and restore (or cause to be repaired and restored) same to substantially their condition prior to Buyer's entry thereon. Sellers shall make available to Buyer at the Hotels all documents in Sellers' or the Management Company's possession relating to the Assets. In addition, upon request by Buyer, Sellers shall deliver to Buyer or Buyer's attorneys copies of any such documents. As part of Buyer's due diligence review of the Assets, Buyer shall:

                  3.1.1 TITLE COMMITMENT. Review ALTA title commitments (the "TITLE COMMITMENTS") for owner's policies of title insurance (the "OWNER'S POLICIES") covering the Real Properties and Improvements and setting forth the matters which the Title Company believes affect the Real Properties and Improvements. Sellers shall order the Title Commitments not later than five (5) days after the Effective Date. Buyer acknowledges that title to the Real Properties and Improvements shall be subject to the Permitted Encumbrances;

                  3.1.2 SURVEY. At Buyer's election, secure a survey or an update of an existing survey (the "SURVEY") of the Real Properties showing the boundaries of the Real Properties and the location on the Real Properties of all Improvements and all recorded easements and building setback lines, accompanied by a metes and bounds description of the Real Properties. Upon Sellers' request therefor, Buyer shall forthwith deliver a copy of each of the Surveys to Sellers;

                  3.1.3 BUYER'S TITLE OBJECTIONS. Prior to expiration of the Inspection Period, examine the Title Commitments, copies of all items referred to as exceptions therein, and the Surveys (collectively the "REAL PROPERTIES DOCUMENTS"), and notify Sellers of any matters referred to in or discoverable from any of the Real Properties Documents to which Buyer objects (the "TITLE OBJECTIONS"). Promptly after receipt of Buyer's notice of Title Objections, Sellers shall commence whatever action is required to eliminate all such unacceptable exceptions. Sellers shall be obligated to eliminate all mechanics' and materialmen's liens, regardless of amount, as well as those liens and encumbrances affecting the Assets (other than Permitted Encumbrances to which Buyer agrees to take subject) (i) which were created by Sellers or to which Sellers agreed to take subject or otherwise consented to or (ii) which, if not described in clause (i) above, may be removed, satisfied or discharged by the payment of a liquidated sum of money not to exceed ten percent (10%) of the Allocated Purchase Price of the Hotel affected by such Title Objection; provided, however, in no event shall Sellers be obligated to expend in excess of $2,500,000 in the aggregate to eliminate liens and encumbrances described in clause (ii) above. Sellers shall use their best efforts to remove all other Title Objections; however, Sellers shall not be obligated to commence any litigation to remove any such Title Objections. If Sellers are unable to eliminate such Title Objections (or any other exceptions that are subsequently reported which Buyer is not required to accept) by the Closing Date, unless the same are waived by Buyer, Sellers may adjourn the Closing Date as to the Hotel(s) affected by the Title Objections for a period of time (not to exceed forty-five (45) days) in order to attempt to eliminate such Title Objection(s). If, after exerting their best efforts, Sellers remain unable to eliminate such Title Objections

(other than those exceptions which Sellers are obligated to remove) within the time provided herein, Sellers shall so notify Buyer in writing and Buyer shall thereafter notify Sellers in writing of its intention either (x) to accept the Hotel affected by such Title Objection(s) without any abatement of the Purchase Price, in which event (a) such Title Objection(s) shall no longer be objections to title and shall be deemed to be for all purposes Permitted Encumbrances, (b) Buyer shall close hereunder not with standing the existence of same and (c) Sellers shall have no obligations whatsoever after the Closing with respect to Sellers' failure to eliminate such Title Objection(s), or (y) to terminate this Agreement as to the Hotel(s) with the Title Objection(s) by notice given to Sellers, in which event Buyer shall be entitled to a return of the Allocable Deposit, the Purchase Price shall be decreased by the Allocated Purchase Price of such deleted Hotel(s), and Sellers shall reimburse Buyer for the cost of the survey(s) prepared (or updated) in connection with the affected Hotel(s) (collectively, "SURVEY COSTS"). Upon such return of the Allocable Deposit and payment of the Survey Costs, this Agreement shall terminate as to the Hotels(s) with the Title Objection(s) and neither Party hereto shall have any further obligations hereunder as to such Hotel(s). As set forth in more detail in
Article 6 hereof, Buyer acknowledges that pursuant to the provisions of Section
6.2.2 hereof, Sellers shall have the right to terminate this Agreement in the event that Buyer exercises the termination right in this Section 3.1.3 with respect to more than one (1) Hotel; and

                  3.1.4 FUTURE ENCUMBRANCES. If, during the period between the expiration of the Inspection Period and the Closing Date, it comes to Buyer's attention that additional matters which are not Permitted Encumbrances and are not specifically referred to in the Real Properties Documents adversely affect title to the Real Properties and Improvements, the same shall constitute Title Objections and shall be subject to the cure requirements and termination rights in Section 3.1.3 hereof.

         3.2   Buyer's Discretionary Termination.

                  3.2.1 BUYER'S ABSOLUTE RIGHT TO TERMINATE THIS AGREEMENT. Except as provided in Section 3.2.2 hereof, if Buyer decides, for any reason whatsoever, in Buyer's sole discretion, not to purchase the Assets, Buyer shall so notify Sellers in writing prior to expiration of the Inspection Period.

Such notification from Buyer shall constitute an absolute and final termination of this Agreement, in which event Buyer shall receive a full refund of the Initial Deposit, and no Party shall have any further rights or claims hereunder or arising out of this Agreement. The Parties agree that the foregoing right of termination shall be effective if given at any time prior to the expiration of the Inspection Period and notwithstanding any default (or any alleged default) by Buyer hereunder. If Buyer fails to notify Sellers prior to the expiration of the Inspection Period of Buyer's election under this Article 3 not to purchase the Assets, Buyer shall be deemed to have agreed to purchase the Assets, subject to and in accordance with the terms, provisions and conditions in this Agreement. Subject to Section 3.2.2, Buyer's payment to Sellers of the Additional Deposit shall be deemed to acknowledge Buyer's acceptance as of the date of such payment of the physical condition of the Assets (as described in Section 4.1.1); provided, however, that such acknowledgment shall in no way diminish or otherwise affect Buyer's rights under this Agreement, including, without limitation, Buyer's rights under Articles 5 and 9 hereof, and shall in no way release Sellers from Sellers' obligations under this Agreement, including, without limitation, Sellers' obligations under Articles 5, 7, 8 and 9 hereof.

                  3.2.2 MAJOR DEFICIENCIES. In the event that prior to the expiration of the Inspection Period Buyer discovers any deficiencies, defects or other problems associated with any of the Hotels, and the cost, individually or in the aggregate with respect to any Hotel, to remediate any such deficiencies, defects or other problems would in Buyer's reasonable judgment exceed an amount equal to five percent (5%) of the Allocated Purchase Price of the applicable Hotel (a "MAJOR DEFICIENCY"), Buyer shall have the right, exercisable in writing by notice given any time prior to the Closing Date, to terminate this Agreement as it relates to the Assets relating to such Hotel. Any such notice shall specify whether in Buyer's reasonable judgment the deficiencies, defects or other problems are of a nature (i.e., the location of a Hotel within a flood plain, violations of zoning laws or ordinances or other material zoning deficiencies, violations of Environmental Laws or such other significant environmental contamination (or an environmental contamination anticipated in Buyer's reasonable judgment) or structural deficiencies the cure of which would cost, in the reasonable judgment of Buyer, in excess of five percent (5%) of the Allocated Purchase Price of the applicable

Hotel), which deficiencies, defects or other problems would, even if cured or ameliorated, materially adversely affect Buyer's ability to obtain financing for such Hotel from an institutional lender (collectively, "UNCURABLE DEFECTS"). In the event Buyer exercises such termination right as to a Hotel, provided such Major Deficiency is not an Uncurable Defect, Sellers, within ten (10) days after delivery of such termination notice, may request an adjournment (not to exceed forty-five (45) days) of the Closing with respect to the affected Hotel in which to cure such Major Deficiency. In such event, the Parties shall close the sale of the remaining Hotels as contemplated herein on the Closing Date. Prior to commencing to cure any such Major Deficiency that is not an Uncurable Defect, Sellers shall consult with Buyer as to the specific actions to be undertaken by Sellers to cure such Major Deficiency, and Sellers shall not commence any such cure unless it is acceptable to Buyer in its reasonable discretion. In the event that Buyer approves of the actions to be taken by Sellers, Sellers shall promptly commence and diligently pursue such cure, and if Sellers cure each of the matters itemized by Buyer in its notice citing a Major Deficiency (in a manner acceptable to Buyer in its reasonable discretion) on or before such adjourned closing date, then Buyer shall acquire such Hotel on a date mutually acceptable to the Parties not later than ten (10) Business Days after the end of the adjournment period. If Buyer's notice alleges that the Major Deficiency is an Uncurable Defect, or if Sellers fail either to elect to adjourn the Closing as to the affected Hotel or to cure such Major Deficiency prior to the expiration of such forty-five (45) day adjournment period, Escrow Agent shall return to Buyer the Allocable Deposit with respect to the applicable Hotel, this Agreement will continue in full force and effect, except it will be deemed to have terminated as to the Hotel with the Major Deficiency, and no Party shall have any further rights or claims hereunder or arising out of this Agreement which relate to the applicable Hotel and the Assets relating thereto. Buyer agrees that deficiencies, defects and other problems identified in a Franchisor's property improvement plan shall not constitute a Major Deficiency merely because of their inclusion in any such Franchisor's property improvement plan; provided, however, that Buyer shall not be restricted from raising any such issue(s) raised in any such Franchisor's property improvement plan as constituting or contributing to any Major Deficiency. As set forth in more detail in Article 6 hereof, Buyer agrees that Buyer shall not be permitted to exercise the termination right described in this Section 3.2.2 on account of a Major Deficiency with respect to more than one (1) Hotel.

                                    ARTICLE 4

                             CONDITION OF THE ASSETS

         4.1   CONDITION OF THE ASSETS; NO WARRANTY; BUYER'S
ASSUMPTION OF RISK. The term "Condition of the Assets" means the following:

                  4.1.1 PHYSICAL CONDITION OF THE ASSETS. The quality, nature and adequacy of the physical condition of the Assets, including, without limitation, the quality of the design, labor and materials used to construct the Improvements; the condition of structural elements, foundations, roofs, glass, mechanical, plumbing, electrical, HVAC, sewage, and utility components and systems; the capacity or availability of sewer, water, or other utilities; the geology, flora, fauna, soils, subsurface conditions, groundwater, landscaping, and irrigation of or with respect to the Real Properties; the location of the Assets in or near any special taxing district, flood hazard zone, wetlands area, protected habitat, geological fault or subsidence zone, hazardous waste disposal or clean-up site, or other special area, the existence, location, or condition of ingress, egress, access, and parking; the condition of the Personal Property and any fixtures; and the presence of any asbestos or other Hazardous Materials, dangerous, or toxic substance, material or waste in, on, under or about the Real Properties and Improvements;

                  4.1.2 DEVELOPMENT POTENTIAL OF THE ASSETS. The development potential, economic feasibility, cash flow and expenses of the Assets; the habitability, merchantability, fitness, suitability and adequacy of the Assets for any particular use or purpose;

                  4.1.3 LEGAL COMPLIANCE OF ASSETS. The compliance or non-compliance of Sellers or any other Person or entity or the operation of the Assets or any part thereof in accordance with, and the contents of (i) all codes, laws, ordinances, regulations, agreements, licenses, permits, approvals and applications of or with any governmental authorities asserting jurisdiction over the Assets, including, without limitation, those relating to zoning, building, public works, parking, fire and police access, handicap access, life safety, subdivision and subdivision sales, and Hazardous Materials, dangerous, and toxic substances, materials, conditions or waste, including, without limitation, the presence of Hazardous Materials in, on, under or about the Assets that would cause state or federal agencies to order a clean up of the Assets under any Environmental Laws, and (ii) all agreements, covenants, conditions, restrictions (public or private), condominium plans, development agreements, site plans, building permits, building rules, and other instruments and documents governing the use, management, and operation of the Assets. "ENVIRONMENTAL LAWS" shall mean and include the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601, et seq., Resource Conservation and Recovery Act, 42 U.S.C. 6901, et seq. and all other and similar existing and future federal, state and municipal statutes, rules, regulations, ordinances governing the environment or the generation, disposal or storage of any Hazardous Materials, all as amended from time to time, and all rules and regulations promulgated thereunder;

                  4.1.4 MATTERS DISCLOSED IN THE SCHEDULED DOCUMENTS. Those matters referred to in this Agreement and the documents listed on the Schedules attached hereto (to the extent true and correct copies thereof have been provided by Sellers to Buyer).

                  4.1.5 INSURANCE. The availability, cost, terms and coverage of liability, hazard, comprehensive and any other insurance of or with respect to the Assets; and

                  4.1.6 CONDITION OF TITLE. The condition of title to the Assets, including, without limitation, vesting, legal description, matters affecting title, title defects, liens, encumbrances, boundaries, encroachments, mineral rights, options, easements, and access; violations of restrictive covenants, zoning ordinances, setback lines, or development agreements; the availability, cost, and coverage of title insurance; leases, rental agreements, occupancy agreements, rights of parties in possession of, using, or occupying any of the Assets; and standby fees, taxes, bonds and assessments.

         4.2 NO WARRANTY OR REPRESENTATION. Buyer acknowledges that, other than as expressly set forth in this Agreement, Sellers make no representations or warranties whatsoever, express, implied, or arising by operation of law, with respect to the Assets or the Condition of the Assets. Buyer hereby represents and warrants to Sellers that Buyer has not entered into this Agreement based upon any representation, warranty, agreement, statement, or expression of opinion by Sellers, the Management Company or the Broker, or any other Person or entity acting, or allegedly acting, for or on behalf of Sellers with respect to Sellers, the Assets, or the Condition of the Assets (other than the representations and warranties of Sellers and Management Company expressly set forth in this Agreement). Other than as expressly set forth in this Agreement, Buyer agrees that the Assets will be sold and conveyed to (and accepted by) Buyer at the Closing in the then condition of the Assets, AS IS, WHERE IS, WITH ALL FAULTS, AND WITHOUT ANY WRITTEN OR ORAL REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS, IMPLIED, OR ARISING BY OPERATION OF LAW, other than (i) the representations and warranties of Sellers and Management Company expressly set forth in this Agreement, and (ii) the Bill of Sale and the limited special warranty of title in the Deeds. Without limiting the generality of the foregoing, except for (a) the representations and warranties of Sellers and Management Company expressly set forth in this Agreement, and (b) the Bill of Sale and the limited special warranty of title in the Deeds, the transactions contemplated by this Agreement are without any statutory, express, or implied warranty, representation, agreement, statement, or expression of opinion of or with respect to (i) the Condition of the Assets or any aspect thereof, including, without limitation, any and all statutory, express, or implied representations or warranties related to suitability for habitation, merchantability, or fitness for a particular use or purpose, (ii) the nature or quality of construction, structural design, or engineering of the improvements,
(iii) the quality of the labor or materials included in the Improvements, (iv) the soil conditions, drainage, topographical features, flora, fauna, or other conditions of or which affect the Assets, (v) any conditions at or which affect the Assets with respect to any particular use, purpose, development potential, or otherwise, (vi) area, size, shape, configuration, location, access, capacity, quantity, quality, cash flow, expenses, value, condition, make, model, composition, accuracy, completeness, applicability, assignability, enforceability, exclusivity, usefulness, authenticity, or amount, (vii) any statutory, express, or implied representations or warranties created by any affirmation of fact or promise, by any description of the Assets, or by operation of law, (viii) any environmental, botanical, zoological, hydrological, geological, meteorological, structural, or other condition or hazard or the absence thereof heretofore, now, or hereafter affecting in any manner any of the Assets, and (ix) all other statutory, express, or implied representations and warranties by Sellers whatsoever. Buyer acknowledges that Buyer has knowledge and expertise in financial and business matters that enable Buyer to evaluate the merits and risks of the transactions contemplated by this Agreement.

                                    ARTICLE 5

                         REPRESENTATIONS AND WARRANTIES

         5.1 SELLERS' REPRESENTATIONS AND WARRANTIES. Sellers and Management Company hereby covenant, represent and warrant to Buyer as of the Effective Date and as of the Closing Date as follows:

                  5.1.1 GOOD STANDING. Sellers are duly organized, validly existing and in good standing, and each Subsidiary Entity is licensed to do business in the State wherein each Hotel, applicable to such Subsidiary Entity, is located;

                  5.1.2 DUE AUTHORITY. This Agreement has been duly authorized, executed and delivered by Sellers in conformance with (i) Sellers' organizational documents, and (ii) the charter and by-laws and pursuant to a validly existing vote of the Board of Directors duly constituted, with respect to each Subsidiary Entity which is a corporation. All documents that are to be executed by Sellers and delivered to Buyer on the Closing have been, or on the Closing Date will be, duly executed, authorized and delivered by Sellers. This Agreement and all such documents are, and on the Closing Date, will be legal, valid and binding obligations of Sellers, enforceable in accordance with their terms (subject to customary bankruptcy exceptions) and do not, and at the time of Closing will not, violate any provisions of any agreement or judicial or administrative order to which Sellers are a party or to which Sellers or the Assets are subject;

                  5.1.3 CONSENTS. No consent, right of first refusal, approval, order or authorization of any Person not a party to this Agreement, and no consent, approval, declaration or filing with any governmental authority on the part of Sellers is required in connection with the execution and delivery of this

Agreement or the performance of the transactions contemplated herein, except for
(i) the Hart-Scott filing, and (ii) such other governmental and other consents as may be required by law or otherwise as are specifically set forth on Schedule
5.1.3 (collectively the "CONSENTS");

                  5.1.4 NO DEFAULT. Assuming all Consents are obtained, neither the execution and delivery of this Agreement by Sellers, nor the consummation by Sellers of the transactions contemplated hereby (i) has constituted or resulted in, or with the passage of time, will constitute or result in a breach of, or constitute a default under any contract, agreement or understanding (including any Contracts) whether written or oral by and between Sellers and any other party, (ii) has violated, or with the passage of time, will violate any court order, judgment, law, ordinance, regulation, or restriction to which any Seller is a party or by which Sellers, or any of Sellers' assets, may be bound, the result of which could have a material adverse effect on any one (1) or more of the Assets or on the financial condition of any Person comprising Sellers;

                  5.1.5 LITIGATION. Schedule 5.1.5 sets forth a list of all litigations, governmental or administrative proceedings or arbitrations presently pending against any Person comprising Sellers. There are no litigations, governmental or administrative proceedings or arbitrations presently pending or, to Sellers' Actual Knowledge, threatened (i) against Sellers which would have a material adverse effect on any of the Hotels, or (ii) with respect to the Hotels, except for personal injury or other actions fully covered by insurance (subject to commercially reasonable deductibles) and those set forth on Schedule 5.1.5 annexed hereto. For the purposes of this Section 5.1.5, the term "material" shall mean any litigation, proceeding or arbitration which could result in a judgment or award in excess of $10,000;

                  5.1.6 REAL PROPERTY/IMPROVEMENTS. Schedule 1.2.1 and Schedule
1.2.3 set forth a complete description of all Real Properties and Improvements, and such Real Properties and Improvements constitute all of the real property and improvements owned by (or subject to the terms of an installment contract of sale in favor of) Sellers. Sellers own fee simple title to the Real Properties and Improvements (other than the Real Property and Improvements relating to the Allentown Hilton which are subject to an installment contract of sale in favor of H.O.D.

Allentown Trust, successor-by-assignment to Hamilton at Ninth Associates), and to Sellers' Actual Knowledge, there are no liens, encumbrances or other matters affecting Sellers' title other than the Permitted Encumbrances, and the Real Properties are not subject to any outstanding contracts of sale (other than with respect to the Existing IDA Debt) or purchase options in favor of any Person;

                  5.1.7 REAL PROPERTY LEASES. Except as may be set forth in
Schedule 1.2.2, Sellers hereby represent as to each Real Property Lease: (i) the applicable Seller (listed on Schedule 1.2.2 is the owner of a valid and subsisting interest as tenant under the Real Property Lease, (ii) the Real Property Lease is in full force and effect, unmodified and not supplemented by any writing or otherwise, and true, correct and complete copies thereof have been (or will be) delivered to Buyer, (iii) all rent, additional rent and other charges reserved therein have been paid to the extent they are due and payable on the date hereof, (iv) the applicable Seller(s) enjoys the quiet and peaceful possession of the estate demises thereby, subject to any Space Lease at such Hotel, (v) the applicable Seller(s) is not in default under any of the terms thereof, and there are no circumstances which, with the passage of time or the giving of notice or both, would constitute an event of default thereunder, (vi) to Sellers' Actual Knowledge the lessor under the Real Property Lease is not in default under any of the terms or provisions thereof on the part of the lessor to be observed or performed, (vii) the lessor under the Real Property Lease has satisfied all of its repair or construction obligations, if any, to the date pursuant to the terms of the Real Property Lease, (viii) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, the Real Property Lease,
(ix) Schedule 1.2.2 lists all Real Property Leases and all amendments and modifications thereto to which any Person comprising Sellers is a party and (x) the lessor indicated on Schedule 1.2.2 for each Real Property Lease is the current lessor under such Real Property Lease. Seller shall, at Closing, assign and transfer the Real Property Leases to Buyer pursuant to the Assignment and Assumption of Real Property Leases in the form set forth as Exhibit 10.2.6;

                  5.1.8 PERSONAL PROPERTY. The Personal Property has been fully paid for and is owned by Sellers free and clear of all liens and encumbrances, except for the Permitted Encumbrances. Each Hotel is furnished, equipped and stocked in a manner, consistent with Sellers' prior practice. Buyer acknowledges that the Personal Property will fluctuate from time to time in the ordinary course of Sellers' business. The Personal Property shall include on the Closing Date sufficient quantities of operating supplies for the normal day-to-day operation of the Hotels in accordance with Sellers' prior practice. The Personal Property shall include, without limitation, bedroom sheets, pillowcases, towels and washcloths and sufficient dining room linens, china, glassware and silver in amounts consistent with Sellers' prior practice. Sellers shall, at Closing, sell, transfer, grant and convey to Buyer all right, title and interest of Sellers in and to the Personal Property by a warranty Bill of Sale, in the form set forth as Exhibit 10.2.2;

                  5.1.9 PERSONAL PROPERTY LEASES. Other than each Personal Property Lease summarized by rent, term and security deposit on Schedule 1.2.5, there are no other Personal Property Leases affecting the existence, use, ownership, occupancy, operation and/or maintenance of the Personal Property or otherwise relating to the Real Properties and the Improvements. Each Personal Property Lease described on Schedule 1.2.5, a copy of which has been (or will be) provided to Buyer, is (i) a true and accurate copy, including all amendments, (ii) the entire agreement between Sellers and the Person named therein, (iii) in good standing and in full force and effect, and is fully enforceable against the parties thereto in accordance with its terms, and (iv) except as set forth on said Schedule 1.2.5, not in default in any material respect by any party, nor, to Sellers' Actual Knowledge, have Sellers received any written or oral notice or other communication of any alleged breach or default thereunder by Sellers, nor does there exist any event, which, with notice or lapse of time or both, would constitute a default thereunder. Seller shall, at Closing, assign and transfer the Personal Property Leases to Buyer pursuant to the Assignment and Assumption of Personal Property Leases in the form set forth as Exhibit 10.2.5;

                  5.1.10 SPACE LEASES. Other than each Space Lease summarized by rent, term and security deposit on Schedule 1.2.7, there are no other Space Leases affecting the existence, use, ownership, occupancy, operation and/or maintenance of the Real Property and the Improvements, nor are there any other tenants or occupants with rights to occupy space within the Hotel. Each Space Lease referenced on Schedule 1.2.7, a copy of which has been (or will be) provided to Buyer, is (i) a true and accurate copy, including all amendments, (ii) the entire agreement between Sellers and the Person named therein, (iii) in good standing and in full force and effect, and is fully enforceable against the parties thereto in accordance with its terms, and (iv) except as set forth on said Schedule 1.2.7, not in default in any material respect by any party, nor, to Sellers' Actual Knowledge, have Sellers received any written or oral notice or other communication of any alleged breach or default thereunder by Sellers, nor does there exist any event, which, with notice or lapse of time or both, would constitute a default thereunder. There are no security deposits or advance payments of rent being held by Sellers pursuant to any of the Space Leases except as set forth on Schedule 1.2.7. All of the Tenants named in the Space Leases are in possession of the premises leased to them and conducting business in the ordinary course. To Sellers' Actual Knowledge, no Space Lease has been assigned, pledged or encumbered by the Tenant thereunder. No brokerage or leasing commission, fee or other compensation is or will be due from Sellers or Management Company as of the Closing Date or thereafter in connection with any Space Lease or any renewal or extension thereof. All decorating, installation, alteration and repair work which the landlord was or may be obligated to perform for any Tenant prior to the Closing Date has been performed or will be performed prior thereto at the cost of Sellers. There are no obligations on the part of the landlord under the Space Leases to provide any concessions or inducements to any Tenant under any Space Lease, and the landlords under the Space Leases are not subject to any offset rights, nor are they obligated to make any payments with respect to any "so-called" take-over agreements relating to space previously occupied by the Tenant(s) under any Space Lease(s). There is no breach or violation of any provision of any Space Lease granting "exclusive" uses or prohibiting or restricting competing or similar uses, and no Space Lease allows the space demised to be used for any purpose which is prohibited by a restrictive covenant or the terms of any other Space Lease. No representation, covenant or promise has been made by Sellers or, to Sellers' Actual Knowledge, by any of Sellers' predecessors, to any of the Tenants, except as may be contained in the Space Leases. Seller shall, at Closing, assign and transfer the Space Leases to Buyer pursuant to the Assignment and Assumption of Space Leases in the form set forth as Exhibit 10.2.3;

                  5.1.11 CONTRACTS. Other than as identified on Schedule 1.2.8 (and excepting each Space Lease, Personal Property Lease, Real Property Lease and Franchise Agreement), there are no other contracts or agreements affecting the existence, use, ownership, occupancy, operation and/or maintenance of the Assets. Each Contract referenced on Schedule 1.2.8, a copy of which has been (or will be) provided to Buyer, is (i) a true and accurate copy, including all amendments, (ii) the entire agreement between Sellers and the Person named therein, (iii) in good standing and in full force and effect, and is fully enforceable against the parties thereto in accordance with these terms, and (iv) not in default in any material respect by any party, nor, to Sellers' Actual Knowledge, have Sellers received any written or oral notice or other communication of any alleged breach or default thereunder by Sellers, nor does there exist any event, which, with notice or lapse of time or both, would constitute a default thereunder. Except as set forth on Schedule 1.2.8, none of the Contracts require payments in excess of $10,000 per year by any Person comprising Sellers. Seller shall, at Closing, assign and transfer the Contracts to Buyer pursuant to the Assignment and Assumption of Contracts/Permits in the form set forth as Exhibit 10.2.4;

                  5.1.12 PERMITS. Other than as identified on Schedule 1.2.9, there are no other Permits affecting the existence, use, ownership, occupancy, operation and/or maintenance of the Assets. Each Permit referenced on Schedule 1.2.9, a copy of which has been (or will be) provided to Buyer, is, to Sellers' Actual Knowledge (i) a true and accurate copy, including all amendments, and
(ii) in good standing and in full force and effect. Sellers have not received any written notice that any default has occurred in the due observance of any condition to any Permit, nor, to Sellers' Actual Knowledge, is there lacking any license, permit or certificate needed in connection with the ownership or operation of the Hotels or the operation of their business. Valid permanent certificates of occupancy have been issued for each of the Improvements and remain in full force and effect. True, correct and complete copies of the certificates of occupancy have been (or will be) delivered to Buyer. Seller shall, at Closing, assign and transfer the Permits, to the extent assignable, to Buyer pursuant to the Assignment and Assumption of Contracts/Permits in the form set forth as Exhibit 10.2.4;

                  5.1.13 LIQUOR LICENSES. Each Liquor License is referenced on
Schedule 1.2.9, a copy of which has been (or will be) provided to Buyer. Sellers hold all licenses required under applicable laws relating to the sale and service of alcoholic beverages at the Hotels, and all of such Liquor Licenses are in full force and effect. To Sellers' Actual Knowledge, and except as set forth in Schedule 1.2.9, the sale and service of alcoholic beverages at the Hotels has been in compliance with all applicable laws and regulations, and Sellers have not received any written notification of any violation or alleged violation of any such laws or regulations during their respective periods of ownership which are outstanding and have not been cured;

                  5.1.14 INTELLECTUAL PROPERTY. Other than as identified on
Schedule 1.2.10, there is no other Intellectual Property used by Sellers with respect to the existence, use, ownership, occupancy, operation and/or maintenance of the Assets. Except as set forth on Schedule 1.2.10, the registrations and applications for all such Intellectual Property are in full force and effect and are standing in the name of Sellers as of record and are valid and enforceable. None of Sellers' respective names have been registered on the Principal Register maintained by the U.S. Patent and Trademark office. Except as set forth on Schedule 1.2.10, to Sellers' Actual Knowledge (i) Sellers are the sole and exclusive owners of all rights to the Intellectual Property, the same are fully assignable and Sellers have the right to use the same without the payment of any license fee, royalty or similar charge, (ii) there is no claim of any other Person, firm or corporation or any proceeding pending or threatened which relates to any of the Intellectual Property, and (iii) the Intellectual Property includes all of the intellectual property used in the conduct of the Hotels. Sellers shall, at Closing, assign and transfer the Intellectual Property to Buyer pursuant to the Assignment and Assumption of Intellectual Property in the form set forth as Exhibit 10.2.7;

                  5.1.15 FRANCHISE AGREEMENTS. Each Franchise Agreement, a copy of which has been (or will be) provided to Buyer, is, other than as provided on
Schedule 1.2.11, (i) a true and accurate copy, together with all amendments,
(ii) the entire
agreement between Sellers and Franchisor, and (iii) except as set forth below, in good standing and in full force and effect, and is fully enforceable against the parties thereto in accordance with its terms. Except with respect to the Franchise Agreement affecting St. Louis Suites and as set forth on Schedule 1.2.11, Sellers have not received any written or oral notice or other communication of an alleged breach or default under the Franchise Agreements by Sellers, nor to Sellers' Actual Knowledge does there exist any event, which, with notice or lapse of time or both, would constitute a default thereunder. True, correct and complete copies of all franchise inspection or compliance reports or property improvement plans within the last two (2) years have been delivered to Buyer and are identified on Schedule 1.2.11. Except with respect to the Franchise Agreement affecting St. Louis Suites, each Hotel meets all standards for acceptance as a licensed facility pursuant to the Franchise Agreement relating to such Hotel; provided, however, that the Parties acknowledge that the Franchisor inspection reports refer to certain improvements, upgrades and betterments which are suggested or required by the various Franchisors. Notwithstanding the fact that such items appear in the existing Franchisor inspection reports, the Parties agree that Sellers shall be obligated to complete only those items set forth on Schedule 5.1.15, and Sellers shall commence such work only after Buyer has approved Sellers' intended course of action, which approval shall not be unreasonably withheld. The Hotels are not and at the Closing will not be subject to the burdens or obligations of any management, operating or franchise agreement, except for the Real Property Leases, the Contracts, the Personal Property Leases, the Management Agreements and the Franchise Agreements. Buyer acknowledges that Sellers are presently in default under the Franchise Agreement applicable to St. Louis Suites;

                  5.1.16 PROPERTY TAXES. Sellers have paid, or by the Closing Date will pay, all Property Taxes due and owing by the Closing Date of every kind and nature. True and complete copies of bills for such Property Taxes for the past two (2) years are annexed hereto on Schedule 5.1.16. Except as set forth on Schedule 5.1.16, to Sellers' Actual Knowledge, Sellers (i) are not a party to any action or proceeding to abate any Property Tax, nor aware of any proceeding by any governmental authority for assessment or collection of Property Taxes, and (ii) have not granted any waiver of any statute of limitation with respect to, or any extension of a period for the assessment of Property Taxes;

                  5.1.17 MISCELLANEOUS TAXES. All state income taxes, employment taxes (including but not limited to FICA, unemployment insurance and workers' compensation) and all sales, use and hotel/motel occupancy taxes, if any, due and payable in connection with the ownership and operation of the Real Properties and the operation of the hotel businesses thereon (collectively, "MISCELLANEOUS TAXES"), have been paid in full through the most recent period for which they were due and payable. Except as set forth on Schedule 5.1.17, Sellers (i) are not a party to any action or proceeding to abate any Miscellaneous Tax nor aware of any proceeding by any governmental authority for collection of Miscellaneous Taxes, and (ii) have not granted any waiver of any statute of limitation with respect to, or any extension of a period for the assessment of Miscellaneous Taxes;

                  5.1.18 TAX RETURNS. Sellers have filed or will file all federal, state and local tax returns for all Property Taxes and Miscellaneous Taxes required by law and have fully paid or, by the Closing Date, will have fully paid all Property Taxes and Miscellaneous Taxes and penalties due and payable. To Sellers' Actual Knowledge, Sellers have not received written or oral notice or other communication, and are unaware of any dispute or claim by any taxing authority regarding any Property Taxes or Miscellaneous Taxes of any nature due and payable by Sellers, which if not paid could become a lien against the Assets;

                  5.1.19 NON-COMPLIANCE WITH LAW. Except as set forth in
Schedule 5.1.19, to Sellers' Actual Knowledge, Sellers have received no notice of any violation of law or municipal ordinance, order or requirement noted in or issued by any governmental entity asserting jurisdiction against or affecting Sellers or any of the Hotels. Sellers agree to cause any violations mentioned in
Schedule 5.1.19 and any other violations of law of which Sellers receive notice between the Effective Date and the Closing Date, to be removed and cured at Sellers' sole cost and expense prior to the Closing; provided, however, that Sellers shall not be obligated to cure any written notice of violation received by Sellers after the Effective Date which cites a violation of the Americans with Disabilities Act of 1992 ("ADA") and with respect to any one (1) Hotel would cost in excess of $250,000 to cure (a "MAJOR ADA VIOLATION"). In the event Sellers elect not to cure a Major ADA Violation, then Buyer may elect either (i) to acquire the affected Hotel subject to the Major ADA Violation, or (ii) to terminate this Agreement as it relates to the applicable Hotel whereupon (a) this Agreement shall remain in full force and effect as to the remaining Hotels, (b) the Allocable Deposit with respect to the affected Hotel shall immediately be returned to Buyer, (c) the Purchase Price shall be decreased by the Allocated Purchase Price of such deleted Hotel and (d) this Agreement shall be deemed null and void as to the deleted Hotel. Except as set forth in Schedule 5.1.19, to Sellers' Actual Knowledge, (i) the Hotels and the businesses conducted thereon are in compliance in all material respects with all applicable federal, state and local laws and regulations, including zoning laws, and (ii) all necessary permits and licenses for the lawful conduct of such business have been obtained and are in full force and effect. To Sellers' Actual Knowledge, except as set forth on Schedule 5.1.19, no variance or conditional permit has been granted with respect to any of the Hotels. The present use and occupancy of the Improvements complies with the existing certificates of occupancy issued therefor; provided, however, that Buyer acknowledges that the use referred to on the certificate of occupancy for the Marque of Atlanta is different from the present use and occupancy of such Hotel. Sellers represent that the present use at such Hotel is in compliance with law. Except as set forth in Schedule 5.1.19, Sellers have not received any written notice from any insurance company, Board of Fire Underwriters, any governmental or quasi-governmental agency or any of the Persons that are parties to the Loan Documents, requiring any repairs or work to be done at the Hotels or pertaining to the maintenance of the Hotels, employment of labor or working conditions;

                  5.1.20 HOTEL EMPLOYEES/COLLECTIVE BARGAINING AGREEMENTS. All employees working at the Hotels are listed on Schedule 5.1.20 (the "HOTEL EMPLOYEES"), which includes for each employee his or her (i) name, (ii) job description, (iii) salary (iv) date of employment, and (v) the Hotel at which he or she is employed. Except as additionally described on Schedule 5.1.20 or on
Schedule 5.1.21(a) or Schedule 5.1.21(b), no Hotel Employee is covered by a union contract, collective bargaining agreement, employment agreement, deferred compensation agreement or other agreement of any kind. Schedule 5.1.20 also sets forth a list of the documents and employee manuals which describe Sellers' existing employment policies and practices with respect to vacations, sick days, personal days, bonuses, raises, promotions, discharges, overtime, work responsibilities, benefits, retirement, severance pay and other relevant matters. Except as set forth on Schedule 5.1.20, there is no strike, lockout, picketing, work stoppage or other labor dispute pending or threatened, nor is there any pending grievance or arbitration proceeding, charge or complaint before the NLRB, the various civil rights agencies, federal or state departments of labor or the various occupational health and safety agencies, with respect to any of the Hotels. To Sellers' Actual Knowledge, (a) Sellers have received no written notice of violation with the Immigration Reform and Control Act of 1986 ("IRCA"), and (b) all United States Department of Justice Immigration and Naturalization I-9 forms required to be completed and maintained by Sellers have been properly filled out and are maintained in Seller's personnel files. To Sellers' Actual Knowledge, except as set forth on Schedule 5.1.20, there are no discrimination charges pending against Sellers arising under the anti-discriminatory provisions of IRCA. Sellers agree to be fully responsible for payments of any kind to all Hotel Employees for any period prior to the Closing Date and for services rendered through the Closing Date, including any severance payments or other benefits arising due to the transactions contemplated by this Agreement except for Buyer's obligations under Section 7.1.18(ii) and Section 7.1.19 hereof. Arlington Heights Hotel Ventures, Inc. and St. Louis Hotel Ventures, Inc. are the only parties to any collective bargaining agreements described on Schedule 5.1.21(b) and those agreements are the only collective bargaining agreements with respect to Hotel Employees (the "COLLECTIVE BARGAINING AGREEMENTS"). Other than the Collective Bargaining Agreements, there are no other collective bargaining agreements, nor are there any other agreements regarding labor unions or other organized labor organizations or associations with respect to the Hotels. Sellers have delivered true, correct and complete copies of each Collective Bargaining Agreement (including any amendments thereto), and each Collective Bargaining Agreement (i) constitutes the entire agreement between Sellers and the Person named therein,
(ii) is in good standing and in full force and effect, and is fully enforceable against the parties thereto in accordance with these terms, and (iii) is not in default in any material respect by any party thereto, nor, to Sellers' Actual Knowledge, have Sellers received any written or oral notice or other communication of any alleged breach or default thereunder by Sellers, nor does there exist any event, which, with notice or lapse of time or both, would constitute a default thereunder. Sellers shall, at Closing, subject to Section 1.2.8, assign and transfer the Collective Bargaining Agreements to Buyer pursuant to the Assignment and Assumption of Contracts/Permits in the form set forth as Exhibit 10.2.4;

                  5.1.21 EMPLOYEE BENEFIT PLANS. (a) Set forth in Schedule 5.1.21(a) is a true and complete list of each "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA) currently maintained by a Seller or an ERISA Affiliate, or with respect to which a Seller or an ERISA Affiliate is or will be required to make any payment, or which provides or will provide benefits to present or prior employees of a Seller or an ERISA Affiliate due to such employment (the "PENSION PLANS"). All of the Pension Plans are "multiemployer plans" (as such term is defined in Section 3(37) of ERISA). Set forth in Schedule 5.1.21(a) is a true and complete list of each "employee welfare benefit plan" (as such term is defined in Section 3(1) of ERISA) currently maintained by a Seller, or with respect to which a Seller is or will be required to make any payment, or which provides or will provide benefits to present or prior employees of a Seller due to such employment (the "WELFARE PLANS") (the Pension Plans and Welfare Plans being the "ERISA BENEFIT PLANS"). In addition, set forth in Schedule 5.1.21(a) is a true and complete list of each other "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA) ever subject to Section 302 of ERISA and (i) maintained by a Seller or an ERISA Affiliate at any time during the six-year period prior to the Closing Date, or (ii) with respect to which a Seller or an ERISA Affiliate was required to make any payment at any time during such period (the "PRIOR PENSION PLANS"). All of the Prior Pension Plans, if any, are "multiemployer plans" (as such term is defined in Section 3(37) of ERISA).

                  (b) For the purposes hereof, "Non-ERISA Commitments" shall mean each of the following to which any Person comprising Sellers is a party, or with respect to which any Person comprising Sellers is or will be required to make any payment, and which is not an ERISA Benefit Plan:

                  (i) each retirement, savings, profit sharing, deferred compensation, severance, stock ownership, stock purchase, stock option, performance, bonus, incentive, vacation or holiday pay, hospitalization or other medical, disability, life or other insurance, or other welfare, benefit or fringe benefit plan, policy, trust, contract or agreement of any kind, whether written or oral;

                  (ii)  each employee Collective Bargaining
         Agreement; and

                  (iii) each understanding, arrangement, contract or agreement of any kind, whether written or oral, with or for the benefit of any present or prior officer, director, employee or consultant (including, without limitation, each employment, compensation, deferred compensation, severance or consulting agreement or arrangement and any agreement and arrangement associated with a change in ownership of a Seller).

Set forth in Schedule 5.1.21(b) hereof is a true and correct list of each of the items described in clauses (i) and (ii) above (other than those items already listed in Schedule 5.1.21(a)). The Sellers have delivered to Buyer correct and complete copies of (x) all written Non-ERISA Commitments referred to in clauses
(i) and (ii) above and (y) all insurance and annuity policies and contracts and other documents relevant to any Non-ERISA Commitment. Schedule 5.1.21(b) contains a complete and accurate description of (1) all oral Non-ERISA Commitments referred to in clause (i) of the first (1st) sentence of this
Section 5.1.21(b), and (2) all Non-ERISA Commitments with regard to health insurance or coverage.

                  (c) Sellers have delivered (or will deliver) to Buyer with respect to each Welfare Plan, other than any Welfare Plan which is a "multiemployer plan" (as such term is defined in Section 3(37) of ERISA), correct and complete copies, where applicable, of (A) all plan documents and amendments thereto, trust agreements and amendments thereto and insurance and annuity contracts and policies, (B) the current summary plan description, (C) the Annual Report (Form 5500 series) and accompanying schedules, as filed, for the most recently completed plan year for which such report has been filed, (D) the financial statements for the most recently completed plan year for which such statements have been prepared, (E) the actuarial report for the most recently begun plan year for which such reports exist, and (F) all correspondence with the IRS and Department of Labor concerning any controversy. With respect to each Pension Plan that is a "multiemployer plan" (the "MULTIEMPLOYER PLANS"), (i) Sellers have delivered (or will use Sellers' best efforts to secure and deliver as soon as reasonably possible) to Buyer correct and complete copies of all plan documents and amendments thereto and trust agreements and amendments thereto, the items described in clauses (B), (C) and (E) of the preceding sentence, and all correspondence and other information in a Seller or any ERISA Affiliate's possession relating to any anticipated increases in contribution rates with respect to such plan, and (ii) set forth in Schedule 5.1.21(c) is a true and complete list of the amounts which each of the Sellers and each ERISA Affiliate paid to such plan with respect to each of the calendar years 1993 through 1995. Sellers have delivered (or will deliver) to Buyer with respect to each of the Multiemployer Plans and with respect to each of the Prior Pension Plans which is a "multiemployer plan" (the "PRIOR MULTIEMPLOYER PLANS") correct and complete copies of all correspondence and other information in the Seller or any ERISA Affiliate's possession relating to the amount for which a Seller or any ERISA Affiliate is or could be liable under Title IV of ERISA for a total or partial withdrawal as of any date or for any other reason.

                  (d) Except as to Multiemployer Plans (as to which this representation is made only to Sellers' Actual Knowledge), there is no pending claim or, to Sellers' Actual Knowledge, threatened claim in respect of any of the ERISA Benefit Plans other than claims for benefits in the ordinary course of business. Except as set forth in Schedule 5.1.21(d), to Sellers' Actual Knowledge, each of the ERISA Benefit Plans other than any Multiemployer Plans
(i) has been administered in accordance with its terms and (ii) complies in form, and has been administered in accordance, with the requirements of ERISA and, where applicable, the Code. Except as specifically identified and explained in Schedule 5.1.21(d), Sellers and each ERISA Affiliate has complied with the health care continuation requirements of Part 6 of Title I of ERISA. Except as provided in Schedule 5.1.21(d), Sellers have no obligation under any ERISA Benefit Plans or otherwise to provide health or other welfare benefits to any prior employees or any other person, except as required by Part 6 of Title I of ERISA.

Immediately after the Closing and at all times thereafter, no Seller or any ERISA Affiliate except for any Eliminated Hotel will continue to provide a group health plan to employees within the meaning of Section 4980B(g)(2) of the Code. The consummation of the transaction contemplated by this Agreement will not result in an increase in the amount of compensation or benefits or accelerate the vesting or timing of payment of any compensation or benefits payable to or in respect of any participant. Sellers are in compliance with the requirements of the Workers Adjustment and Retraining Notification Act of 1988 (the "WARN ACT") and have no liabilities pursuant to WARN, except to the extent Buyer breaches its representation in Section 7.1.18(ii) hereof.

                  (e) To Sellers' Actual Knowledge, no proceeding has been initiated to terminate any Multiemployer Plan, and there has been no "reportable event" (as such term is defined in Section 4043(b) of ERISA) with respect to any such plan. To Sellers' Actual Knowledge, no Multiemployer Plan is in reorganization as described in Section 4241 of ERISA or insolvent as described in Section 4245 of ERISA. Except as described in Schedule 5.1.21(e), neither any of Sellers nor any ERISA Affiliate has failed to make a required or disputed contribution to any Multiemployer Plan or any Prior Multiemployer Plan. Except as described in Schedule 5.1.21(e), (i) neither any of Sellers nor any ERISA Affiliate has incurred any liability on account of a "partial withdrawal" or a "complete withdrawal" (within the meaning of Sections 4205 and 4203, respectively, of ERISA) from any multiemployer plan (as such term is defined in
Section 3(37) of ERISA) and no such liability has been asserted, and (ii) neither any of Sellers nor any ERISA Affiliate is bound by a contract or agreement or has any obligation or liability described in Section 4204 of ERISA.

                  (f) Except as to Multiemployer Plans (as to which this representation and warranty is made only to Sellers' Actual Knowledge), neither the Sellers nor, to Sellers' Actual Knowledge, any other "disqualified person" (within the meaning of Section 4975 of the Code) or "party in interest" (within the meaning of Section 3(14) of ERISA) has taken any action with respect to any ERISA Benefit Plan which could subject any such plan (or its related trust) or Sellers or any officer, director or employee of any of the foregoing to the penalty or tax under Section 502(i) or Section 502(l) of ERISA or Section 4975 of the Code.

                  (g) To Sellers' Actual Knowledge, Sellers have no potential liability, whether direct or indirect, contingent or otherwise, under Section 4212(c) of ERISA and with regard to the transactions contemplated herein, there is no liability under such sections of ERISA.

                  (h) For purposes of this Agreement, "ERISA AFFILIATE" means
(i) any corporation which at any time on or during the last six years before the Closing Date is or was a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as a Seller; (ii) any partnership, trade or business (whether or not incorporated) which at any time on or during the last six years before the Closing Date is or was under common control (within meaning of section 414(c) of the Code) with a Seller; and (iii) any entity which at any time on or during the last six years before the Closing Date is or was a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as either a Seller, any corporation described in clause (i) or any partnership, trade or business described in clause (ii);

                  5.1.22 SELLERS' ENVIRONMENTAL REPRESENTATIONS. Sellers have delivered to Buyer true, correct and complete copies of all written environmental site assessments, reports and summaries, asbestos surveys, and operations and maintenance plans described on Schedule 5.1.22 (collectively, the "ENVIRONMENTAL REPORTS"). To Sellers' Actual Knowledge, the Environmental Reports are the only reports in Sellers' possession regarding environmental matters and Hazardous Materials at or near the Hotels. Except as set forth on
Schedule 5.1.22, Sellers have not received any written or, to Sellers' Actual Knowledge, any oral notice or other communication concerning (i) any violation or alleged violation of the Environmental Laws, or (ii) any alleged liability for environmental damages in connection with the existence, use, ownership, occupancy, operation and/or maintenance of the Real Property and the Improvements. No writ, injunction, decree, order or judgment relating to the foregoing is outstanding. There is no pending law suit, claim, proceeding, citation, directive, summons or, to Sellers' Actual Knowledge, any investigation pending relating to the existence, use, ownership, occupancy, operation and/or maintenance of the Real Property and the Improvements, by any Person relating to any alleged violation of any Environmental Laws or the suspected presence of any Hazardous Materials thereon. Except as may be set forth in the Environmental Reports, no Hazardous Materials are located at the Hotels, except for such Hazardous Materials as are used in the ordinary course of Sellers' business and are stored, used and disposed of in compliance with law. To Sellers' Actual Knowledge, the Real Properties have never been used for manufacturing, storage or as a dump site for Hazardous Materials, nor are the Real Properties affected by any Hazardous Materials Contamination. To Sellers' Actual Knowledge, no real property adjoining the Real Properties has ever been used as a manufacturing, storage or dump site for Hazardous Materials, nor is any such adjoining real property affected by Hazardous Materials Contamination. As used herein, the term "HAZARDOUS MATERIALS" shall mean any material or substance (i) which is defined as a "hazardous waste" under the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Sections 6901 et seq.), as amended from time to time, and regulations promulgated thereunder;
(ii) which is defined as a "hazardous substance" under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Sections 9601 et seq.), as amended from time to time, and regulations promulgated thereunder ("CERCLA"); (iii) which is defined as a hazardous or toxic substance or waste in any statute, regulation or ordinance adopted by the State in which any of the Real Properties are located or its agencies or political subdivisions; (iv) which is petroleum; (v) which is asbestos; (vi) which is designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Section 1251 et seq. (33 U.S.C. Section 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. Section 1317); or (vii) the presence of which on the Real Property is prohibited by any legal requirement of any governmental authority or which may give rise to a lien for the benefit of a governmental authority; and which, under the circumstances and quantities in which any of the foregoing may be found, requires remediation. "HAZARDOUS MATERIALS CONTAMINATION" shall mean the contamination (whether presently existing or hereafter occurring) of any of the Real Properties and Improvements, facilities, soil, ground water, air or other elements on, or of, the Real Properties by Hazardous Materials, or the contamination of the Improvements, facilities, soil, ground water, air or other elements on, or of, any other property as a result of Hazardous Materials at any time emanating from any of the Real Properties. Except as may be set forth in the Environmental Reports, to Sellers' Actual Knowledge, there are no underground gasoline, oil or other storage tanks at any of the Real Properties;

                  5.1.23 EMINENT DOMAIN TAKING. To Sellers' Actual Knowledge, there is no federal, state, county, municipal or other governmental plans to change the highway or road system in the vicinity of the Real Properties, nor have Sellers received oral or written notice or other communication from any governmental authority or officer thereof having the power of eminent domain, of any pending, proposed or actual eminent domain taking relating to or affecting all or any portion of any Real Property or of any improvement liens or special assessments to be made against any of the Assets by any governmental authority;

                  5.1.24 BROKERS, FINDERS, ETC. Other than Broker, all negotiations relating to this Agreement and the transactions contemplated hereby have been carried on without the intervention of any Person acting on behalf of Sellers, in such manner as to give rise to any valid claim against Sellers or Buyer for any brokerage or finder's commission, fee or similar compensation. Sellers shall be fully responsible for and shall assume and pay any and all fees or brokerage commissions due Broker, and Sellers shall indemnify and hold Buyer harmless therefrom;

                  5.1.25 CONSTRUCTION AND RENOVATION WORK; PAYMENT FOR SERVICES. Except as set forth on Schedule 5.1.25, there is no construction or renovation work which is incomplete on the date hereof. Any previous construction or renovation work has been or will be paid for in full by Sellers (except as indicated to the contrary on Schedule 5.1.25) and, to Sellers' Actual Knowledge, has been completed in accordance with all applicable governmental regulations. The remaining work described on Schedule 5.1.25, if any, shall be completed by Sellers at Sellers' sole cost and expense (except as indicated to the contrary on said Schedule 5.1.25), shall be performed in a good workmanlike manner in accordance with all applicable governmental regulations and shall be completed by the date(s) set forth on Schedule 5.1.25. No services, materials or work have been supplied to any Hotel for which payment has not been made in full, and no dispute or claim exists in regard to any such services, materials or work which could result in any mechanic's or other lien, charge or order for payment of money being filed against the Assets or the owner of any Hotel. Sellers will, on or before the Closing Date, pay for all services, materials or work supplied to the Hotels on or before the Closing Date with respect to the items listed on
Schedule 5.1.25;

                  5.1.26 INSURANCE. The insurance covering Sellers and the Assets is listed in the insurance schedule annexed hereto as Schedule 5.1.26. Each of said policies is in full force and effect. No notice has been received by Sellers from the insurance company which issued any of such policies stating that any of such policies is not in full force and effect, will not be renewed or will be renewed only at a higher premium rate than is presently payable therefor. True and correct copies of each insurance policy have been (or will be) furnished to Buyer. Since the dates on which Sellers purchased each of the Hotels, all liability insurance policies maintained by Sellers with respect to the Hotels for each year that Sellers have owned the respective Hotels (collectively, "SELLERS' PRIOR LIABILITY INSURANCE POLICIES") have been, except as provided in Schedule 5.1.26, written on an "occurrence" basis, and copies of Sellers' Prior Liability Insurance Policies (or certificates or other documentation acceptable to Buyer in its reasonable discretion to evidence such "occurrence" basis coverage was in effect during all periods of ownership) have been (or will be) delivered to Buyer;

                  5.1.27 FIRPTA. Each Person comprising "Sellers" represents and warrants that it is not a "foreign person" or a "U.S. real property holding corporation" for purposes of Section 1445 of the Internal Revenue code or any applicable regulations promulgated thereunder;

                  5.1.28 PREPAID FEES AND DEPOSITS. Annexed hereto as Schedule
5.1.28 is a list of all prepaid fees and deposits relating to the Hotels;

                  5.1.29 TRADE ASSOCIATIONS. Annexed hereto as Schedule 5.1.29 is a list of all trade associations to which Sellers or any of the Hotels belong and the respective dues and fees therefor;

                  5.1.30 BILLBOARDS/SIGNS. All billboards or signs located off the Real Property which are used to advertise the Hotels, and the contracts or leases therefor, are identified on Schedule 5.1.30 (collectively, the "BILLBOARD LEASES"). The Billboard Leases are in full force and effect and there are no defaults thereunder by either party thereto. True and complete copies of the Billboard Leases have been delivered to Buyer;

                  5.1.31 SELLERS' FINANCIAL STATEMENTS; OPERATING STATEMENTS. Sellers have furnished to Buyer true, correct and complete copies of the following (collectively, the "FINANCIAL STATEMENTS"): (i) annual audited consolidated financial statements of HOD Ventures for the past three (3) years, prepared in accordance with GAAP by Coopers & Lybrand, (ii) the financial statements for each of the Subsidiary Entities for the past three (3) years, prepared in accordance with GAAP, to the extent same have been prepared, (iii) monthly and annual financial statements and detailed operating statements (prepared in accordance with GAAP) for each Hotel for the past three (3) years),
(iv) annual operating and capital budgets for 1994, 1995 and 1996 for each of the Hotels, including cash flow projections for the upcoming year, presented on a monthly basis. The information contained in the Financial Statements is true, correct and complete in all material respects, and there is no material liability (contingent or otherwise) of HOD Ventures or any Subsidiary Entity not reflected in such Financial Statements or in the notes thereto. No event, act or condition has occurred which has had (or could result in) a material adverse change in the financial condition of any of the Persons constituting Sellers or in the financial operations of any of the Hotels since the date of the most recent Financial Statements delivered to Buyer;

                  5.1.32 PHYSICAL CONDITION OF THE ASSETS. Sellers have delivered to Buyer true, correct and complete copies of all written architectural and engineering surveys, assessments, reviews, report and summaries described on Schedule 5.1.32 (collectively, the "ARCHITECTURAL AND ENGINEERING REPORTS"). The Architectural and Engineering Reports are the only reports in Sellers' possession regarding architectural, engineering, structural matters at the Hotels and the structural soundness thereof;

                  5.1.33 EXISTING IDA DEBT. Annexed hereto as Schedule 5.1.33 is a list of all of the documents evidencing or otherwise related to the Existing IDA Debt (the "LOAN DOCUMENTS"), and there have been no modifications or amendments thereto except as set forth in said Schedule 5.1.33. True and complete copies of each of the Loan Documents have been (or will be) delivered to Buyer. The loans constituting the Existing IDA Debt are all in good standing, and the applicable Seller(s) are not in default thereunder, nor, to Sellers' Actual Knowledge, has any event occurred which with the passage of time or the giving of notice or both would constitute a default under the Loan Documents. The Loan Documents permit the sale of the Hotels subject to the Existing IDA Debt without the consent of the holder(s) thereof, or, if such consent is required, Sellers will use Sellers' best efforts to obtain such consent on or prior to the Closing Date. As of February 29, 1996, the outstanding principal balance of the Existing IDA Debt is $5,508,154.58;

                  5.1.34 NO COMPETING VENTURES. Neither Sellers nor any affiliate of Sellers owns, leases or operates any lodging or restaurant facility, or any other real property (including, but not limited to, vacant land), within a two (2) mile radius of any of the Hotels. Neither Sellers nor any affiliate of Sellers has entered into an option or contract to acquire any such facility or other real property within that area;

                  5.1.35 RATE AGREEMENTS/RESERVATIONS. Neither Sellers nor any affiliate, agent or employee of Sellers has entered into any written agreement or commitment to make rooms or any portion of any of the Hotels available at any time after the Closing Date or quoting or guaranteeing certain rates or fees, except for the agreements described in Exhibit 5.1.35 (the "RATE AGREEMENTS") and reservations entered into by Sellers in the ordinary course of Sellers' business at rates consistent with Sellers' past practices. True and complete copies of each of the Rate Agreements have been (or will be) delivered to Buyer. During the Inspection Period, Sellers shall provide Buyer and its agents free access to Sellers' reservations, records and files and immediately after the expiration of the Inspection Period, Sellers will deliver to Buyer (from time to time) copies of all schedules of advance bookings with respect to the period after the Closing Date;

                  5.1.36 MATERIAL FACTS. No statement by Sellers in this Agreement contains any untrue statement of a material fact or, considered in the context of which presented, knowingly omits a material fact necessary to make the statement contained therein not misleading. All documents delivered by Sellers to Buyer are true and complete originals or copies thereof and have not been modified or terminated in any way other than as indicated on the documents furnished to Buyer.

         5.2 BUYER'S REPRESENTATIONS AND WARRANTIES. Buyer hereby covenants, represents and warrants to Sellers as of the Effective Date and as of the Closing Date as follows:

                  5.2.1   GOOD STANDING; DUE AUTHORIZATION.

                              (i) REALTY PARTNERSHIP. Realty Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. Realty Partnership has full power and authority to make, execute, deliver and perform this Agreement, and neither the execution and delivery of this Agreement nor the consummation of any of the transactions contemplated herein will violate or contravene the provisions of any agreement, order, judgment or directive to which it may be a party or by which it may be bound. The person executing this Agreement on behalf of Starwood Lodging Trust, a Maryland real estate investment trust, the general partner of Realty Partnership, has been duly authorized to do so. The consummation of the transactions contemplated by this Agreement will not render Realty Partnership insolvent;

                              (ii)  OPERATING PARTNERSHIP.  Operating
         Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. Operating Partnership has full power and authority to make, execute, deliver and perform this Agreement, and neither the execution and delivery of this Agreement nor the consummation of any of the transactions contemplated herein will violate or contravene the provisions of any agreement, order, judgment or directive to which it may be a party or by which it may be bound. The person executing this Agreement on behalf of Starwood Lodging Corporation, a Maryland corporation, the general partner of Operating Partnership, has been duly authorized to do so. The consummation of the transactions contemplated by this Agreement will not render Operating Partnership insolvent; and

                  5.2.2 MATERIAL FACTS. No statement by Buyer in this Agreement contains any untrue statement of a material fact or, considered in the context of which presented, knowingly omits a material fact necessary to make the statement contained therein not misleading. Any documents delivered by Buyer to Sellers are true and complete originals or copies thereof and have not been modified or terminated in any way other than as indicated on the documents furnished to Sellers.

         5.3 SURVIVAL PERIOD - PARTIES' OBLIGATIONS. Any and all representations, warranties, agreements, covenants, obligations and undertakings of any kind or nature, made by, or to be performed or undertaken by any Party or the Management Company, as the case may be, whether prior to or after the Closing Date, as set forth herein, or in any Schedule, Exhibit, Certificate or Financial Statement delivered by any Party and/or the Management Company incident to the transactions contemplated hereby (collectively, the "PARTIES' OBLIGATIONS") shall be deemed to have been relied upon by the receiving Party and shall survive the Closing Date (regardless of any investigation made by or on behalf of any Party or the Management Company) for a period of one hundred eighty (180) days after the Closing Date; provided, however, that if the Closing with respect to any individual Hotel(s) is adjourned, as to such Hotel(s), the Parties' Obligations shall survive until one hundred eighty (180) days after the Closing with respect to such Hotel(s) (any such adjourned closing date, a "POSTPONED CLOSING DATE"), and in no event shall any claim be made or action be brought by any Party for breach of any Parties' Obligations after the expiration of the applicable one hundred eighty (180) day period; except that there shall be no limitation (other than the applicable statute of limitations) in respect of any claim brought by any Party for fraud by any other Party and/or Management Company, or any Party's and/or Management Company's respective officers, employees or agents in connection with any of the Parties' Obligations made by any Party and/or Management Company, as the case may be, or the transactions contemplated hereby.

         5.4  INDEMNIFICATION.

                  5.4.1 SELLERS' INDEMNIFICATION OF BUYER. Sellers shall jointly and severally indemnify and hold Buyer harmless against all claims, suits, obligations, liabilities, damages, losses, costs, and expenses, including, without limitation, reasonable attorneys' fees and disbursements, based upon, arising out of, or resulting from: (i) any breach of any of the representations or warranties of Sellers and/or Management Company set forth herein; (ii) any of the Excluded Assets; (iii) any actual or alleged failure by Sellers to comply with any applicable bulk sales or fraudulent conveyance act or other applicable law requiring the giving of notice prior to transfer of all or substantially all of a corporation's assets or a substantial portion of any business operated by it;
(iv) any actual or alleged liability under CERCLA, any successor statute, or any analogous state law arising with respect to any of the Hotels and relating to the period prior to the Closing Date, or any Postponed Closing Date, as the case may be; (v) any liability arising from or connected with the improper storage, handling or disposal by Sellers of any Hazardous Material prior to the Closing Date, or any Postponed Closing Date, as the case may be; (vi) the ERISA Benefit Plans, the Prior Pension Plans, the Non-ERISA Commitments, except to the extent expressly assumed by Buyer hereunder, multiemployer plan withdrawal liability resulting from Sellers' withdrawal from any multiemployer plan, Sellers' liability under Section 4204 of ERISA, and violations existing as of the Closing Date under Part 6 of Title I of ERISA; and (vii) except to the extent prorated pursuant to the provisions hereof or expressly assumed by Buyer, any and all liability relating to the Hotels or otherwise relating to Sellers' business, other than the items described in clauses (i) through (vi) above, inclusive, with respect to the period prior to the Closing Date or the Postponed Closing Date, as the case may be, with respect to a particular Hotel; and (viii) obligations of Sellers pursuant to Section 7.1.19 hereof.

                  5.4.2 BUYER'S INDEMNIFICATION OF SELLERS. Buyer shall indemnify and hold Sellers harmless against all claims, suits, obligations, liabilities, and damages, including, without limitation, reasonable attorneys' fees and disbursements, based upon, arising out of, or resulting from: (i) any breach of any of the representations or warranties of Buyer set forth herein;
(ii) any of the Assumed Liabilities; (iii) any liability under the WARN Act, and any similar state statute applicable to the Hotel Employees, except any such liability with respect to which Sellers have breached a representation set forth in the last sentence of Section 5.1.21(d) hereof and except with respect to Hotel Employees of Eliminated Hotels; (iv) any actual or alleged liability under CERCLA, any successor statute, or any analogous state law arising with respect to any of the Hotels and relating to the period from and after the Closing Date, or any Postponed Closing Date, as the case may be; (v) any liability arising from or connected with the improper storage, handling or disposal by Buyer of any Hazardous Material on or after the Closing Date, or any Postponed Closing Date, as the case may be; (vi) except to the extent prorated pursuant to the provisions hereof or expressly assumed by Sellers or expressly not assumed by Buyer, any and all liability relating to the Hotels, other than the items described in clauses (i) through (v) above, inclusive, with respect to the period from and after the Closing Date or the Postponed Closing Date, as the case may be, with respect to a particular Hotel, and (vii) obligations of Buyer pursuant to Section 7.1.18(ii) or Section 7.1.19 hereof.

                  5.4.3 PROCEDURE FOR CLAIMS UNDER INDEMNITY PROVISIONS. Any claim for indemnification under this Agreement shall be asserted by written notice from the Party seeking indemnification (the "INDEMNITEE") to the other Party (the "INDEMNITOR"), describing in reasonable detail the nature and amount of such claim. Claims for indemnification hereunder that are not related to any action or claim filed or made against the Indemnitee by a third party shall be resolved in accordance with Section 5.5 hereof. In the event of any claims for indemnification hereunder that are based upon an action or claim filed or made against the Indemnitee by a third party, then the Indemnitor shall have the right to negotiate a settlement of such action or claim or to defend any such action or claim at its sole cost and expense, but subject to the consent of the Indemnitee, which consent shall not be unreasonably withheld, conditioned or delayed. If the amount in controversy in connection with any such third party claim exceeds Fifty Thousand Dollars ($50,000.00), then such claim will be defended by counsel approved by the Indemnitee, which approval shall not be unreasonably withheld, conditioned or delayed. In calculating the loss or damage which an Indemnitee is entitled to recover hereunder (i) no loss or damage shall be deemed to have been sustained by such Party to the extent of any proceeds received by such Party from any insurance policies with respect thereto and (ii) the amount of such loss or damage shall take into account any beneficial tax effect of such loss or damage to the Indemnitee.

                  5.4.4 LIMITATIONS ON INDEMNITY CLAIMS. Notwithstanding anything to the contrary contained herein and except as otherwise provided in
Section 5.4.5 hereof:

                  (i) Buyer shall not assert any claims under Section 5.4.1(i),
         Section 5.4.1(iv) or Section 5.4.1(v) hereof, and Seller shall not assert any claims under Section 5.4.2(i),

         Section 5.4.2(iv) or Section 5.4.2(v) hereof, as the case may be, unless and until the aggregate of such Party's claims thereunder exceeds Two Hundred Fifty Thousand Dollars ($250,000) (the "INDEMNIFICATION THRESHOLD"), and Buyer and Sellers shall each bear the amount of such claims up to the Indemnification Threshold; provided, however, that in the event that the aggregate amount of any claim(s) asserted by a Party exceeds the Indemnification Threshold, then subject to the procedures set forth in Section 5.4.3 hereof, the Indemnitor shall be liable to pay the entire amount of all such claims (including the portion of such claims constituting the Indemnification Threshold) up to the Initial Maximum Indemnity Amount or the Subsequent Maximum Indemnity Amount, as the case may be;

                  (ii) the aggregate liability of either Buyer or Sellers for breach of any representation, warranty, agreement or covenant in this Agreement shall not exceed Five Million Dollars ($5,000,000) (the "INITIAL MAXIMUM INDEMNITY AMOUNT") with respect to claims made on or prior to the ninetieth (90th) day after the latest to occur of the Closing Date or the last Postponed Closing Date, as the case may be (such date, the "FIRST INDEMNITY REDUCTION DATE"); provided, however, that the aggregate liability of either Buyer or Sellers for breach of any representation, warranty, agreement or covenant in this Agreement shall be reduced to Two Million Five Hundred Thousand Dollars ($2,500,000) (the "SUBSEQUENT MAXIMUM INDEMNITY AMOUNT") from and after the ninety-first (91st) day after the latest to occur of (a) the Closing Date or (b) the last Postponed Closing Date, as the case may be (such date, the "SECOND INDEMNITY REDUCTION DATE"), if and to the extent that the other Party hereto shall not have made claims in the aggregate amount of at least $2,500,000 prior to such ninety-first
         (91st) day; and

                  (iii) no claim for indemnification under this Section 5.4 shall be made or asserted after the expiration of the survival period specified in Section 5.3 hereof; provided, however, that any claim made under Section 5.4 hereof for which notice has been delivered prior to the expiration of such survival period shall be deemed to have been made and asserted in a timely manner and shall be prosecuted to completion, regardless of whether such survival period expires prior to the resolution thereof.

                  5.4.5 NO LIMITATION ON CLAIMS FOR FRAUD. None of the limitations contained in Section 5.4.4 hereof shall apply to any claim based on any fraud by Sellers, Management Company or any of their respective officers, employees, or agents in connection with any representation or warranty made by Sellers and/or Management Company herein or the transactions contemplated by this Agreement and the Conveyance Documents.

         5.5 DISPUTES TO BE RESOLVED THROUGH EXPEDITED ARBITRATION. The Parties hereto agree that any claims for indemnification hereunder that are not related to any action or claim filed or made against the Indemnitee by a third party shall be resolved under the expedited arbitration procedure set forth below.

                  5.5.1 In any circumstance for which arbitration is specifically provided hereunder, the Party desiring arbitration shall give notice to that effect to the other Party meeting the requirements of the New York Civil Practice Law and Rules ("CPLR") Section 7503(c), or any successor statute, and shall in such notice appoint a person as arbitrator on its behalf. Within ten (10) days after receipt of such notice, the other Party by notice to the original Party shall appoint a second person as arbitrator on its behalf. The arbitrators thus appointed shall appoint a third person, and such three (3) arbitrators shall as promptly as possible determine such matter, provided, however, that:

                           (i) If the second arbitrator shall not have been
                  appointed within the ten (10) day period as aforesaid, the first arbitrator shall proceed to determine such matter and shall render his decision and award in writing within thirty
                  (30) days after the expiration of said ten (10) day period;
                  and

                           (ii) If the two (2) arbitrators are appointed by the
                  parties and shall be unable to agree, within ten (10) days after the appointment of the second arbitrator, upon the appointment of a third arbitrator, they shall give written notice to the Parties of such failure to agree, and, if the Parties fail to agree upon the selection of such third arbitrator within ten (10) days after the arbitrators appointed by the Parties give notice as aforesaid, then within five (5) days thereafter either of the Parties upon notice to the other Party may request such appointment by the New York City Office of the American Arbitration Association or any successor organization (the "AAA"), or in its absence, refusal, failure or inability to act, may apply to the presiding Justice of the Appellate Division of the Supreme Court of the State of New York (First Department) (the "COURT"), for the appointment of such arbitrator, and the other Party shall not raise any question as to the Court's full power and jurisdiction to entertain the application and make the appointment.

                  5.5.2 Each arbitrator shall be a qualified and impartial person who shall have had at least ten (10) years' experience in a calling connected with the matter of the dispute.

                  5.5.3 The arbitration shall be conducted, to the extent consistent with this Section, in accordance with the then prevailing rules of the AAA. The arbitrators, if more than one, shall render their decision and award in writing, upon the concurrence of at least two of their number, within thirty (30) days after the appointment of the third arbitrator. Such decision and award or the decision and award of the single arbitrator as provided in
Section 5.5.1(i) hereof, shall be binding and conclusive on the Parties, shall constitute an "award" by the arbitrator within the meaning of the AAA rules and applicable law, and counterpart copies thereof shall be delivered to each of the Parties. In rendering such decision and award, the arbitrators shall not add to, subtract from or otherwise modify the provisions of this Agreement. Judgment may be had on the decision and award of the arbitrators so rendered in any court of competent jurisdiction.

                  5.5.4 Each Party shall pay the fees and expenses of the one of the two original arbitrators appointed by or for such Party, and the fees and expenses of the third arbitrator and all other expenses of the arbitration (other than the fees and disbursements of attorneys or witnesses for each Party) shall be borne by the Parties equally.

         5.6 NO DISTRIBUTIONS OR LIQUIDATIONS BY SELLERS. Each of HOD Ventures and the Subsidiary Entities hereby agrees that for the period prior to the First Indemnity Reduction Date such entities shall reserve and shall retain possession, dominion and control over at least Five Million Dollars ($5,000,000) in liquid assets and, for the period commencing on the First Indemnity Reduction Date and ending on the Second Indemnity Reduction Date, such entities shall reserve and shall retain possession, dominion and control over at least Two Million Five Hundred Thousand Dollars (2,500,000) and, during such periods (collectively, the "RESTRICTED PERIOD"), shall not distribute (by dividend, loan, in liquidation or otherwise) to their respective equityholders, creditors, shareholders, officers, directors or any other party whatsoever any of the proceeds of the sale of the Assets which would leave Sellers with less than the aforementioned minimum amounts in liquid assets. On or before the expiration of the Restricted Period, Buyer may notify Sellers in writing (each, an "ADJUSTMENT CLAIM") that Buyer has one (1) or more claims with respect to, arising from, or relating to (i) a readjustment of any of the Closing prorations and apportionments under Article 11 hereof, (ii) any claim under the indemnification provisions set forth in this Agreement, (iii) any breach of any representation, warranty or agreement set forth herein or (iv) any of Sellers' obligations under this Agreement. Any such Adjustment Claim shall set forth the maximum possible aggregate amount of such claim(s) (the "MAXIMUM RESERVE AMOUNT"), as determined by Buyer in its reasonable discretion, subject to the Initial Maximum Indemnity Amount or the Subsequent Maximum Indemnity Amount, as applicable, in accordance with Section 5.4.4(ii) hereof. In the event that Sellers have received an Adjustment Claim on or before the end of the Restricted Period, then Sellers shall deposit with Escrow Agent a sum equal to the Maximum Reserve Amount not later than two (2) Business Days after the expiration of the Restricted Period. Escrow Agent shall hold such amounts pursuant to Section 2.3 hereof (except that such funds shall be invested in Permitted Investments selected by Sellers) until such time as all Adjustment Claim(s) have been resolved in accordance with this Agreement and such resolution has been confirmed in a written instrument executed by the Parties or by the arbitrator(s), whereupon Escrow Agent shall disburse the funds in accordance with the Parties' joint instructions or the arbitrators' instructions.

                                    ARTICLE 6

                                ELIMINATED HOTELS

         6.1 ELIMINATED HOTELS. This Agreement contemplates the sale, transfer, assignment and conveyance of all nine (9) of the Hotels; however, under certain contingencies set forth in Section 3.1.3 (Title Objections), Section 3.2.2 (Major Deficiencies), Section 5.1.19 (Non-Compliance with Laws), Section 9.1.3 (Franchise Agreements [St. Louis Suites]), Section 8.4 (Substantial Casualty) and Section 8.7 (Substantial Condemnation), this Agreement provides for either or both of the Parties, as the case may be, to elect to exclude one (1) or more of the Hotels from the terms, provisions, covenants and conditions of this Agreement and to terminate this Agreement as to such excluded Hotel (any such Hotel which is eliminated from the terms, provisions, covenants and conditions of this Agreement is hereinafter sometimes referred to, individually, as an "ELIMINATED HOTEL," or, collectively, with any other Hotels which have been so eliminated, the "ELIMINATED HOTELS"). Buyer acknowledges that pursuant to
Section 3.2.2 hereof, no more than one (1) of the Hotels may become an Eliminated Hotel as a result of a Major Deficiency, and the Parties agree that Sellers failure under Section 9.1.3 to cure the existing defaults presently affecting St. Louis Suites shall not be included within the definition of "Major Deficiency."

         6.2 SELLERS' OBLIGATION TO CLOSE CONDITIONAL ON MINIMUM NUMBER OF
HOTELS.

                  6.2.1 RIGHT TO TERMINATE THIS AGREEMENT. Buyer and Sellers acknowledge that, in the event that Buyer for any reason whatsoever does not acquire (or is not obligated to acquire) an aggregate of at least five (5) of the Hotels, or if this Agreement has been terminated with respect to more than three (3) Eliminated Hotels, either Party may, by written notice to Escrow Agent and to the other Party, direct Escrow Agent to return the Deposit to Buyer, and upon the delivery of the Deposit to Buyer, this Agreement shall be null and void, and neither Party shall have any further rights against, or obligations to, the other Party. For the purposes of this Section 6.1.2, the Parties confirm that in the event St. Louis Suites is eliminated from the scope of this Agreement in accordance with Section 9.1.3 hereof, St. Louis Suites shall not be considered an Eliminated Hotel for the purposes of determining whether there are three (3) Eliminated Hotels.

                  6.2.2 SELLERS' ADDITIONAL TERMINATION RIGHT. Sellers shall have the right to terminate this Agreement by written notice to Escrow Agent and Buyer in the event that either (i) there is more than one (1) Eliminated Hotel which was eliminated from the terms, provisions, covenants and conditions of this Agreement under Section 3.1.3 (Title Objections), (ii) if there is more than one (1) Eliminated Hotel which was eliminated from the terms, provisions, covenants and conditions of this Agreement under Section 3.2.2 (Major Deficiency), (iii) if there is more than one (1) Eliminated Hotel which was eliminated from the terms, provisions, covenants and conditions of this Agreement under Section 5.1.19 (Major ADA Violation) or (iv) if there is more than one (1) Eliminated Hotel which was eliminated from the terms, provisions, covenants and conditions of this Agreement under the provisions of either or both of Section 8.4 (Substantial Casualty) or Section 8.7 (Substantial Condemnation). For the purposes of this Section 6.2.2, Sellers acknowledge that they shall have no rights to terminate this Agreement with respect to the elimination of St. Louis Suites under the provisions of Section 9.1.3 hereof. Upon receipt of such termination notice, Escrow Agent shall return the Deposit to Buyer, and upon the delivery of the Deposit to Buyer, this Agreement shall be null and void, and neither Party shall have any further rights or obligations hereunder.

                                    ARTICLE 7

                     COVENANTS OF THE PARTIES UNTIL CLOSING

         7.1 COVENANTS OF THE PARTIES UNTIL THE CLOSING. The Sellers and Buyer agree that between the date hereof and the Closing Date, the Parties shall undertake the following:

                  7.1.1 OPERATION OF THE HOTELS. Subject only to conditions beyond Sellers' reasonable control, Sellers shall continue to operate and maintain the Hotels in the usual and customary manner, and shall, among other things:

                  (i) BOOKINGS; RESERVATIONS. Accept cancellations of Reservations and return Reservation Deposits, and make new Reservations and accept new Reservation Deposits, and enter into new rate agreements, all in accordance with Sellers' prior practices; provided, however, that Sellers shall not enter into any contract rate agreement(s), unless Buyer has approved such contract rate agreement(s), in writing;

                  (ii) PERSONAL PROPERTY; Inventory. Order and purchase Personal Property in quantities sufficient to satisfy the representations and warranties contained in Article 5 hereof, and Sellers agree that Sellers shall not place any order for Personal Property or inventory in excess of $10,000 without Buyer's prior written consent which shall not be unreasonably withheld, conditioned or delayed;

                  (iii) EMPLOYEE MATTERS PRIOR TO CLOSING. Hire and discharge Hotel Employees consistent with Sellers' prior practices, except that no General Manager or Assistant General Manager shall be hired or fired (except for cause), and no union contract or other employment agreement of any kind shall be entered into, without, in each such instance, Buyer's prior written consent, which consent may be granted or withheld in Buyer's sole discretion; provided, however, that the foregoing restrictions shall not be deemed to restrict Sellers' ability to transfer any General Manager or Assistant General Manager from one (1) Hotel to another Hotel. Sellers shall continue making all payments required under any and all Benefit Plans;

                  (iv) REAL PROPERTY LEASES, CONTRACTS, SPACE LEASES, PERSONAL PROPERTY LEASES, BILLBOARD LEASES. Subject to Buyer's prior written consent, which consent shall not be unreasonably withheld or delayed, renew any of the existing Real Property Leases, Contracts, Personal Property Leases, Billboard Leases or Space Leases or enter into new Real Property Leases, Contracts, Personal Property Leases, Billboard Leases or Space Leases, all in the ordinary course of Sellers' business and consistent with Sellers' prior practices. No consent shall be required if the renewal or new Contract, Personal Property Lease, Billboard Lease or Space Lease is terminable upon thirty (30) days notice at Buyer's option commencing on the Closing Date. Buyer's withholding of consent to any renewal or new Space Lease shall not be deemed unreasonable if the proposed Space Lease either (w) is to an affiliate of Seller or to a party with little or no retail experience or who would otherwise be financially or morally unacceptable to a reasonably prudent landlord, or (x) provides for a rental below the rental currently being charged for the space, or (y) is for a term in excess of one (1) year, or (z) contains other terms which are not customary in a lease of this nature. If Buyer objects to the renewal of an existing Space Lease or to the execution of a new Space Lease, notwithstanding that such objection might otherwise be deemed "unreasonable," Sellers shall nevertheless refrain from entering into the proposed Space Lease, provided Buyer agrees to pay to Sellers an amount equal to the rental which would have been paid to Sellers under the proposed Space Lease during the period prior to the Closing, as and when such rent would have been due and payable; and

                  (v) TAX PROCEEDINGS; TAX REFUNDS. Sellers may institute and/or continue any proceeding or proceedings for the reduction of the assessed valuation of the Real Properties, the Improvements or any portion thereof for real estate taxes, or of any rate applicable thereto. The net amount of any tax refunds or credits (after deduction of all costs and expenses thereof, including legal fees) with respect to any portion of a Real Property and the related Improvements for a tax period in which the Apportionment Date occurs, subject to Section 11.11.3, shall be apportioned between Sellers and Buyer as of the Apportionment Date and promptly paid. The provisions of this Section 7.1.1(v) shall survive the Closing Date in accordance with Section 5.3 hereof.

                  7.1.2 FRANCHISE AGREEMENTS. Sellers shall not cancel, renew, modify or enter into any new Franchise Agreement without Buyer's prior written approval, which approval may be granted or withheld by Buyer for any reason or no reason in Buyer's sole discretion. Sellers shall use their best efforts to obtain any necessary consents of the Franchisors under the Franchise Agreements. Buyer acknowledges that the Franchise Agreements may not be assignable by Sellers to Buyer, and in such event, Buyer shall apply for and use Buyer's reasonable efforts to obtain the applicable Franchisor's consent.

                  7.1.3  EXISTING IDA DEBT.


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
                  (i) BUYER'S OPTION TO ASSUME THE EXISTING IDA DEBT. On or before the date which is thirty (30) days after the Effective Date, Buyer shall notify Sellers whether Buyer desires to assume Sellers' obligations under the Loan Documents and purchase the Allentown Hilton subject to the Existing IDA Debt. Until such time as Buyer has notified Sellers whether Buyer will elect to assume the Sellers' obligations under the Loan Documents, Sellers shall not cancel, renew or modify the Loan Agreements, nor shall Sellers prepay any amounts payable thereunder. In the event Buyer does not elect to assume the Existing IDA Debt, then Sellers shall prepay the amounts outstanding under the Loan Documents and shall exercise its rights to acquire the fee simple interest in and to the Allentown Hilton, and Sellers shall be obligated to cause the Lehigh County Industrial Development Authority to sell, transfer and convey to Buyer the Allentown Hilton free and clear of the Loan Documents or any other exception to title relating to the Existing IDA Debt and subject only to the Permitted Encumbrances. Sellers shall pay any fees, charges or other costs incurred in connection with any such prepayment; provided, however, that Buyer and Sellers shall each pay one-half (1/2) of any state or local real property transfer taxes imposed in connection with the conveyance of the Allentown Hilton by the Lehigh County Industrial Development Authority to Buyer (or its affiliated designee, in accordance with the terms of this Agreement).

                  (ii) BUYER'S ELECTION TO ASSUME THE EXISTING IDA DEBT. In the event that Buyer elects to assume Sellers' obligations under the Loan Documents, Sellers shall not cancel, renew or modify any document evidencing or securing the Existing IDA Debt or any part thereof without Buyer's prior written approval, which approval may be granted or withheld by Buyer for any reason or no reason in Buyer's sole discretion. Sellers shall continue to make all regularly scheduled payments due on the Existing IDA Debt in a timely manner, and shall not voluntarily prepay any portion of the Existing IDA Debt without Buyer's prior written consent, which consent may be granted or withheld in Buyer's sole discretion. Sellers shall use Sellers' reasonable efforts to obtain consent of parties to the Existing IDA Debt documents, to the extent such consent is required in connection with the sale, subject to the

         Existing IDA Debt, of the Allentown Hilton, and upon request by Sellers, Buyer agrees to cooperate reasonably with Sellers in obtaining such consent. Buyer shall pay the assumption fee which may be imposed by the Lehigh County Industrial Development Authority in connection with Buyer's assumption of the Loan Documents.

                  7.1.4 REPAIRS, MAINTENANCE AND CAPITAL IMPROVEMENTS. Sellers, at Sellers' sole cost and expense, shall continue to make all repairs and replacements, structural and non-structural, ordinary and extraordinary, required with respect to any portion of the Hotels, which a prudent owner and operator would make in the ordinary course in a manner consistent with Sellers' prior practice.

                  7.1.5 INSURANCE. Sellers will maintain the insurance set forth on Schedule 5.1.26 in full force and effect and will not decrease the amount thereof without Buyer's prior written consent. Sellers shall comply with any notice or request from any such insurance company received prior to the Closing Date.

                  7.1.6 DUE DILIGENCE ACTIVITIES. Sellers will give to Buyer, its attorneys, accountants, engineers and other representatives, during normal business hours and as often as may be requested, full access to any and all parts of the Assets and to all books, records, reservation records and information and files relating to the Assets. Sellers will furnish to Buyer all information concerning the Assets which Buyer, its attorneys, accountants, engineers or other representatives shall reasonably request or which Sellers reasonably believe is material or could result in a material adverse change in the business operations or financial condition of any Person comprising Sellers or any Hotel. Buyer may, during the hours 9 A.M. to 5 P.M., and upon reasonable advance notice, at Buyer's sole expense, (i) cause the Hotels and any part thereof to be inspected by such engineers, architects and others acting on behalf of Buyer, as Buyer may designate, and (ii) cause a full or partial physical count of the Personal Property to be made. Such inspections and counts shall in all material respects be conducted in a manner and at such times as shall not interfere (in other than a de minimus amount) with the use and enjoyment of the Hotels by any guests, tenants, employees or occupants thereof or thereat.

                  7.1.7 NO BREACH OF REPRESENTATIONS AND WARRANTIES. Sellers will not take any action which would cause or constitute a breach of any of the representations or warranties set forth herein, nor will Sellers fail to take any action, the omission of which would cause or constitute a breach of any of the representations or warranties set forth herein.

                  7.1.8 NOTICE OF BREACH OF REPRESENTATIONS AND WARRANTIES. Promptly after becoming aware of any event which could cause or constitute a breach, or, if it occurred prior to the date of this Agreement, would have caused or constituted a breach, of any of the representations and warranties set forth herein, Sellers will notify Buyer of such event and will use its best efforts to promptly remedy or to prevent such breach.

                  7.1.9 NO LIENS; NO NEW AGREEMENTS. Sellers will not make, grant or suffer any mortgage, lien, pledge, charge, easement, right-of-way, covenant, restriction or other encumbrance on or with respect to the Assets, except for Permitted Encumbrances, nor will they enter into any other agreements, contracts or commitments with respect to the Assets except in the ordinary course of business and as otherwise permitted herein.

                  7.1.10 COMPLIANCE WITH LAW. Sellers will comply in all material respects with all material federal, state and municipal laws, ordinances, directives, orders, regulations and requirements which apply to the Assets, and (except as expressly set forth to the contrary in Section 5.1.19 with respect to Major ADA Violations) will promptly remedy any violation thereof of which notice shall have been given by any governmental authority having jurisdiction so that the Assets shall be conveyed free of the same.

                  7.1.11  TAXES.

                  (i) Sellers will pay, as and when due and payable, all taxes and assessments imposed on or against the Assets or due in connection with the operation of the Assets or the hotel businesses thereon, all payments due to vendors, purveyors and other trade creditors, and all other debts and obligations relating to the Assets or the operation of the hotel businesses thereon.

                  (ii) In each state in which one (1) or more of the Hotels is located, Sellers shall comply with the applicable state taxing authorities', commissions' and agencies' rules, regulations and procedures which exist to determine that Sellers have paid all Miscellaneous Taxes relating to Sellers', Sellers' hotel businesses and/or the operation of the Hotels. Sellers shall apply to such state taxing authorities, commissions or agencies sufficiently far in advance of the Closing Date to ensure that Buyer shall have "comfort" and "safe harbor" on a date not more than five (5) Business Days before the Closing Date that all applicable Miscellaneous Taxes have been paid. In the event that any state taxing authority, commission or agency notifies Sellers that any amounts are (or shall become) due and payable with respect to any Miscellaneous Taxes, Sellers shall pay such amounts to the applicable State taxing authority, commission or agency (by certified check) on or prior to the Closing Date. Buyer shall have the right to make such applications on Sellers' behalf as Buyer shall deem necessary to confirm that all such Miscellaneous Taxes have been (or shall be) paid.

                  7.1.12  PERMITS; LIQUOR LICENSES.

                  (i) PERMITS. Sellers shall cooperate with Buyer and Buyer's representatives to enable and assist Buyer to procure and maintain, at Buyer's sole expense, all licenses, permits and authorizations necessary for Buyer's ownership and operation of the Assets and the hotel businesses thereon. Buyer shall promptly apply for and use all reasonable efforts to obtain all such requisite licenses, permits and authorizations. Notwithstanding the foregoing, Sellers shall remain obligated to procure, maintain and renew, at Sellers' sole expense, any and all licenses, permits and authorizations necessary for its continued ownership and operation of the Hotels and the hotel businesses thereon pending the Closing (including any license, permit or authorization required for the sale and service of alcoholic beverages). If valid permanent certificates of occupancy (or similar permit or authorization from the appropriate local authorities permitting occupancy of any Improvement) have not been issued for all of the Improvements, Sellers shall obtain, at Sellers' sole cost and expense, either (i) all such missing certificates of occupancy or (ii) letters from the appropriate local authorities stating that at the time the applicable Improvements were constructed such certificates of occupancy were not issued and are not required now for the continued occupancy and use of such Improvements.

                  (ii) LIQUOR LICENSES. Prior to the Closing Date, Buyer shall seek to have all existing Liquor Licenses at the Hotels transferred to Buyer or to an entity designated by Buyer, or shall seek to have new liquor licenses issued in the name of Buyer or an entity designated by Buyer, whichever shall be in compliance with local law. Buyer acknowledges that the Liquor Licenses may not be assignable by Sellers to Buyer, and in such event Buyer shall apply for such Liquor Licenses. Buyer shall use all reasonable efforts at Buyer's sole expense to obtain the approval of the applicable state and local authorities for such transfer or issuance. Sellers shall cooperate with Buyer and Buyer's representatives to assist Buyer to procure and maintain all Liquor Licenses necessary and required for the sale and service of alcoholic beverages at the Hotels. In the event that such transfer or issuance has not been approved prior to the Closing Date, and provided that Buyer, in Buyer's sole discretion, shall desire to proceed with the Closing notwithstanding the lack of such approval, Sellers shall cooperate with Buyer to permit the continued sale of alcoholic beverages at the Hotels after the Closing in accordance with all applicable laws, notwithstanding the sale of the Hotels to Buyer, until such approval has been obtained. Sellers agree to execute such leases, management agreements and other documents as are legal and customary in the respective jurisdictions to permit the continued sale of alcoholic beverages after the Closing pending such approval. Buyer agrees to maintain liquor liability insurance in amounts no less than those previously maintained by Sellers naming Sellers as an additional insured, and further agrees to indemnify, defend and hold Sellers harmless from and against any liability, cost or expense arising out of Sellers' cooperation with Buyer during this interim period, exclusive of any gross negligence or willful misconduct by Sellers or Sellers' employees.

                  7.1.13 CONSENTS; ESTOPPEL CERTIFICATES. Sellers shall promptly request and shall use Sellers' best efforts to obtain the Consents and the estoppel certificates referred to in Articles 9 and 10 hereof. Upon written request from Sellers, Buyer shall cooperate reasonably to obtain such Consents and estoppel certificates.

                  7.1.14 HART-SCOTT-RODINO. Sellers and Buyer each shall, on or before the day that is thirty-five (35) days before the Closing Date, make all filings which are required of such Party under the Hart-Scott-Rodino Anti-Trust Improvement Act of 1976, as amended ("HART-SCOTT"), and shall proceed with all due diligence to supply any additional information required by the Federal Trade Commission in connection therewith. Each Party shall furnish to the other such necessary information and reasonable assistance as the Parties may request in connection with the preparation of necessary filings or submissions to any governmental agency including, without limitation, any filings necessary under the provisions of Hart-Scott. All filings required to be made under Hart-Scott shall have been made, and the waiting period thereunder shall have expired or earlier terminated, on or before the Closing Date. In lieu of the foregoing, if Buyer believes that neither it nor this transaction is subject to the provisions of Hart-Scott, it may proceed to Closing notwithstanding its failure to comply with the requirements described above, provided Buyer delivers to Sellers at or prior to the Closing an opinion from an attorney or law firm reasonably acceptable to Sellers, stating that compliance with Hart-Scott is not required.

                  7.1.15 MISCELLANEOUS TAXES. Sellers shall comply with any pre-closing requirements and deliver any necessary notifications with respect to any Miscellaneous Taxes which may be payable by Sellers, including any Miscellaneous Taxes arising in connection with the transactions contemplated herein.

                  7.1.16 BULK SALES. The Parties agree to waive compliance with the provisions of the Uniform Commercial Code Bulk Sales Act as adopted in the States wherein the Hotels are located. Sellers shall remain liable for and will promptly pay when due and discharge all of Sellers' liabilities and obligations of every kind and nature accrued or occurring up to and including the Closing Date. Sellers shall and hereby agree to indemnify, hold harmless and defend Buyer for any loss, damage, liability, claim or expense (including, without limitation, reasonable attorneys' fees and expenses) on account of claims of Sellers' creditors arising from Sellers' failure to comply with any applicable bulk transfers laws. The aforesaid indemnity shall survive the Closing Date in accordance with Section
5.3 hereof.

                  7.1.17 NOTIFICATION UNDER COLLECTIVE BARGAINING AGREEMENTS. Sellers shall deliver any pre-closing notification or other requirements under any union contract or Collective
Bargaining Agreement noted on Schedule 5.1.20.

                  7.1.18  EMPLOYMENT MATTERS ON THE CLOSING DATE.

                  (i) SELLERS' OBLIGATIONS. On the Closing Date, Sellers shall terminate the employment of all Hotel Employees (including the Hotel Employees at Hotels subject to the Collective Bargaining Agreements), except for Hotel Employees of an Eliminated Hotel. Such termination shall be effective on the Closing Date, and Sellers agree to coordinate Sellers' termination of such Hotel Employees with Buyer's obligations with respect to offering employment to certain of the Hotel Employees, as more particularly set forth in clause (ii) below; and

                  (ii) BUYER'S OBLIGATIONS. Promptly after Sellers dismiss Hotel Employees of Hotels other than Eliminated Hotels as required under
         Section 9.1.9, Buyer shall offer employment to a sufficient number of such employees necessary to avoid a successful claim being made under the WARN Act with respect to Hotels other than Eliminated Hotels and any similar State statute applicable to such Hotel Employees. At Closing, Buyer shall, subject to Section 1.2.8, assume the Collective Bargaining Agreements with respect to Hotel Employees of Hotels other than Eliminated Hotels and the contribution obligations (excluding any withdrawal liability of Sellers under ERISA) to the Multiemployer Plans with respect to such Hotel Employees for the period after the Closing Date and Buyer's obligations with respect to such Hotel Employees under
         Section 11.6 hereof. Buyer shall indemnify Seller from and against any liability arising under any of such Collective Bargaining Agreements with respect to any such Hotel Employee covered thereby who is not offered employment by Buyer.

                  7.1.19 CONTINUED HEALTH COVERAGE. Prior to the Closing, Sellers shall provide Buyer with accurate and complete information (including lists of appropriate persons) and provide notices deemed satisfactory to Buyer so that effective as of the Closing Buyer shall be able to (and Buyer hereby covenants and agrees to) provide continued health coverage as may be required by
Part 6 of Title I of ERISA to Hotel Employees (whether such Hotel Employees are or are not subsequently employed by Buyer), the spouses and dependent children of Hotel Employees, persons who prior to the Closing Date are already receiving or entitled to receive as, or with respect to, a Hotel Employee or a prior employee of a Hotel such continued health coverage under a group health plan of Sellers, and persons who may after the Closing Date become entitled to receive such continued health coverage as a result of having been a spouse or dependent child of a Hotel Employee or other person who was prior to Closing an employee of a Hotel. For the purposes of the preceding sentence, the term "Hotel Employees" shall be deemed to exclude those Hotel Employees who are employed by an Eliminated Hotel (until such time as the Eliminated Hotel is no longer an Eliminated Hotel), and to include those individuals who are listed on Schedule 7.1.19, only if such individuals are employed on or before March 31, 1996 by a Person comprising Sellers (and not by Hotels of Distinction, Inc.) from whom Buyer is purchasing a Hotel (i.e. excluding Eliminated Hotels) and is not employed by an Eliminated Hotel, and provided, further, that such individuals remain so employed by such Person(s) (and not by Hotels of Distinction, Inc.) on the Closing Date (or the Postponed Closing Date, as the case may be) with respect to the applicable Hotel(s). For purposes of the second preceding sentence, the terms "a prior employee of a Hotel" and "an employee of a Hotel" shall not include such employees of an Eliminated Hotel. Management Company covenants that it shall transfer the employment of the individuals listed on
Schedule 7.1.19 to the applicable Person(s) comprising Sellers on or prior to March 31, 1996, and shall not rehire any of such individuals, if at all, prior to the Closing Date (or the Postponed Closing Date, as the case may be) with respect to the applicable Hotel(s). Sellers covenant and agree to provide continued health coverage as may be required by Part 6 of Title I of ERISA to all other persons entitled to such coverage as, or with respect to, any other employee or prior employee of Sellers or any ERISA Affiliate. If, after the Closing, any Seller continues to own an Eliminated Hotel, and if such Seller provides a group health plan for its employees, such

Seller covenants and agrees to offer continued health coverage to all individuals described in the first sentence of this Section 7.1.19, so that each such indivisual shall be permitted to choose continued health coverage under Buyer's group health plan or under the Eliminated Hotel's group health plan. Buyer covenants and agrees to cooperate with Sellers in providing appropriate notices to affected individuals. If Buyer subsequently purchases any Eliminated Hotel, then the provisions of this Section 7.1.19 shall apply again as of the closing date for the purchase of such Eliminated Hotel, but at such time, the term "Hotel Employee" or "employee of a Hotel" or "prior employee of a Hotel" shall refer only to employees of the purchased Eliminated Hotel.

                                    ARTICLE 8

                           CASUALTY LOSS/CONDEMNATION

         8.1 RISK OF LOSS. Sellers shall bear the risk of loss or damage to the Improvements and the Personal Property until the Closing, and thereafter, Buyer shall bear the risk of loss.

         8.2 CASUALTY LOSS. Any loss, damage, or destruction to the Improvements or the Personal Property after the Effective Date and prior to the Closing Date shall be a "CASUALTY". Sellers shall notify Buyer of any Casualty not later than three (3) days after the occurrence thereof. Thereafter, Sellers and Buyer shall determine in good faith and in their reasonable discretion whether a Casualty is "substantial" within ten (10) days after Buyer's receipt of such notice. In the event the Parties cannot agree within such period, either Party may submit the matter to arbitration in accordance with Section 11.10.2, except that the arbitrator shall be an engineer living within fifty (50) miles of the affected Hotel. A Casualty shall be deemed "substantial" if the cost of restoring, replacing, and/or repairing such Improvements and/or Personal Property exceeds One Hundred Thousand ($100,000.00) Dollars or if such Casualty materially adversely affects the access to a Hotel or the business operations of a Hotel and such access or business operations are reasonably expected to be interfered with for longer than two (2) weeks.

         8.3 NON-SUBSTANTIAL CASUALTY. In the event of a Casualty which is not "substantial", at Sellers' sole option and without notice to Buyer except as set forth in this Section 8.3.

with respect to postponing the Closing Date, Sellers may (i) before or after the Closing (at Sellers' sole option), repair the Casualty, in which event Sellers shall cause the Improvements and/or Personal Property to be restored to substantially the condition in which they existed immediately prior to the Casualty, and Sellers shall be entitled, but not obligated, in Sellers' sole discretion, to postpone the Closing Date as to such Hotel for up to thirty (30) days upon notice of such postponement to Buyer, which notice shall specify a new Closing Date for such Hotel (and thereafter all references in this Agreement to "Closing" and "Closing Date" as to such Hotel shall refer to the date set forth in Sellers' notice to Buyer), whereupon the sale and conveyance of the remaining Assets shall be consummated on the Closing Date; or (ii) without repairing the Casualty, without recourse or warranty on Sellers, quitclaim to Buyer at the Closing all of Sellers' right, title, and interest, if any, in and to all hazard insurance proceeds payable with respect to the Casualty, and pay Buyer the amount of the deductible (or the self-insured retainage) under Sellers' insurance policy, whereupon the Closing as to such affected Hotel shall take place as if no Casualty had occurred and without any reduction in the Purchase Price.

         8.4 SUBSTANTIAL CASUALTY. In the event of a "substantial" Casualty, within fifteen (15) days after such Casualty is "substantial," Buyer shall elect with respect to the affected Hotel either (i) to terminate this Agreement as it relates to such Hotel, whereupon the Allocable Deposit with respect to such Hotel, shall be forthwith returned to Buyer and this Agreement shall continue in full force and effect, except it shall be deemed null and void and without recourse to either Party hereto as to the Hotel which sustained the "substantial" Casualty, or (ii) to purchase the affected Hotel on the Closing Date in its then current condition, without any reduction in the Purchase Price, and accept a quitclaim, without recourse or warranty on Sellers, of all of Sellers' right, title, and interest, if any, in and to all hazard insurance proceeds payable with respect to such Casualty, and pay Buyer the amount of the deductible (or the self-insured ) under Sellers' insurance policy. Buyer agrees that Buyer may not exercise the termination option set forth in clause (i) above with respect to more than one (1) Hotel.

         8.5 CONDEMNATION. After the Effective Date and prior to the Closing, the institution of any proceeding seeking the taking of all or any portion of or interest in the Assets shall constitute a "TAKING". Sellers shall notify Buyer of the institution of any such proceedings not later than three (3) days after the commencement thereof, and the Parties shall determine within ten (10) days after Buyer's receipt of such notice whether in good faith and in the Parties' reasonable discretion such Taking is "substantial." In the event the Parties cannot agree within such period, either Party may submit the matter to arbitration in accordance with
Section 11.10.2, except that the arbitrator shall be an engineer living within fifty (50) miles of the affected Hotel. A Taking shall be deemed "substantial" if the value of the Assets which is the subject of the Taking exceeds a value of One Hundred Thousand ($100,000.00) Dollars or if such Taking materially adversely affects access to the affected Hotel or the business operations thereof.

         8.6 NON-SUBSTANTIAL CONDEMNATION. In the event of a Taking which is not "substantial", Buyer shall have no right to terminate this Agreement as to such Hotel or to receive any reduction in the Purchase Price, and the Closing shall occur as if no Taking had occurred except, at the Closing, Sellers shall quitclaim to Buyer, without recourse or warranty on Sellers, all of Sellers' right, title, and interest, if any, in and to all awards, damages, and compensation payable to Sellers on account of such Taking.

         8.7 SUBSTANTIAL CONDEMNATION. In the event of a Taking which is "substantial", within fifteen (15) days after the determination by Sellers that such Taking is "substantial," Buyer shall elect with respect to the affected Hotel (i) to terminate this Agreement to the extent same relates to the affected Hotel, whereupon the Allocable Deposit with respect to such Hotel shall be forthwith returned to Buyer and this Agreement shall continue in full force and effect, except it shall be deemed null and void and without recourse to either Party hereto as to the Hotel subject to the "substantial" Taking, or (ii) to purchase the affected Hotel on the Closing Date subject to the Taking in its then current condition, without any reduction in the Purchase Price, and accept a quitclaim, without recourse or warranty on Sellers, of all of Sellers' right, title, and interest, if any, in and to all awards, damages, and compensation payable to Sellers on account of such Taking. Buyer agrees that Buyer may not exercise the termination option set forth in clause (i) above with respect to more than one (1) Hotel.

                                    ARTICLE 9

                              CONDITIONS TO CLOSING

         9.1 BUYER'S CONDITIONS TO CLOSING. Satisfaction of each of the following conditions, any of which may be waived in writing by Buyer, shall be deemed a condition to Buyer's obligation to close hereunder:

                  9.1.1 STATUS OF TITLE; DELIVERY OF REQUIRED DOCUMENTS. Sellers shall be able to deliver fee title to the Real Properties and Improvements (or, if Buyer shall have elected to assume the Loan Documents under Section 7.1.3(i) hereof, the contract-vendee's interest under the Loan Agreements affecting the Allentown Hilton), subject only to the Permitted Encumbrances and shall be able to deliver each of the documents referred to in Section 10.2, including any estoppels, consents or approvals required of third parties.

                  9.1.2 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Sellers set forth herein shall be true and correct in all material respects as of the Closing Date, with the exception of Exhibits which must be updated at the Closing Date to reflect changes permitted under the terms of this Agreement (to the extent such changes are acceptable to Buyer in its sole discretion).

                  9.1.3 FRANCHISE AGREEMENTS. The Franchise Agreements shall all be in good standing with no violations or defaults thereunder, and each Hotel shall be in compliance with and satisfy all requirements and standards set forth in the applicable Franchise Agreement, other than as set forth in any inspection report or property improvement plan (as more particularly described below). Buyer agrees that Sellers shall not be obligated to comply with any matters set forth in any property improvement plans issued by the Franchisors to Buyer as a condition to obtaining such Franchisor's consent to the sale transaction described herein. Sellers shall be required to complete all work referred to on
Schedule 5.1.15 and will also be required to perform all "mandatory" or "required" work items which appear on any inspection report(s) received by Seller after the Effective Date, if the failure to cure such items could constitute an imminent default under the applicable Franchise Agreement. All of the Franchisors under the Franchise Agreements shall have consented in writing to the assignment of the Franchise Agreements or to the execution of new franchise agreements with Buyer on terms acceptable to Buyer, and all of the Franchisors shall have delivered estoppel certificates in form acceptable to Buyer in its reasonable discretion. In the event that the Franchisor with respect to St. Louis Suites refuses either to consent to the assignment of the Franchise Agreement affecting such Hotel or to enter into a new franchise agreement with Buyer, Buyer may elect to terminate this Agreement as it relates to St. Louis Suites, whereupon the Allocable Deposit with respect to St. Louis Suites shall immediately be returned to Buyer, the Purchase Price shall be reduced by the Allocated Purchase Price with respect to St. Louis Suites and neither Party shall have any additional rights hereunder with respect to St. Louis Suites.

                  9.1.4 EXISTING IDA DEBT. If Buyer shall have elected to assume the Loan Documents under Section 7.1.3(i) hereof, the Existing IDA Debt shall be in full force and effect with no defaults thereunder. The other Persons that are party to the Loan Documents shall have consented in writing to the sale of the Hotel(s) subject thereto without any modification of the terms thereof. If Buyer shall not have elected to assume the Loan Documents, Sellers shall have arranged to terminate the Loan Documents and to have the fee simple estate in the Allentown Hilton conveyed by the Lehigh County Industrial Development Authority to Buyer (or its permitted designee hereunder), subject only to the Permitted Encumbrances.

                  9.1.5 PERFORMANCE OF PRE-CLOSING COVENANTS. Sellers shall have performed, observed and complied with all of the preclosing covenants, agreements and conditions required by this Agreement to be performed, observed and complied with by Sellers prior to or as of the Closing, including but not limited to each of the covenants set forth in Article 7 hereof.

                  9.1.6 NO BANKRUPTCY. None of Sellers shall have made an assignment for the benefit of creditors or admitted in writing its inability to pay its debts as they mature or have been adjudicated as bankrupt or have filed a petition in voluntary bankruptcy or a petition or answer seeking reorganization or an arrangement with creditors under the Federal bankruptcy law or any other similar law or statute of the United States or any State, and no such petition shall have been filed against it.


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
                  9.1.7 ALL REQUIRED TERMINATIONS OBTAINED. Sellers shall have terminated any Contracts or Personal Property Leases identified by Buyer under
Section 1.2.5 or Section 1.2.8 hereof, and such termination shall be effective on or prior to the Closing Date.

                  9.1.8 CONSUMMATION OF CLOSING UNDER MANAGEMENT COMPANY PURCHASE AGREEMENT. The Closing shall have occurred (or shall be occurring simultaneously) under the Management Company Purchase Agreement. It shall be a default of Sellers hereunder in the event that Management Company defaults under the Management Company Purchase Agreement and such default is not cured within any applicable notice and/or cure period.

                  9.1.9 DISMISSAL OF HOTEL EMPLOYEES. Sellers shall have terminated the employment of all Hotel Employees of Hotels other than Eliminated Hotels. Such termination shall be effective on the Closing Date.

         9.2 SELLERS' CONDITIONS TO CLOSING. Satisfaction of each of the following conditions, any of which may be waived in writing by Sellers, shall be deemed a condition to Sellers' obligation to close hereunder:

                  9.2.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Buyer set forth herein shall be true and correct in all material respects as of the Closing Date, with the exception of Exhibits which must be updated at the Closing Date to reflect changes permitted under the terms of this Agreement.

                  9.2.2 ASSUMPTION OF ASSUMED LIABILITIES. Buyer shall have assumed all of the Assumed Liabilities with respect to the Assets to be sold, transferred, assigned and conveyed on the Closing Date.

                  9.2.3 CONSUMMATION OF CLOSING UNDER MANAGEMENT COMPANY PURCHASE AGREEMENT. The Closing shall have occurred (or shall be occurring simultaneously) under the Management Company Purchase Agreement. It shall be a default of Buyer hereunder in the event that Realty Partnership defaults under the Management Company Purchase Agreement and such default is not cured within any applicable notice and/or cure period.

                  9.2.4 PERFORMANCE OF PRE-CLOSING COVENANTS. Buyer shall have performed, observed and complied with all of the preclosing covenants, agreements and conditions required by this Agreement to be performed, observed and complied with by Buyer prior to or as of the Closing, including but not limited to, each of the covenants set forth in Article 7 hereof.

                                   ARTICLE 10

                                     CLOSING

         10.1 CLOSING. The consummation of the transaction contemplated in this Agreement (the "CLOSING") shall occur at 10:00 a.m., on a date mutually agreed upon by the Parties and not later than July 11, 1996 (the "CLOSING DATE"), in the offices of Sidley & Austin, 875 Third Avenue, New York, New York 10022. If through no fault of either Party the transactions contemplated herein have not been consummated on or before the date that is eighty (80) days after the expiration of the Inspection Period (other than with respect to adjournments contemplated by the express terms hereof or otherwise agreed to in writing by the Parties), and provided that neither Party has at such time commenced an action or other legal proceeding against the other Party hereto in connection with this Agreement, then either Party hereto may, upon written notice to the other Party and Escrow Agent, elect to terminate this Agreement. In the event that either Party exercises the aforesaid termination right, then, not earlier than fifteen (15) days after Escrow Agent's receipt (or deemed receipt) of the termination notice, unless the other Party shall have commenced an action or other legal proceeding against the other Party hereto with respect to this Agreement, Escrow Agent shall return the Deposit to Buyer, this Agreement shall terminate and be null and void and neither Party shall have any further rights or obligations hereunder.

         10.2 SELLERS' CLOSING DOCUMENTS AND DELIVERIES. At Closing, Sellers shall execute, swear to, acknowledge (when the form of the document so provides) and/or deliver or cause to be delivered to Buyer the following:

                  10.2.1 DEEDS. Special warranty deeds (or the local equivalent) (the "DEEDS") covering the Real Properties and the Improvements, executed and acknowledged by Sellers, in the form set forth on Exhibit 10.2.1 attached hereto and made a part hereof for all purposes;

                  10.2.2 BILL OF SALE. A warranty bill of sale (the "BILL OF SALE") covering the Personal Property, executed and acknowledged by Sellers, in the form set forth on Exhibit 10.2.2 attached hereto and made a part hereof for all purposes;

                  10.2.3 ASSIGNMENT AND ASSUMPTION OF SPACE LEASES. An Assignment and Assumption of Space Leases (the "ASSIGNMENT AND ASSUMPTION OF SPACE LEASES") assigning the Space Leases, the Rents and the Hotel Deposits, to be executed, acknowledged and delivered by Sellers to Buyer, and executed, acknowledged and assumed by Buyer, in the form set forth on Exhibit 10.2.3 attached hereto and made a part hereof for all purposes;

                  10.2.4 ASSIGNMENT AND ASSUMPTION OF CONTRACTS/PERMITS. An Assignment and Assumption of all Contracts (and all assignable Permits) (the "ASSIGNMENT AND ASSUMPTION OF CONTRACTS/PERMITS"), to be assigned to Buyer pursuant to Section 1.2.8 hereof, to be executed, acknowledged and delivered by Sellers to Buyer, and executed, acknowledged and assumed by Buyer, in the form set forth on Exhibit 10.2.4 attached hereto and made a part hereof for all purposes;

                  10.2.5 ASSIGNMENT AND ASSUMPTION OF PERSONAL PROPERTY LEASES. An Assignment and Assumption of Personal Property Leases (the "ASSIGNMENT AND ASSUMPTION OF PERSONAL PROPERTY LEASES"), to be assigned to Buyer pursuant to
Section 1.2.5 hereof, to be executed, acknowledged and delivered by Sellers to Buyer, and executed, acknowledged and assumed by Buyer, in the form set forth on
Exhibit 10.2.5 attached hereto and made a part hereof for all purposes;

                  10.2.6 ASSIGNMENT AND ASSUMPTION OF REAL PROPERTY LEASES. An Assignment and Assumption of Real Property Leases (the "ASSIGNMENT AND ASSUMPTION OF REAL PROPERTY LEASES") to be executed, acknowledged and delivered by Sellers to Buyer, and executed, acknowledged and assumed by Buyer, in the form set forth on Exhibit 10.2.6 attached hereto and made a part hereof for all purposes;

                  10.2.7 ASSIGNMENT AND ASSUMPTION OF INTELLECTUAL PROPERTY. An Assignment and Assumption of Intellectual Property

(the "ASSIGNMENT AND ASSUMPTION OF INTELLECTUAL PROPERTY"), to be assigned to Buyer pursuant to Section 1.2.10 hereof, to be executed, acknowledged and delivered by Sellers to Buyer, and executed, acknowledged and assumed by Buyer, in the form set forth on Exhibit 10.2.7 attached hereto and made a part hereof for all purposes;

                  10.2.8 MOTOR VEHICLES. Certificates of title to all Motor Vehicles identified on Schedule 10.2.8;

                  10.2.9 ORIGINAL DOCUMENTS. To the extent the same are in Sellers' or Management Company's possession, the originals of all Asset Documents;

                  10.2.10 PLANS AND SPECIFICATIONS. Plans and specifications, technical manuals and similar material, for the Improvements, if any, in Sellers' possession or control;

                  10.2.11 LIQUOR LICENSES AND PERMITS. If assignable, any liquor licenses or permits, or copies thereof, in Sellers' possession pertaining to the operation and maintenance of the Hotels, together with a duly executed assignment thereof to Buyer and any documents or other instruments required in connection with the assignment and transfer of any existing liquor license or the issuance of a new liquor license, including any documents or instruments required for an interim arrangement pending the approval of such transfer or issuance;

                  10.2.12 WARRANTIES AND GUARANTEES. If assignable, any unexpired warranties and guarantees, or copies thereof, in Sellers' possession which Sellers have received (i) in connection with the Improvements and any work or services performed with respect to, or equipment installed in, the Hotels, or
(ii) from any prior owners of the Hotels, together with individual or omnibus assignments thereof to Buyer. If any such warranties or guarantees are not assignable, Sellers agree to cooperate with Buyer after the closing to the extent required to enforce any rights under such warranties or guarantees, at Buyer's expense;

                  10.2.13 RESERVATION DEPOSITS. An assignment of the Reservation Deposits and Buyer's receipt therefor;

                  10.2.14 EVIDENCE OF DUE AUTHORIZATION. Secretary's Certificates certifying that the Boards of Directors of each


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
Person comprising Sellers have duly adopted resolutions authorizing the within transaction and executed and acknowledged Incumbency Certificates certifying to the authority of the officers of each Person comprising Sellers executing the documents to be delivered by Sellers on the Closing Date;

                  10.2.15 REQUIRED TITLE INSURANCE DOCUMENTS. Such other instruments and documents as may reasonably be required by the Title Company to issue an owner's title insurance policy (in the forms set forth in the next succeeding sentence) insuring the Real Property against all title defects or encumbrances other than the Permitted Encumbrances, or as may be required to effectuate the transactions contemplated hereunder, including but not limited to such title affidavits, indemnifies and proofs as may be required by the Title Company to eliminate exceptions for unfiled mechanics' or materialmen's liens, for the insolvency of Sellers, for the occupancy of any party other than tenants under the Space Leases (as tenants only) and transient lodging guests and to enable the Title Company to insure the "gap" between Closing and recordation of the Deeds. The owner's title insurance policies shall be written on the following forms: (i) with respect to the Real Property situated in North Carolina, Minnesota, Massachusetts or Illinois, the title insurance policies shall be written on ALTA Form 1970, (ii) with respect to the Real Property situated in Pennsylvania, Georgia, Missouri or Arizona, the title insurance policies shall be written on ALTA Form 1970 (as amended in 1984), and (iii) with respect to the Real Property situated in California, the title insurance policies shall be written on CLTA Form 1992 (to be amended by endorsement to delete from the terms, provisions and conditions thereof the creditors' rights exception); provided, however, in the event that Sellers will incur any additional cost in causing the Title Company to issue one (1) or more of its policies on the forms set forth above (rather than on a different form customarily used in such State(s)), then Buyer, at Buyer's option, may elect either (a) to pay such extra cost incurred to issue the title insurance policies on the forms set forth above, or (b) to waive the requirement that Sellers deliver such title insurance policies on the forms set forth above with respect to the applicable Hotel(s) for which such extra cost will be incurred, whereupon Sellers shall obtain owner's title insurance policies on the ALTA (or CLTA) form then customarily used in the applicable State(s). Sellers shall deliver originals or certified copies of any resolutions, partnership agreements, trust indentures, agency agreements, powers of attorney, consents and other documentation, and shall execute such affidavits and indemnities, as may be required by the Title Company, with respect to the authority of Sellers or of the Person(s) signing on behalf of Sellers;

                  10.2.16 CERTIFICATES OF OCCUPANCY; PERMITS AND AUTHORIZATIONS. An original or a true copy of the certificates of occupancy or such other permits or authorizations, if any, as are customarily issued in the jurisdictions permitting the use and occupancy of each of the Improvements;

                  10.2.17 REAL PROPERTY LEASE ESTOPPEL CERTIFICATES. An estoppel certificate signed by each landlord under the Real Property Leases, which estoppel certificates shall be in the form annexed hereto as Exhibit 10.2.17;

                  10.2.18 CONSENTS. The Consents set forth on Schedule 5.1.3 in form and substance acceptable to Buyer in its reasonable discretion;

                  10.2.19 SPACE LEASE TENANT ESTOPPEL CERTIFICATES. An estoppel certificate signed by each tenant or occupant under any Space Leases identified by Buyer at least thirty-five (35) days before the Closing Date, which estoppel certificates shall be in the form annexed hereto as Exhibit 10.2.19;

                  10.2.20 FRANCHISE AGREEMENTS. An assignment of the Franchise Agreements together with Sellers' executed counterparts thereof, or if a Franchisor insists that Buyer enter into a new franchise agreement with such Franchisor, a new franchise agreement. The assignment of the Franchise Agreements shall contain Buyer's indemnity of Sellers against any liability for obligations under the Franchise Agreements from and after the Closing Date and Sellers' indemnity of Buyer against any liability for such obligations relating to periods prior to the Closing Date. Sellers shall also deliver the written estoppel and consent of each Franchisor to such assignment, in the form customarily used by each Franchisor and otherwise in form satisfactory to Buyer in its reasonable discretion;

                  10.2.21 FIRPTA CERTIFICATION. An affidavit of an officer of each party comprising Sellers stating that none of such parties are a "foreign person" within the meaning of Section 1445 of the Internal Revenue Code of 1954, as amended;

                  10.2.22 EXISTING IDA DEBT ESTOPPEL CERTIFICATE(S). If Buyer shall have elected to assume the Loan Documents under Section 7.1.3(i) hereof, an estoppel and consent from the Persons that are parties to the Loan Documents, in the form annexed hereto as Exhibit 10.2.22;

                  10.2.23 KEYS. All keys and master keys to all locks located at the Hotels;

                  10.2.24 GOOD STANDING CERTIFICATES. Certificates of good standing for each Person comprising Sellers from all relevant jurisdictions;

                  10.2.25 BUSINESS RECORDS. All original Business Records;

                  10.2.26 NOTICES TO THIRD PARTIES. Written notices addressed to the tenants under the Space Leases, the parties under the Contracts, the lessors under the Personal Property leases, the lessors under the Billboard Leases, the franchisors under the Franchise Agreements, the Persons that are parties to the Loan Documents, that Buyer is the new party under the applicable agreement (in substitution for the applicable Seller) and that from and after the Closing Date Buyer has assumed all duties and obligations of Sellers under the applicable agreement;

                  10.2.27 SELLERS' PRIOR LIABILITY INSURANCE POLICIES. Sellers shall deliver to Buyer an endorsement to Sellers' Prior Liability Insurance Policies, naming Buyer as an additional named insured thereunder;

                  10.2.28 SCHEDULE OF ACCRUED EMPLOYEE BENEFITS. A statement certified by Sellers as true and correct setting forth the number of accrued vacation days for each Hotel Employee through the Closing Date; and

                  10.2.29 TERMINATION AGREEMENTS. The Termination Agreements with respect to the Management Agreements (in the form annexed as an exhibit to the Management Company Asset Purchase Agreement).

                  10.2.30 ADDITIONAL DOCUMENTS. Any and all other documents reasonably required by Buyer to consummate the Closing, duly executed, sworn to, and/or acknowledged (when the form of the document so provides), by Sellers.

         10.3 BUYER'S CLOSING DOCUMENTS AND DELIVERIES. At Closing, Buyer shall execute, swear to, acknowledge (when the form of the document so provides), and/or deliver to Sellers the Conveyance Documents and the following:

                  10.3.1 PURCHASE PRICE. Cash in the amount of the balance of the Purchase Price, after all adjustments and prorations provided for herein;

                  10.3.2 SECRETARY'S CERTIFICATE. A duly executed Secretary's Certificate certifying that the Board of Directors of Starwood Lodging Trust, as general partner of Realty Partnership, and Starwood Lodging Corporation, as general partner of Operating Partnership, have each duly adopted resolutions authorizing the within transaction and executed and acknowledged Incumbency Certificates certifying to the authority of the officers of Starwood Lodging Trust and Starwood Lodging Corporation executing the documents on behalf of Realty Partnership and Operating Partnership, as the case may be, to be delivered by Buyer on the Closing Date;

                  10.3.3 GOOD STANDING CERTIFICATES. Certificates of good standing for Realty Partnership and Operating Partnership from all relevant jurisdictions;

                  10.3.4 HART-SCOTT LEGAL OPINION. The Hart-Scott legal opinion, if Buyer elects to deliver same in accordance with Section 7.1.14.; and

                  10.3.5 ADDITIONAL DOCUMENTS. Any and all other documents reasonably required by Sellers or the Title Company to consummate the Closing, duly executed, sworn to and/or acknowledged (when the form of document so provides), by Buyer.

         10.4 JOINTLY EXECUTED DOCUMENTS. Sellers and Buyer shall each execute or cause to be executed the following documents and deliver same as indicated:

                  10.4.1 RELEASE OF ESCROW AGENT. A release of Escrow Agent by Sellers and Buyer to be delivered to Escrow Agent.

                  10.4.2 CONTINUED SALE OF ALCOHOLIC BEVERAGES. All documents required to permit the continued sale of alcoholic beverages at the Hotels.

                  10.4.3 COLLECTIVE BARGAINING AGREEMENTS. Any documents required under any of the agreements identified in Schedule 5.1.21, such as an assignment and assumption (if required).

         10.5  TRANSACTION COSTS.

                  10.5.1 TRANSFER TAXES; SALES AND USE TAXES. At Closing, except as set forth in Section 10.5.2 hereof, Sellers shall pay (i) any and all transfer taxes, deed stamps, conveyance taxes, "gains" taxes, documentary stamp taxes and other taxes or charges due under local or state law as a result of the trans actions contemplated hereby, including the sale of the Real Properties, and (ii) any and all sales and use taxes due under local or state law as a result of the transactions contemplated hereby, including the sale of the Personal Property.

                  10.5.2 RECORDING CHARGES AND FEES. At Closing, Sellers and Buyer shall each pay an amount equal to one-half (1/2) of any and all recording charges and fees due under state or local law as a result of the recordation of the Deeds and the other documents contemplated herein.


                  10.5.3 TITLE INSURANCE AND SURVEY CHARGES. Sellers shall pay all title insurance premiums and other charges associated therewith for Buyer's owner's reports and policies covering the Real Properties, the Real Property Leases and the Improvements, and Buyer shall pay the cost of obtaining current surveys (or survey updates) of the Hotels. Buyer shall pay the cost of any endorsements to the title insurance policies; provided, however, that Sellers shall pay the cost, if any, for Buyer to obtain a so-called "extended coverage" endorsement and for any endorsement required to remove any exception to title which Buyer is not required to accept hereunder.

                  10.5.4 INDEMNITY. Each Party shall indemnify the other and its respective successors and assigns from and against any and all loss, damage, cost, charge, liability or expense (including court costs and reasonable attorneys' fees) which such other Party may sustain or incur as a result of the failure of either Party to timely pay any of the aforementioned taxes, fees or other charges for which it has assumed responsibility under this Section 10.5.

                  10.5.5 SURVIVAL. The provisions of this Section 10.5 shall survive the Closing Date in accordance with Section 5.3 hereof.

         10.6 BUYER'S CLOSING COSTS. Buyer shall pay in Cash at the Closing each and all of the following Closing costs:

                  10.6.1 BUYER'S ATTORNEYS' FEES. Buyer's attorneys' fees incurred in drafting and negotiating this Agreement and in Closing the transaction contemplated in this Agreement;

                  10.6.2  BUYER'S DUE DILIGENCE COSTS.  All costs
incurred by Buyer in performing Buyer's due diligence review and inspection of the Assets and the Condition of the Assets;

                  10.6.3 BUYER'S PRO RATA SHARE. Buyer's proportionate share of the items prorated pursuant to Article 11 hereof; and

                  10.6.4 BUYER'S MISCELLANEOUS COSTS. Unless otherwise expressly provided herein, all other fees, costs, and expenses customarily paid by a purchaser of improved Real Properties in the counties where the Hotels are located.

         10.7  SELLERS' CLOSING COSTS.   Sellers shall pay in Cash at
the Closing each and all of the following Closing costs:

                  10.7.1 SELLERS' ATTORNEYS' FEES. Sellers' attorneys' fees incurred in drafting and negotiating this Agreement and in Closing the transaction contemplated in this Agreement;

                  10.7.2 SELLERS' PRO RATA SHARE. Sellers' propor tionate share of the items prorated pursuant to Article 11 hereof; and

                  10.7.3 SELLERS' MISCELLANEOUS CLOSING COSTS. Unless otherwise expressly provided herein, all other fees, costs, and expenses customarily paid by Sellers of improved Real Properties in the counties where the Hotels are located.

         10.8 MULTIPLE CLOSINGS. In the event that the Closing with respect to one (1) or more of the Hotels has been adjourned pursuant to the express provisions of this Agreement or as otherwise agreed in writing by the Parties, the Closing shall nonetheless take place as to the other Hotels on the Closing Date; provided, however, that upon such Closing, Sellers shall be entitled to receive only the Allocable Deposits and Buyer shall be obligated to pay only the Allocated Purchase Price with respect to the Hotels being conveyed on such date, and Escrow Agent shall continue to hold the Allocable Deposits with respect to those Hotels not being conveyed on such date in accordance with the terms of this Agreement.

                                   ARTICLE 11

                             PRORATIONS/ADJUSTMENTS

         11.1 COSTS AND PRORATIONS. All items customarily prorated and adjusted in the sale of hotels shall be computed and certified to the Parties by Coopers & Lybrand (the "Coopers & Lybrand Certification"). Such apportionment between Sellers and Buyer shall be performed as of 11:59 P.M. on the day immediately preceding the Closing Date (the "Apportionment Date"):

                  11.1.1 PROPERTY TAXES. Property Taxes (other than water charges) and any Tax Savings or Tax Refunds referred to in Section 7.1.1.(v), on the basis of the respective periods for which each is assessed or imposed, to be apportioned in accordance with Section 11.2 hereof;

                  11.1.2 WATER CHARGES. Water charges to be apportioned in accordance with Section 11.3 hereof;

                  11.1.3 UTILITIES. Charges for electricity, telephone, television, cable television, steam, gas and any other utilities (collectively, "UTILITIES") made by the utility companies servicing the Hotels to be apportioned in accordance with Section 11.4 hereof, and transferable utility deposits, if any, for which Sellers shall be reimbursed if same be assigned, but all amounts refundable under unassigned or unassignable utility arrangements shall remain the property of Sellers;

                  11.1.4 TRANSFERABLE PERMITS. Prepaid fees or other charges for transferable licenses, permits, and other items, if any, but all amounts refundable under unassigned or unassignable licenses and permits shall remain the property of Sellers;

                  11.1.5 CONTRACTS, REAL PROPERTY LEASES, PERSONAL PROPERTY LEASES AND FRANCHISE AGREEMENTS. Amounts paid or payable under the Contracts (provided that amounts paid or payable under the Collective Bargaining Agreements to be apportioned in a manner consistent with Section 1.2.8), Real Property Leases, Personal Property Leases, Billboard Leases, and Franchise Agreements;

                  11.1.6 ROOM CHARGES; OTHER GUEST CHARGES. Room charges and other guest charges incurred on or before the Apportionment Date to be apportioned and collected in accordance with Sections 11.5 hereof;

                  11.1.7 ASSOCIATION DUES. Fees or dues paid or payable for local trade, merchant or business associations listed on
Schedule 5.1.29 hereof;

                  11.1.8 TRAVEL AGENTS' COMMISSIONS. Travel agents' commissions, if any, to be apportioned consistent with the allocation of room revenues referable to each such travel agent;

                  11.1.9 WAGES, SALARIES, ETC. All wages, salaries, bonuses, employment taxes, vacation days, sick days and personal days, if any, and any and all payments due under or in accordance with any Collective Bargaining Agreement, accrued through the Apportionment Date for all employees of Sellers or their affiliates working at the Hotels, to be apportioned in accordance with
Section 11.6;

                  11.1.10 SPACE LEASES. Rent and all other charges due under the Space Leases, to be apportioned in accordance with
Section 11.7;

                  11.1.11 CONSUMABLES. There will be no apportionment or adjustment for new and used Personal Property, including inventory and consumables, all of which shall be included in the sale contemplated herein;

                  11.1.12 EXISTING IDA DEBT. If Buyer shall have elected to assume the Loan Documents under Section 7.1.3(i), any amounts payable thereunder shall be apportioned as of the Apportionment Date;

                  11.1.13 INSURANCE. Buyer shall obtain its own insurance and no adjustment shall be made for any premiums which may have been paid by Sellers for any period following the Closing Date. Any refunds for prepaid premiums made to Sellers shall belong to Sellers;

                  11.1.14 PREPAID ACCOUNTS. Prepaid Accounts (including advance payments in the form of gift certificates) for use of the Hotels' facilities after the Closing Date shall be the property of Buyer (and delivered to Buyer on the Closing Date) and not subject to adjustment; and

                  11.1.15 LAUNDRY AND VENDING MACHINES. Charges and washing machine and/or vending machine contracts, which Buyer is to assume hereunder, shall be adjusted as of midnight the evening prior to the Closing. Laundry and vending equipment owned or leased by Sellers shall have their coins removed for the account of the Sellers the day prior to the Closing.

         11.2 PROPERTY TAX APPORTIONMENT. Property Taxes shall be apportioned on the basis of the fiscal period for which assessed; the Parties agree, however, that Property Taxes with respect to the Minneapolis Hilton shall be apportioned based upon the fiscal year in which the Closing occurs (notwithstanding the fact that such Property Taxes are based upon assessments from earlier years). If the Closing Date shall occur either before an assessment is made or a tax rate is fixed for the tax period in which the Closing occurs, the apportionment of such Property Taxes shall be calculated on the basis of the prior year's Property Taxes, but, after the assessment and tax rate for the current year are fixed, the apportionment thereof shall be recalculated and Sellers or Buyer, as the case may be, shall make an appropriate payment to the other based on such recalculation. If, on the Closing Date, the Real Properties or any part thereof shall be or shall have been affected by a betterment or special assessments for local or regional improvements which were levied or became a lien prior to the Closing and which are payable in installments, all unpaid installments of any such assessments which are to become due and payable after the Closing Date shall be assumed by and paid by Buyer when due. In the event that Buyer receives any Tax Savings or a Tax Refund during the ninety (90) day period after the Closing Date, such amounts shall be for the account of Sellers. In the event that Buyer receives any Tax Savings or a Tax Refund after the expiration of such ninety (90) day period, such amounts shall be for the account of the Buyer, regardless of whether or not such amounts relate to the period prior to the Closing Date.

         11.3 WATER METERS. If there are water meters at the Hotels, Sellers shall endeavor to have the water company servicing each Hotel read the meters on or immediately prior to the Apportionment Date. Buyer shall be responsible for all charges based on such final reading for which Buyer shall receive a credit at the Closing, and Buyer shall be responsible for all charges thereafter. If such readings are not obtainable, then, until such time as such readings are obtained, water charges shall be prorated as of the Apportionment Date based upon the per diem rate obtained by using the last period and bills for such charges that are available. Upon the taking of a subsequent actual reading, such apportionment shall be readjusted and Sellers or Buyer, as the case may be, promptly will deliver to the other the amount determined to be so due upon such readjustment. All unpaid water bills in Sellers' possession shall be turned over to Buyer at the Closing and shall be paid by Buyer, for which Buyer shall receive a credit at the Closing equal to the amount of any such bill plus any interest or penalties due thereon as of the Closing Date.

         11.4 UTILITIES. The Utilities shall be apportioned (i) by having the utility company servicing each Hotel make a final meter reading on the Apportionment Date, the payment of which shall be Buyer's responsibility and for which Buyer shall receive a credit at the Closing, or (ii) if such readings cannot be obtained, on the basis of the most recent bills that are available. If the apportionment is not based on actual current readings, then, upon the taking of a subsequent actual reading, such apportionment shall be readjusted and Sellers or Buyer, as the case may be, promptly shall deliver to the other the amount determined to be due upon such readjustment. All unpaid Utility bills in Sellers' possession shall be turned over to Buyer at the Closing and shall be paid by Buyer, for which Buyer shall receive a credit at the Closing equal to the amount of any such bill plus any interest or penalties due thereon as of the Closing Date.


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Any Utility bills received by Sellers after the Closing shall be promptly forwarded to Buyer together with the amount, if any, owed by Sellers therefor pursuant to the provisions hereof.

         11.5 ROOM RENTAL REVENUE/OTHER REVENUE. Income from the rental of rooms shall belong to Sellers to the extent attributable to any period through the Apportionment Date. Room charges for the night commencing on the Apportionment Date and ending on the morning of the Closing Date shall be equally divided between Sellers and Buyer. Income from food and beverage and other sales or services through midnight of the Apportionment Date shall belong to Sellers. Income from food and beverage and other sales or services on the Closing Date shall belong to Buyer. No cash adjustment shall be made at the Closing on account of such income. Any such income belonging to Sellers shall be collected as provided in Section 11.1.2 above.

         11.6 WAGES, SALARIES, ETC. With respect to wages and benefits of all Hotel Employees of Sellers or their respective affiliates working at any of the Hotels (other than Eliminated Hotels), it is understood and agreed that the only items to be apportioned on the Apportionment Date are wages, salaries, bonuses, employment taxes, and all accrued vacation days, sick days and personal days, for which Buyer shall be paid or shall receive a credit against the cash portion of the Purchase Price at the Closing. Buyer shall not be liable to any Hotel Employee for any wages, salaries, bonuses, vacation days, sick days or personal days in which said employees may have acquired an accrued or vested right by virtue of their employment by Sellers, except with respect to accrued vacation pay, bonuses, sick pay, and personal days (hereinafter collectively referred to as "Employee Benefits"), and then only to the extent that Buyer has been paid or has received a credit against amounts payable hereunder for any such item with respect to any particular Hotel Employee, and to that extent Buyer shall and hereby agrees to indemnify and save Sellers harmless from and against any liability therefor. Sellers shall and hereby agree to indemnify and save Buyer harmless from and against any liability for wages, salaries, bonuses, accrued vacation days, sick days and personal days to be paid to employees on account of services rendered prior to Closing, except to the extent Buyer has been paid or has received a credit therefor. There shall be no apportionment or proration of ERISA Benefit Plans or Non-ERISA Commitments other than Employee Benefits (to the extent provided above), and

Sellers shall remain liable for and hereby agree to indemnify and save Buyer harmless from and against all Employee Benefits due to Hotel Employees and all payments due on the plans providing such benefits. Sellers shall also remain responsible for and hereby agree to indemnify and save Buyer harmless from any severance pay which may become due to any of the Hotel Employees as a result of this transaction, whether due to Sellers' employment policies or as a matter of law.

         11.7 SPACE LEASES. Prepaid minimum rents and other fixed charges payable under the Space Leases for the month in which the Closing occurs shall be apportioned. If any Tenant is in arrears in the payment of rent or other fixed charges due for months prior to the month in which the Closing occurs, any payments on account of rent or such other fixed charges received by Buyer from such tenant after the Closing shall be applied first to rent and other charges due for the month in which such payments are received and then to preceding months for which there are arrearages (always to the most recent first). If any payments of rent or other fixed charges received by Sellers or Buyer after the Closing are payable to the other Party by reason of this allocation, the appropriate sum (less a proportionate share of any reasonable attorneys' fees, costs and other expenses incurred in the collection thereof) shall be promptly paid to the other Party. At the Closing, Sellers shall furnish to Buyer a complete and correct schedule of all minimum rents and other fixed charges which are then due and payable but which have not been paid. Percentage rents and other variable charges under the Space Leases, such as payments for real estate taxes and other expenses, which are not fixed in amount, shall be adjusted when and as received based upon the number of days in the payment period that each party owned the Hotel. Buyer shall use reasonable efforts to collect any tenant arrearages, but shall be under no obligation to commence any actions or proceedings with respect thereto. After the Closing, Sellers may commence an action or proceeding to collect, or may compromise, any arrearages relating solely to its period of ownership. Any security deposits or advance payments of rent held by Sellers under the Space Leases shall be paid over to Buyer at the Closing or credited against the cash portion of the Purchase Price.

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         11.8  ACCOUNTS RECEIVABLE AND PAYABLE, MUTUAL INDEMNITIES.

                  11.8.1 ACCOUNTS RECEIVABLE. As described in Section 11.5, the within sale does not include any accounts receivable of Sellers for room, food and beverage and other guest charges incurred at the Hotels for the period through the Apportionment Date, exclusive of room charges for the night commencing on the Apportionment Date (the "Accounts Receivable"). Sellers shall have the sole right to receive, collect, discharge and compromise all Accounts Receivable, except those due from guests on the "Guest Ledger" as of the Closing Date (those guests in occupancy on the night commencing on the Apportionment Date and who do not check out until the closing Date or thereafter), which shall be collected by Buyer in accordance with Section 11.8.2 below.

                  11.8.2 COLLECTION OF ACCOUNTS RECEIVABLE. Buyer agrees that any moneys received by Buyer after the Closing from any party owing any portion of the Accounts Receivable (including credit card sales when payment thereon is received by Buyer), net of any reasonable collection costs, credit card service fees or travel agent's commissions which may be owed in connection therewith, shall be held in trust by Buyer on account and for payment of such Accounts Receivable. Buyer shall remit to Sellers any such moneys collected by Buyer at least once every thirty (30) days. Buyer shall use due diligence and make all reasonable efforts (short of litigation) to collect all Accounts Receivable. Sellers may, at reasonable times during the hours 9 A.M. to 5 P.M. and upon reasonable requests therefor, examine the books and records of Buyer for the limited purpose of confirming the Accounts Receivable.

                  11.8.3 SELLERS' INDEMNITY. Sellers agree to indemnify Buyer, its successors and assigns from and against any and all loss, damage, cost, charge, liability or expense (including court costs and reasonable attorneys' fees) for any accounts payable for goods supplied or services performed prior to the Closing Date to or for either Sellers or any of the Hotels, and for any sales taxes and/or hotel/motel occupancy taxes, if any, due in connection with the rental of rooms, the sale of goods or the performance of services prior to the Closing Date, except to the extent Buyer has received a credit therefor against the Purchase Price pursuant to Sections 11.1.12 or 11.5, and to that extent Buyer agrees to indemnify Sellers, their successors and assigns, from and against any and all loss, damage, cost, charge, liability or expense (including court costs and reasonable attorneys' fees) relating to the payable or tax for which it has received a credit. Except as expressly provided in this Agreement or in any agreement executed and/or delivered at the Closing, Buyer shall not and does not assume or undertake any responsibility for any liability or obligation of Sellers, fixed or contingent, disclosed or undisclosed, and assumes no liability for any claims, debts, defaults, duties, taxes, obligations or liabilities of Sellers of any kind or nature, whether known or unknown, contingent or fixed, all of which shall be retained by Seller. Buyer shall not be liable for any claim arising out of any act, event or transactions occurring prior to the Closing Date in connection with the ownership or operation of any Property, and Sellers shall and hereby agree to defend, indemnify and hold Buyer harmless from and against any and all costs, expenses, losses or liabilities, including reasonable attorneys' fees, suffered or incurred by Buyer arising out of any such liability or obligation, including, without limitation, any transferee liability, except to the extent Buyer has expressly assumed or indemnified Sellers against any such liability or obligation.

                  11.8.4 BUYER'S INDEMNITY. Buyer shall and hereby agrees to indemnify and hold Sellers harmless from and against any and all costs, expenses, losses or liabilities, including reasonable attorneys' fees, suffered or incurred by Sellers arising out of any liability or obligation (i) expressly assumed by Buyer hereunder or in any agreement executed and/or delivered at the Closing, (ii) for which Buyer has indemnified Sellers, or (iii) in connection with the ownership and operation of the Hotels from and after the Closing.

                  11.8.5 SURVIVAL. The provisions of this Section 11.8 shall survive the Closing Date in accordance with Section 5.3 hereof.

         11.9  APPORTIONMENT OF RESERVATION DEPOSITS.

                  11.9.1 RESERVATION DEPOSITS. On the Closing Date the aggregate amount of any deposits ("RESERVATION DEPOSITS") received by Sellers (whether paid in cash or by credit card) as a down payment for reservations ("RESERVATIONS") made for rooms, banquets, meals or other services to be supplied from and/or after the Closing Date shall be credited against the cash portion of the Purchase Price due at the Closing.

                  11.9.2 INDEMNITY. Sellers hereby agree to indemnify and hold Buyer harmless from and against all claims by and liabilities to any Person resulting from Sellers' failure to pay over or credit to Buyer any Reservation Deposits allegedly paid to Sellers for the period from and after the Closing Date. Buyer hereby agrees to indemnify and holds Sellers harmless from and against all claims by and liabilities to any person resulting from Buyer's failure to honor or return any Reservation Deposit paid or credited to Buyer.

                  11.9.3 SURVIVAL. The provisions of this Section 11.9 shall survive the Closing Date in accordance with Section 5.3 hereof.

         11.10 POST-CLOSING RECONCILIATION; RESOLUTIONS OF DISPUTES; FINAL RECONCILIATION.

                  11.10.1 POST-CLOSING RECONCILIATION. The Parties hereby covenant and agree to correct any errors or omissions committed in computing apportionments at Closing. Such corrections shall be made promptly after the Party which discovers such error or omission notifies the other Party that such error or omission occurred.

                  11.10.2 RESOLUTIONS OF DISPUTES AS TO APPORTIONMENTS. In the event either Party objects to all or any portion of the Coopers & Lybrand Certification (an "Objection"), such Party shall notify the other Party in writing within sixty (60) days following the Closing Date (or the Postponed Closing Date, as the case may be), whereupon the Parties, together with representatives of Coopers & Lybrand, shall use diligent efforts to resolve any such Objection(s). In the event the Parties are unable to resolve such Objection(s) within ninety (90) days following the Closing Date (or the Postponed Closing Date, as the case may be), either Party may, within such ninety (90) day period, submit the matter to final and binding arbitration before a single arbitrator (who shall be a certified public accountant), appointed by the AAA in New York, New York. In the event Buyer believes that any sums are payable to Buyer under this Section , Buyer shall be entitled to file an Adjustment Claim under Section 5.6 hereof. The arbitrator shall, pursuant to the Association's then Rules of Commercial Arbitration, hear the Parties and representatives of Coopers & Lybrand, if either Party determines that testimony of Coopers & Lybrand is relevant, and render a decision within thirty (30) days after the conclusion of such hearing and the submission of all evidence in connection therewith. The determination by the arbitrator shall be final and binding upon the Parties. The fees and expenses of the arbitrator shall be divided equally between the Parties, unless the arbitrator specifically rules otherwise.

                  11.10.3 FINAL RECONCILIATION. Except for the prorations specifically provided for in this Agreement which shall be paid at Closing, the Parties agree that no other estimates of Closing prorations shall be made, but rather Buyer's manager shall make all payments required under any assumed Contracts, and Buyer shall use reasonable efforts to collect all amounts receivable with respect to the Assets, and shall, within fifteen (15) days following the end of the month after the month in which the Closing occurs and within fifteen (15) days after the end of each month thereafter until final reconciliation occurs, prepare and submit to the Parties a statement of all amounts paid and all accounts collected (less costs of collection, if any) which are attributable to any date prior to the Closing Date and to any proration to be made pursuant to the preceding paragraphs. Subject to Section 11.10.2 hereof, a final reconciliation of all prorations to be made with respect to the Assets, including those specifically addressed elsewhere in this Article 11, shall be made not later than sixty (60) days following the Closing Date. Such final reconciliation shall include, without limitation, an audit by Coopers & Lybrand to confirm that Sellers have paid all Miscellaneous Taxes, including any Miscellaneous Taxes arising as a result of the consummation of the sale, conveyance and transfer of the Assets. The Parties shall each pay one-half (1/2) of the fees charged by Coppers & Lybrand in connection with any such post-closing audit. In the event the Buyer believes that any sums are payable to Buyer under this Section , Buyer shall be entitled to file an Adjustment Claim under Section 5.6 hereof. In the event that a dispute regarding the final reconciliation shall arise which cannot be settled by the Parties, such dispute may be referred to arbitration in the manner provided in Section 11.10.2, except that the decision of the arbitrator shall be rendered within thirty (30) days after submission. The foregoing obligations of the Parties shall survive the Closing in accordance with Section 5.3 hereof.

                  11.10.4 NO DISTRIBUTIONS OR LIQUIDATIONS. In the event that Buyer files an Adjustment Claim with respect to this Section 11.10, Sellers agree not to distribute any of the proceeds of the sale contemplated hereby except in accordance with the terms of Section 5.6 hereof.

         11.11  SAFES AND BAGGAGE.

                  11.11.1 SAFE DEPOSIT BOXES. On the Closing Date, Sellers shall cause the delivery to Buyer of all of Sellers' keys to all safes and safe deposit boxes (collectively, the "safes") at the Hotels. On or prior to the Closing Date, Sellers shall give written notices to those Persons who have deposited items in such safes, advising them of the sale of the applicable Hotel to Buyer and requesting the removal or verification of their contents in the safes on the Closing Date. All such removals or verifications on the Closing Date shall be under the supervision of Sellers' and Buyer's respective representatives. All contents which are to remain in the safes shall be recorded. Safes containing items belonging to guests who have not responded to such written notice by so removing or verifying their safe contents by the end of the day and which cannot be opened without the key in the possession of such guest shall be sealed until such time as the guest appears, at which time the safe shall be opened and the contents recorded in the presence of the respective representatives. Until that time, Buyer shall indemnify, defend and hold Sellers harmless from and against any liability for loss or theft of such contents and Sellers shall assign to Buyer their rights to any insurance proceeds covering such safes. Any such contents so verified or recorded and thereafter remaining in the hands of Buyer shall be the responsibility of Buyer and Buyer hereby agrees to indemnify, defend and hold Sellers harmless from any liability therefor.

                  11.11.2 INVENTORY OF GUEST PROPERTY. On the Closing Date, representatives of Buyer and Sellers shall take an inventory of all baggage, valises and trunks checked or left in the care of Sellers at the Hotels. From and after the Closing Date, Buyer be responsible for all baggage listed in said inventory, and Buyer hereby agrees to indemnify and to hold Sellers harmless from any liability therefor. Sellers shall remain liable for any negligence or malfeasance with respect to such baggage which occurred prior to the Closing Date as well as for claimed omissions from said inventory, and Sellers hereby agree to indemnify and to hold Buyer harmless from any liability therefor.

                  11.11.3 The provisions of this Section 11.12 shall survive the Closing Date in accordance with Section 5.3 hereof.

         11.12 COLLECTION PERIOD. For a period of ninety (90) days following the Closing Date, Buyer's manager shall remit any monies due Sellers as they are collected (less costs of collection). Buyer shall cooperate with Sellers, at no cost or expense to Buyer, in collecting any amounts due Sellers. With respect to Accounts Receivable attributable to sums to which Sellers shall be entitled hereunder, Buyer agrees that it will not waive, settle nor compromise any claim with respect to such receivables without the prior written consent of Sellers.

                                   ARTICLE 12

                               BROKER'S COMMISSION

         12.1 COMMISSION. Sellers and Buyer each warrant and represent to the other that it has not dealt or negotiated with any broker in connection with this transaction other than Broker. Sellers hereby agree to pay Broker a commission pursuant to a separate brokerage agreement.

         12.2 INDEMNITY. Sellers and Buyer each hereby agree to indemnify and hold the other harmless from and against any and all claims, demands, causes of action, losses, costs and expenses (including reasonable attorneys' fees and expenses) or other liability arising from or pertaining to any brokerage commissions, fees, or other compensation, which may be due to any brokers or other Persons (other than Broker) claiming to have dealt with the indemnifying Party in connection with the transactions contemplated herein.

         12.3 RELEASE OF BUYER. By its execution at the end of this Agreement, Broker hereby irrevocably and absolutely releases Buyer from any and all liability whatsoever with respect to any payment of any fee, commission or other amount in connection with any services Broker may render with respect to the transactions contemplated herein regardless of whether or not the Closing occurs.

         12.4 SURVIVAL. The provisions of this Article 12 shall survive the Closing Date in accordance with Section 5.3 hereof.

                                   ARTICLE 13

                             POST-CLOSING COVENANTS

         13.1 POST-CLOSING COVENANTS. Sellers and Buyer agree that from and after the Closing Date and for so long as Sellers shall remain in existence (which period, Sellers covenant shall extend at least ninety (90) days after the Closing Date or the latest Postponed Closing Date, as the case may be):

                  13.1.1 PERMITS. Sellers will continue to cooperate with Buyer at Buyer's sole expense to facilitate the acquisition by Buyer of all nonassignable licenses and permits required for the use and operation of the Real Property and the hotel businesses thereon.

                 13.1.2 BUSINESS RECORDS. Sellers will make all books and records retained by Sellers which pertain to the Assets available for inspection by Buyer and its representatives during business hours on reasonable advance notice. For a period of five (5) years after the Closing Date, Buyer will make all Business Records transferred to Buyer available for inspection by Sellers and their representatives during business hours on reasonable advance notice for the purpose of responding to tax authorities and/or governmental inquiries arising out of Sellers' ownership and operation of the Assets prior to the Closing Date.

                  13.1.3 TAX FILINGS. Sellers and Buyer shall cooperate in timely making any filing required pursuant to Section 1060 of the Internal Revenue Code or any regulations promulgated thereunder.

                  13.1.4 GUARANTEES AND WARRANTIES. Sellers shall cooperate with Buyer, at Buyer's sole expense, in enforcing any rights under any unexpired guarantees or warranties given by Persons other than Sellers in connection with any of the Hotels.

                  13.1.5 INTELLECTUAL PROPERTY. Neither Sellers nor any affiliate of Sellers shall hereafter use the names Hotels of Distinction in connection with any property or business owned or operated by them, or in connection with any property or business in which they have an interest, direct or indirect.

                  13.1.6 LIQUOR LICENSES. Sellers shall take such actions as are reasonably requested by Buyer to permit the continued and uninterrupted sale of alcoholic beverages at the Hotels.

                  13.1.7 SALES, USE AND/OR HOTEL/MOTEL LICENSES. Sellers shall pay any and all Miscellaneous Taxes relating to (i) the period prior to the Closing Date (or the Postponed Closing Date, as the case may be) or (ii) the consummation of the sale, transfer and conveyance of the Assets.

                  13.1.8 NAMES FOLLOWING THE CLOSING. Sellers agree that, following the Closing, Sellers will not adopt any name which includes any trademark or trade name being assigned and conveyed hereunder or pursuant to Realty Partnership under the Management Company Asset Purchase Agreement and will not otherwise infringe upon the Intellectual Property (or the intellectual property being assigned and conveyed under the Management Company Asset Purchase Agreement), nor will Sellers hold themselves out as the successors to the business of Sellers or the Management Company.

                                   ARTICLE 14

                                     NOTICES

         14.1 NOTICES. All notices, consents, approvals and other communications provided for herein or given in connection herewith shall be validly given, made, delivered or served if in writing and delivered personally against receipt, or sent by registered, certified mail, receipted overnight delivery service, postage prepaid to:

SELLERS AT:                  HOTELS OF DISTINCTION VENTURES, INC.
                             380 South County Road
                             Palm Beach, FL 33480
                             Attention:  Alan Tremain, President
                             Telephone:   (407) 835-9500

WITH A COPY TO:              Andrew C. Culbert, Esquire
                             MASTERMAN, CULBERT & TULLY
                             One Lewis Wharf
                             Boston, MA 02110
                             Telephone:   (617) 227-8010

BUYER AT:                    SLC OPERATING LIMITED PARTNERSHIP
                             c/o Starwood Lodging Corporation
                             11835 West Olympic Boulevard, Suite 675
                             Los Angeles, CA 90064
                             Attention: Michael C. Mueller
                             Telephone:   (310) 575-3900

                             and

                             SLT REALTY LIMITED PARTNERSHIP
                             c/o Starwood Lodging Trust
                             11835 West Olympic Boulevard
                             Los Angeles, CA 90064, Suite 695
                             Attention: Ronald C. Brown, Vice President
                             Telephone:   (310) 575-3900


WITH A COPY TO:              Alan S. Weil, Esquire
                             SIDLEY & AUSTIN
                             875 Third Avenue
                             New York, NY 10022
                             Telephone:   (212) 906-2315

ESCROW AGENT AT:            Andrew C. Culbert, Esq.
                            MASTERMAN, CULBERT & TULLY
                            One Lewis Wharf
                            Boston, MA 02110
                            Telephone:  (617) 227-8010

or to such other addresses as either Party hereto may from time to time designate in writing and deliver to the other Party in a like manner. Notices, consents, approvals and communications given by mail or overnight delivery service shall be deemed delivered as of the date of postmark or deposit with an overnight delivery service.

                                   ARTICLE 15

                                DEFAULT/REMEDIES

         15.1 BUYER'S DEFAULT. If the conditions to Buyer's obligations set forth in Section 9.1 hereof have been satisfied, Sellers are not in default hereunder and Buyer shall default in any obligation hereunder to consummate the purchase of the Assets, Sellers shall have the right, as Sellers' sole and exclusive remedy, to receive, draw upon and keep the Deposit, as and for liquidated damages and further consideration for entering into this Agreement, and, thereupon, this Agreement shall become null and void and neither Party to this Agreement shall have any further rights or obligations hereunder, it being the understanding and agreement of the Parties hereto that the actual damages, costs and expenses sustained by Sellers in the event of Buyer's default are difficult, if not impossible, to ascertain.

         15.2 SELLERS' DEFAULT. If the conditions to Sellers' obligations set forth in Section 9.2 hereof have been satisfied, Buyer is not in default hereunder and Sellers shall default in any obligation hereunder or shall wrongfully fail to consummate the sale of the Assets for any reason, the Deposit shall be immediately returned by Escrow Agent to Buyer and Buyer shall be entitled to pursue any and all legal or equitable remedies available to it, including but not limited to the right to seek specific performance.

         15.3 ATTORNEYS' FEES. In the event either Party hereto finds it necessary to bring an action at law or other proceeding against the other Party to enforce or interpret any of the terms, covenants or conditions hereof or any instrument executed pursuant to this Agreement or by reason of any breach or default hereunder or thereunder, the Party prevailing in any such action or proceeding shall be paid all costs, including reasonable attorneys' fees.

         15.4 NO WAIVER. No delay in exercising any right or remedy shall constitute a waiver thereof, and no waiver by Sellers or Buyer of the breach of any covenant of this Agreement shall be construed as a waiver of any preceding or succeeding breach of the same or any other covenant or condition of this Agreement. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

                                   ARTICLE 16

                                  MISCELLANEOUS

         16.1 ENTIRE AGREEMENT. This Agreement contains the entire agreement between the Parties concerning the Assets. This Agreement supersedes all prior and contemporaneous oral and written representations, warranties, covenants and agreements by or between the Parties with respect to the Assets.

         16.2 SATURDAY, SUNDAY, AND LEGAL HOLIDAYS; TIMES. If any date for the performance of any matter under this Agreement (including the date for the giving of Notice and the date on which any Notice is deemed to have been received, pursuant to Article 14 hereof) falls on a day other than a Business Day, then such date shall be extended to the next Business Day. All references herein to a particular time on a particular date refer to the local time (daylight or standard) in New York City.

         16.3 PRESUMPTION CONCERNING INTERPRETATION AND CONSTRUCTION. There shall be no presumption in favor of either Party with respect to the interpretation or construction hereof.

         16.4 ASSIGNMENT. This Agreement may be assigned by Buyer to any Person which controls, is controlled by or is under common control with any Person comprising Buyer without the prior written consent of Sellers. In the event of any such assignment, any references in this Agreement to Buyer shall be construed to mean the assignee to which Buyer named herein shall have assigned its rights under this Agreement and which shall have assumed all obligations of Buyer under this Agreement. For the purposes of this provision, the term "control" shall mean the ownership (or right to control, by contract or otherwise, the voting rights) with respect to thirty-five percent (35%) or more of the outstanding voting interests in the applicable Person.

         16.5 ARTICLES/SECTION HEADINGS. The headings of the various Sections in this Agreement are for the convenience of the Parties and do not alter, modify, or limit the provisions thereof and shall not be used in construing or interpreting the provisions thereof.

         16.6 NON-RECORDATION. Buyer shall not file or record this Agreement or any evidence or memorandum of this Agreement in any public records. A violation of this provision shall constitute a default by Buyer hereunder.

         16.7 WAIVERS; MODIFICATIONS. No delay on the part of a Party in exercising any rights or remedies hereunder shall operate as a waiver thereof, nor shall any specific waiver by a Party of any right or remedy hereunder operate or be construed as a waiver of any other right or remedy hereunder nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof, or the exercise of any other right or remedy hereunder (unless the provisions of this Agreement which establish any such right or remedy provide otherwise). No waiver of any right or remedy hereunder shall be valid or enforceable unless in writing and signed by the Party against whom such waiver is sought to be enforced. No modification of this Agreement shall be effective unless in writing, signed by the Parties.

         16.8 GOVERNING LAW; VENUE. This Agreement and the rights and obligations of the Parties shall be governed by and construed in accordance with the internal laws of the State of New York without application of conflict of law principles. The Parties agree that other than with respect to the provisions of Section 5.4.6 and Section 11.10 hereof, that any legal action or proceeding with respect to this Agreement shall be brought in the courts of the State of New York or the United States District Court for the Southern District of the State of New York, sitting in New York, New York, and by execution and delivery of this Agreement, the Parties accept for themselves and in respect of their property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Parties irrevocably consent to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing or delivery of copies thereof as provided in Section 14.1 (Notices), such service to become effective thirty (30) days after such mailing. Nothing herein shall affect the right to serve process in any other manner permitted by law. Except to the extent prohibited by law which cannot be waived, each Party hereto waives trial by jury in connection with any action or proceeding of any nature whatsoever arising under, out of, or in connection with this Agreement and in connection with any claim, counterclaim, offset or defense arising in connection with such action or proceeding, whether arising under statute (including any federal or state constitution) or under the law of contract, tort or otherwise and including, without limitation, any challenge to the legality, validity, binding effect or enforceability of this
Section 16.8 or this Agreement.

         16.9 DUE AUTHORITY. The individuals signing below represent that they have the requisite authority to bind the entities on whose behalf they are signing.

         16.10 FURTHER ASSURANCES. Each Party shall, at the request of any other Party, at any time and from time to time following the Closing, promptly execute and deliver, or cause to be executed and delivered, to such requesting Party all such further instruments and take all such further action as may be reasonably necessary or appropriate to more effectively transfer, assign, convey, grant and confirm to Buyer, or to perfect or record Buyer's title to or interest in, or to enable Buyer to possess and use, the Assets or otherwise to confirm or carry out the provisions and intents of this Agreement, and of the instruments delivered pursuant to this Agreement.

         16.11 SECTIONS, EXHIBITS AND SCHEDULES. All references herein to Sections, Exhibits and Schedules, unless otherwise identified, are to Sections of, Exhibits to, and Schedules to this Agreement. All Exhibits and all Schedules referred to herein are hereby incorporated in and made a part of this Agreement as if set forth herein.

         16.12 EXPENSES. Except as otherwise expressly provided in this Agreement, whether or not the Closing occurs, each Party shall pay its own expenses incidental to the preparation of this Agreement, the carrying out of the provisions hereof and the consummation of the transactions contemplated.

         16.13 RELATIONSHIP OF PARTIES. Nothing contained in this Agreement shall be deemed or construed by any Party, Person, or entity as creating any relationship of principal and agent, of partnership, of joint venture, or of any association whatsoever between the Parties. No provision of this Agreement and no act or failure to act of the Parties shall be deemed to create any relationship between the Parties other than the relationship of a vendor and a vendee.

         16.14 NUMBER OF GENDER OF WORDS. Whenever any number (singular or plural) is used herein, the same includes and applies to any one or more thereof, and to each thereof, jointly and severally, and words of any gender include each other gender.

         16.15 COUNTERPARTS. This Agreement is executed in multiple counterparts, each of which is an original, but all of which constitute but one and the same document. The signatures of each of the Parties and Escrow Agent, Management Company and the Broker may appear on multiple separate signature pages.

         16.16 TERMINATION; CONFIDENTIALITY. Simultaneously with any termination of this Agreement, regardless of which Party terminates this Agreement or of the cause of such termination, Buyer shall deliver to Sellers all documents received from Sellers pursuant to the terms of this Agreement.

         16.17 PUBLICITY. Other than as required by law, prior to the Closing, neither Party will divulge, disclose, publish, publicize, or announce to any Person or entity whatsoever, including, without limitation, any print, radio, television, or other media representatives, any of the tenants, or any real estate broker or salesperson, the existence of this Agreement or any of the provisions of this Agreement; provided, however, that the Parties may disclose this Agreement and the transactions contemplated herein to their respective employees, agents and consultants.

         16.18 EXCULPATION OF TRUSTEES OF STARWOOD LODGING TRUST. Notwithstanding anything herein to the contrary, Buyer's obligations hereunder shall be satisfied, if at all, out of the assets, properties or funds of Realty Partnership, Operating Partnership and Starwood Lodging Trust (the "Trust"), a Maryland real estate investment trust. The name "Starwood Lodging Trust" is a designation of Starwood Lodging Trust and its Trustees (as Trustees but not personally) under a Declaration of Trust dated August 25, 1969, as amended and restated as of June 6, 1988, as further amended on February 1, 1995 and on June 19, 1995 and as the same may be further amended from time to time, and Sellers shall look solely to the Trust's assets for the enforcement of any claims against the Trust, as the Trustees, officers, agents and security holders of the Trust assume no personal liability for obligations entered into on behalf of the Trust, and their respective individual assets shall not be subject to the claims of any Person relating to such obligations. The foregoing shall govern all direct and indirect obligations of the Trust under this Agreement.

         16.19 EXCULPATION OF TRUSTEES OF H.O.D. ALLENTOWN TRUST. Notwithstanding anything herein to the contrary, the obligations of H.O.D. Allentown Trust hereunder shall be satisfied, if at all, out of the assets, properties or funds of H.O.D. Allentown Trust, a Pennsylvania trust ("Allentown Trust"). The name "H.O.D. Allentown Trust" is a designation of H.O.D. Allentown Trust and its Trustees (as Trustees but not personally) under an Indenture of Trust dated October 23, 1990, as the same may be further amended from time to time, and Buyer shall look solely to Allentown Trust's assets for the enforcement of any claims against Allentown Trust, as the Trustees, officers, agents and security holders of Allentown Trust assume no personal liability for obligations entered into on behalf of Allentown Trust, and their respective individual assets shall not be subject to the claims of any Person relating to such obligations. The foregoing shall govern all direct and indirect obligations of Allentown Trust under this Agreement.

         16.20 JOINT AND SEVERAL LIABILITY. To the extent that any Party consists of more than one (1) Person, each constituent Person of such Party shall be jointly and severally liable for the performance or satisfaction of such Party's obligations under this Agreement.

         16.21 ALLOCATION OF ASSETS. The Parties acknowledge and agree that the Persons constituting Buyer may agree between themselves as to the allocation between such Persons (and their respective affiliates) of the Assets, and Sellers agree to convey the Assets to such constituent Persons as directed by Buyer.

         16.22 DELIVERY OF SCHEDULES AND EXHIBITS. The Parties acknowledge that this Agreement is being executed and delivered before the Parties have completed the preparation of the Schedules and Exhibits to be attached hereto. Buyer agrees to prepare and deliver to Sellers the forms of Conveyance Documents and Sellers agree to prepare and deliver to Buyer all other Schedules and Exhibits, in each case on or before the date that is fifteen (15) days after the Effective Date. The Parties agree to cooperate with one another to prepare a draft set of Schedules and Exhibits not later than the date that is fifteen (15) days after the Effective Date, or if such date is not a Business Day, on the next succeeding Business Day. At such time as the Parties agree upon such Schedules and Exhibits, the Parties shall execute a confirmation agreement to which such approved Schedules and Exhibits shall be attached. In the event that the Parties, after all good faith efforts, cannot agree upon the Schedules and Exhibits to be annexed hereto on or before the date which is thirty (30) days after the Effective Date, or if such date is not a Business Day, on the next succeeding Business Day, either Party may, by delivery of written notice to the other Party and Escrow Agent, terminate this Agreement, whereupon Escrow Agent shall immediately return the Initial Deposit to Buyer, and neither Party shall have any further rights or obligations hereunder.

         16.23 RETURN OF ASSET DOCUMENTS UPON TERMINATION. Upon the termination of this Agreement pursuant to the provisions hereof, Buyer shall promptly return to Sellers any Asset Documents then in Buyer's possession and shall destroy any and all other confidential information (including, without limitation, any work notes or other analyses) then in Buyer's possession relating to the Assets. Upon the termination of this Agreement as to an Eliminated Hotel(s), Buyer shall promptly return to Sellers any Asset Documents then in Buyer's possession which relate to the Eliminated Hotel(s) and shall destroy any and all other confidential information (including, without limitation, any work notes or other analyses) then in Buyer's possession relating to the Eliminated Hotel(s).

                                   ARTICLE 17

                                   DEFINITIONS

         17.1 DEFINITIONS. The following terms used herein shall have the definitions set forth below:

         AAA has the meaning given in Section 5.5.1.

         ADA has the meaning given in Section 5.1.19.

         ACCOUNTS RECEIVABLE has the meaning given in Section 11.8.1.

         ADDITIONAL DEPOSIT has the meaning given in Section 2.2.2.

         ADJUSTMENT CLAIM has the meaning given in Section 5.6.

         AGREEMENT. This Asset Purchase Agreement dated as of the Effective Date by and between Sellers and Buyer.

         ALLENTOWN HILTON has the meaning given in the Preliminary Statement.

         ALLOCABLE DEPOSIT shall mean, as to each Hotel, an amount equal to (i) the amount then being held in escrow by Escrow Agent pursuant to Section 2.2.1 or Section 2.2.2 hereof multiplied by (ii) a fraction, the numerator of which is the Allocated Purchase Price of the Hotel in question and the denominator of which is the sum of the Allocated Purchase Prices of the Hotels subject to this Agreement at such time.

         ALLOCATED PURCHASE PRICE has the meaning given in Section 2.1.2.

         APPORTIONMENT DATE has the meaning given in Section 11.1.

         ARCHITECTURAL AND ENGINEERING REPORTS has the meaning given in Section 5.1.32.

         ARLINGTON HILTON has the meaning given in the Preliminary Statement.

         ASSETS has the meaning given in Section 1.2.11.

         ASSET DOCUMENTS means those documents which relate to the Assets and have been (or will be prior to the end of the Inspection Period and with sufficient time remaining in the Inspecting Period for Buyer to perform its due diligence) provided to Buyer by Sellers or the Management Company, including, by way of illustration only, but not limited to, the Real Property Leases, Personal Property Leases, Space Leases, Contracts, Permits, Liquor Licenses, Franchise Agreements, Real Properties Documents, the Business Records, real and personal property tax statements, Tenants' correspondence, operating statements for the Assets, certificates, permits, licenses, drawings, plans, specifications, soils, roof, inspection, engineering, and environmental reports, cost estimates of repairs of the Assets, and written notices of non-compliance with any of the matters described in Section 4.1.3 hereof; excluding, however, from the term "Asset Documents" (except to the extent actually made available by Sellers to Buyer), appraisals, financial analyses, business plans, marketing plans and contracts, cost estimates, budgets, privileged materials, and calculations prepared in connection with Sellers' determination of the terms under which Sellers are willing to sell the Assets.

         ASSIGNMENT AND ASSUMPTION OF CONTRACTS/PERMITS has the meaning given in
Section 10.2.4.

         ASSIGNMENT AND ASSUMPTION OF INTELLECTUAL PROPERTY has the meaning given in Section 10.2.7.

         ASSIGNMENT AND ASSUMPTION OF PERSONAL PROPERTY LEASES has the meaning given in Section 10.2.5.

         ASSIGNMENT AND ASSUMPTION OF REAL PROPERTY LEASES has the meaning given in Section 10.2.6.

         ASSIGNMENT AND ASSUMPTION OF SPACE LEASES has the meaning given in
Section 10.2.3.

         ASSUMED LIABILITIES means all liabilities with respect to the Assets that arise and relate to transactions or periods that occur on and after the Closing Date under the terms of any Contract, Collective Bargaining Agreement, Real Property Lease, Personal Property Lease, Franchise Agreement, Liquor License, Permit, Intellectual Property, agreement, license, sales order, purchase order or other commitment that is assigned to and assumed by Buyer pursuant to this Agreement, and expressly excluding any withdrawal liability under ERISA and all other liabilities with respect to ERISA Benefit Plans, Prior Pension Plans and Non-ERISA Commitments, except with respect to Buyer's obligations pursuant to Section 7.1.18 (ii) and Section 7.1.19 hereof (except to the extent Sellers have breached a representation set forth in the last sentence of Section 5.1.21(d) hereof).

         BILL OF SALE has the meaning given in Section 10.2.2.

         BILLBOARD LEASES has the meaning given is Section 5.1.30.

         BROKER means HOD Realty, Inc., a Florida corporation.

         BUSINESS DAY means any day other than a Saturday, Sunday or legal holiday observed by national banks in New York.

         BUSINESS RECORDS means, collectively, those items of Personal Property, including all documents, records and data, including computerized records, maintained by Sellers (or other third parties at Sellers's direction or under Sellers's control), in regard to the existence, use, ownership, occupancy, operation, marketing and/or maintenance of the Assets, including, without limitation, all books of account, tax returns, purchase records, sales and invoice records, correspondence, equipment maintenance data, operating manuals, employee and personnel files, inventory records, sales and promotional data, customer lists, cost and pricing information, supplier lists, business plans, advertising materials, warranties and guaranties of any nature, stationery and other imprinted materials, office supplies, training manuals, materials, correspondence, all computer programs and data files, reference catalogs and all other records, data, documents and information maintained in connection with the existence, use, ownership, occupancy, operation and/or maintenance of the Assets.

         BUYER means Realty Partnership and Operating Partnership, collectively, their successors or assigns.

         CERCLA has the meaning given in Section 5.1.22.

         CPLR has the meaning given in Section 5.1.5.

         CASUALTY has the meaning given in Section 8.2.

         CLOSING DATE/CLOSING has the meaning given in Section 10.1.

         CODE means the Internal Revenue Code of 1986, as the same may be amended from time to time, and as interpreted in Treasury Regulations adopted or promulgated thereunder.

         COLLECTIVE BARGAINING AGREEMENTS has the meaning given in Section
5.1.20.

         CONDITION OF THE ASSETS has the meaning given in Section 4.1.

         CONSENTS has the meaning given in Section 5.1.3.

         CONTRACTS has the meaning given in Section 1.2.8.

         CONVEYANCE DOCUMENTS shall mean, collectively, the Bill of Sale, the Assignment and Assumption of Space Leases, the Assignment and Assumption of Contracts/Permits, the Assignment and Assumption of Personal Property Leases, the Assignment and Assumption of Real Property Leases and the Assignment and Assumption of Intellectual Property.

         COOPERS & LYBRAND CERTIFICATION has the meaning given in Section 11.1.

         COURT has the meaning given in Section 5.5.1.

         DEEDS has the meaning given in Section 10.2.1.

         DEPOSIT has the meaning given in Section 2.2.3.

         DUE DILIGENCE STUDIES has the meaning given in Section 3.1.

         EFFECTIVE DATE means the latest date of execution of this Agreement by the Parties as set forth opposite each Party's signature.

         ELIMINATED HOTEL has the meaning given in Section 6.1.

         EMPLOYEE BENEFITS has the meaning given in Section 11.6.

         ENVIRONMENTAL LAWS has the meaning given in Section 4.1.3.

         ENVIRONMENTAL REPORTS has the meaning given in Section 5.1.22.

         ERISA has the meaning given in Section 5.1.21.

         ERISA AFFILIATE has the meaning given in Section 5.1.21.

         ERISA BENEFIT PLANS has the meaning given in Section 5.1.21.

         ESCROW AGENT means Masterman, Culbert & Tully.

         EXCLUDED ASSETS has the meaning given in Section 1.3.

         EXISTING IDA DEBT means all principal, interest and other sums of any nature whatsoever outstanding from time to time under the Loan Documents relating to the Industrial Development Authority financing with respect to the Allentown Hilton.

         FINANCIAL STATEMENTS has the meaning given in Section 5.1.31.

         FRANCHISE AGREEMENTS has the meaning given in Section 1.2.11.

         FRANCHISOR has the meaning given in Section 1.2.11.

         HOD VENTURES means Hotels of Distinction Ventures, Inc., a Delaware corporation.

         HAZARDOUS MATERIALS has the meaning given in Section 5.1.22.

         HAZARDOUS MATERIALS CONTAMINATION has the meaning given in Section 5.1.22.

         HOTEL has the meaning given in the Preliminary Statement.

         HOTEL DEPOSITS has the meaning given in Section 1.2.7.

         HOTEL EMPLOYEES has the meaning given in Section 5.1.20.

         IRCA has the meaning given in Section 5.1.20.

         IMPROVEMENTS has the meaning given in Section 1.2.3.

         INDEMNITEE has the meaning given in Section 5.4.3.

         INDEMNITOR has the meaning given in Section 5.4.3.

         INDEMNIFICATION THRESHOLD has the meaning given in Section 5.4.4.

         INITIAL DEPOSIT has the meaning given in Section 2.2.1.

         INITIAL MAXIMUM INDEMNITY AMOUNT has the meaning given in Section
5.4.4.

         INSPECTION PERIOD has the meaning given in Section 3.1.

         INTELLECTUAL PROPERTY has the meaning given in Section 1.2.10.

         IRCA has the meaning given in Section 5.1.20.

         LANTING AGREEMENT has the meaning given in the Preliminary Statement.

         LEASES has the meaning given in Section 1.2.5.

         LIQUOR LICENSE means all alcoholic beverage license(s) issued and outstanding for the Hotels.

         LOAN DOCUMENTS has the meaning given in Section 5.1.33.

         MAJOR ADA VIOLATION has the meaning given in Section 5.1.19.

         MAJOR DEFICIENCY has the meaning given in Section 3.2.2.

         MANAGEMENT COMPANY ASSET PURCHASE AGREEMENT has the meaning given in the Preliminary Statement.

         MANAGEMENT AGREEMENTS has the meaning given in Section 1.3.

         MANAGEMENT COMPANY has the meaning given in the Preliminary Statement.

         MARQUE OF ATLANTA has the meaning given in the Preliminary Statement.

         MARQUE OF WINSTON-SALEM has the meaning given in the Preliminary Statement.

         MAXIMUM RESERVE AMOUNT has the meaning given in Section 5.6.

         MINNEAPOLIS HILTON has the meaning given in the Preliminary Statement.

         MISCELLANEOUS TAXES has the meaning given in Section 5.1.17.

         MOTOR VEHICLES means, collectively, the Motor Vehicles identified as part of the Personal Property and as specifically identified on Schedule 10.2.8, to be sold and transferred by

Sellers to Buyer or assigned to Buyer by assignment of motor vehicle lease, as the case may be.

         MULTIEMPLOYER PLAN has the meaning given in Section 5.1.21.

         NON-ERISA COMMITMENTS has the meaning given in Section 5.1.21.

         OBJECTION has the meaning given in Section 11.10.2.

         OWNER'S POLICIES has the meaning given in Section 3.1.1.

         PALM DESERT has the meaning given in the Preliminary Statement.

         PARK TUCSON has the meaning given in the Preliminary Statement.

         PARTY means, individually Sellers or Buyer or collectively, as the Parties.

         PENSION PLANS has the meaning given in Section 5.1.21.

         PERMITS has the meaning given in Section 1.2.9.

         PERMITTED ENCUMBRANCES. Collectively, the following matters affecting or otherwise encumbering the Assets:

         (a) Provisions of existing building and zoning laws, provided that (i) the same do not prohibit the use of the Assets as the same are now constituted and are not violated by the existing use and operation of the Assets, and (ii) the present use and operation of the Assets does not constitute a non-conforming use.

         (b) Such Property Taxes as are not due and payable on the Closing Date (subject to apportionment as provided in Article 11 hereof); and

         (c)  Easements, restrictions and agreements of record set forth on
Schedule 17 hereto; and

         (d)  the occupancy rights of existing transient guests of the Hotels;
and

         (e)  the rights of tenants under Space Leases as tenants only; and

         (f) any other matter or thing affecting any of the Assets which Buyer may expressly agree in writing to take subject to or to waive pursuant to the provisions of this Agreement;

provided, however, that "Permitted Encumbrances" shall not include any liens arising under the Code or ERISA with respect to any ERISA Benefit Plan, Prior Pension Plan or Non-ERISA Commitment.

         PERMITTED INVESTMENTS shall mean:

         (a) United States Treasury Obligations having maturities of one (1) year or less;

         (b) Certificates of Deposit issued by commercial banks of recognized standing, the senior debt obligations of which banks are then rated "A" (or the equivalent thereof) or higher by Standard & Poor's Corporation;

         (c) Commercial paper rated at least A-1 (or the equivalent thereof) or higher by Standard & Poor's Corporation;

         (d) Money market funds of commercial banks of recognized standing, the senior debt obligations of which banks are then rated "A" (or the equivalent thereof) or higher by Standard & Poor's Corporation; and

         (e) Eurodollar Time Deposits of commercial banks of recognized standing, or branches thereof located outside the United States, the senior debt obligations of which banks are then rated "A" (or the equivalent thereof) or higher by Standard & Poor's Corporation.

         PERSON means a natural person, partnership, limited partnership, corporation, trust, estate, association, unincorporated association or other entity.

         PERSONAL PROPERTY shall have the meaning given in Section 1.2.4.

         PERSONAL PROPERTY LEASES has the meaning given in Section 1.2.5.

         POSTPONED CLOSING DATE shall have the meaning given in Section 5.3.

         PREPAID ACCOUNTS has the meaning given in Section 1.2.6.

         PRIOR MULTIEMPLOYER PLAN has the meaning given in Section 5.1.21.

         PRIOR PENSION PLAN has the meaning given in Section 5.1.21.

         PROPERTY TAXES means, collectively, all taxes, assessments, charges and liens by any federal, state, local or municipal authority, municipality, board or agency with the power to tax, assess, lien or charge against the Real Properties or any portion thereof, or against Sellers, the default in payment of which may result in a lien against the Real Properties or any portion thereof or against the owner of the Assets, including, without limitation, water and sewer taxes and municipal assessments and betterments, taxed, assessed or levied against all or any portion of the Real Properties.

         PURCHASE PRICE has the meaning given in Section 2.1.

         RATE AGREEMENTS has the meaning given in Section 5.1.35.

         REAL PROPERTIES has the meaning given in Section 1.2.1.

         REAL PROPERTIES DOCUMENTS has the meaning given in Section 3.1.3.

         REAL PROPERTIES LEASES has the meaning given in Section 1.2.2.

         RENTS has the meaning given in Section 1.2.7.

         RESERVATIONS has the meaning given in Section 11.9.1.

         RESERVATION DEPOSITS has the meaning given in Section 11.9.1.

         RESTRICTED PERIOD has the meaning given in Section 5.6.

         SELLERS means collectively HOTELS OF DISTINCTION VENTURES, INC., a Delaware corporation H.O.D. ALLENTOWN TRUST, a Pennsylvania Trust; H.O.D. ALLENTOWN I CORP., a Delaware corporation; H.O.D. ALLENTOWN II CORP, a Delaware corporation; ALLENTOWN HOTEL VENTURES, INC., a Delaware corporation; MINNEAPOLIS HOTEL VENTURES, INC., a Minnesota corporation; PALM DESERT HOTEL VENTURES, INC., a California corporation; HOTELS OF DISTINCTION SOUTHWEST, INC., a California corporation; WINSTON- SALEM HOTEL VENTURES, INC., a Delaware corporation; ATLANTA HOTEL VENTURES, INC., a Delaware corporation; NEEDHAM HOTEL VENTURES L.P., a Massachusetts limited partnership; NEEDHAM HOTEL VENTURES, INC., a Delaware corporation; NEEDHAM HOTEL VENTURES II, INC., a Delaware corporation; TUCSON HOTEL VENTURES, INC., a Delaware corporation; ST. LOUIS HOTEL VENTURES, INC., a Delaware corporation; ARLINGTON HEIGHTS HOTEL VENTURES, INC., a Delaware corporation.

         SELLERS' ACTUAL KNOWLEDGE means the actual current knowledge of any of the following: Alan Tremain, William H. Lanting, Jean- Claude Mathot, Cindy Niebur and the general managers of each of the Hotels.

         SELLERS' PRIOR LIABILITY INSURANCE POLICIES has the meaning given in
Section 5.1.26.

         SHERATON NEEDHAM has the meaning given in the Preliminary Statement.

         SPACE LEASES has the meaning given in Section 1.2.7.

         ST. LOUIS SUITES has the meaning given in the Preliminary Statement.

         SUBSEQUENT MAXIMUM INDEMNITY AMOUNT has the meaning given in Section 5.4.4.

         SUBSIDIARY ENTITIES has the meaning given in the first paragraph.

         SURVEY has the meaning given in Section 3.1.2.

         SURVEY COSTS has the meaning given in Section 3.1.3.

         TAKING has the meaning given in Section 8.5.

         TENANTS has the meaning given in Section 1.2.7.

         TITLE COMMITMENTS has the meaning given in Section 3.1.1.

         TITLE COMPANY means any reputable title insurance company selected by Buyer.

         TITLE OBJECTIONS has the meaning given in Section 3.1.3.

         TRUST means Starwood Lodging Trust, a Maryland real estate investment trust.

         UNCURABLE DEFECT has the meaning given in Section 3.2.2.

         UTILITIES has the meaning given in Section 11.1.3.

         WARN ACT has the meaning given in Section 5.1.21.

         WELFARE PLANS has the meaning given in Section 5.1.21.

         IN WITNESS WHEREOF the Parties have caused this Agreement to be duly executed as of the Effective Date.


Date:  March __, 1996                  SELLERS:

                                       HOTELS OF DISTINCTION VENTURES,INC.

                                       __________________________
                                       By:_______________________


                                       Alan Tremain, Chairman of the Board
                                        hereunto duly authorized


                                             __________________________


                                       Trustee and not individually,
                                       H.O.D. ALLENTOWN TRUST

                                       ALLENTOWN HOTEL VENTURES, INC.


                                             By:_______________________
                                          President

                                       hereunto duly authorized,


                                       MINNEAPOLIS HOTEL VENTURES, INC.


                                             By:_______________________
                                          President

                                       hereunto duly authorized,


                                       PALM DESERT HOTEL VENTURES, INC.


                                       By:______________________

                                          President

                                       hereunto duly authorized


                                       WINSTON-SALEM HOTEL VENTURES, INC.


                                       By:______________________
                                          President

                                       hereunto duly authorized


                                       ATLANTA HOTEL VENTURES, INC.

                                       By:______________________
                                          President

                                       hereunto duly authorized


                                       NEEDHAM HOTEL VENTURES L.P.

                                       By:______________________
                                          President

                                       hereunto duly authorized


                                       NEEDHAM HOTEL VENTURES, INC.

                                       By:______________________
                                          President

                                       hereunto duly authorized


                                       NEEDHAM HOTEL VENTURES II, INC.


                                       By:______________________
                                          President
                                       hereunto duly authorized


                                       TUCSON HOTEL VENTURES, INC.


                                       By:______________________
                                          President

                                       hereunto duly authorized


                                       ST. LOUIS HOTEL VENTURES, INC.


                                       By:______________________
                                          President

                                       hereunto duly authorized


                                       ARLINGTON HEIGHTS HOTEL VENTURES, INC.


                                       By:______________________
                                          President

                                       hereunto duly authorized


Date:  March __, 1996                  BUYER:

                                       SLT REALTY LIMITED PARTNERSHIP

                                       By: STARWOOD LODGING TRUST,
                                           General Partner


                                           By:__________________________
                                              Name:
                                              Title:

                                       SLC OPERATING LIMITED PARTNERSHIP

                                       By: STARWOOD LODGING CORPORATION,
                                           General Partner


                                           By:__________________________
                                              Name:
                                              Title:

         Escrow Agent hereby agrees to hold and disburse the Initial Deposit and Additional Deposit and all other funds received by Escrow Agent in accordance with the provisions of this Agreement.

                                            ESCROW AGENT:

                                            MASTERSON, CULBERT & TULLY


                                            By:______________________________
                                               Partner


         Broker has executed this Agreement solely for the purpose of evidencing Broker's agreement to and acceptance of the provisions of Article 12.3.

                                            BROKER:

                                            HOD Realty, Inc.


                                            By: _____________________________

                                                hereunto duly authorized


         Management Company has executed this Agreement solely for the purpose of (i) evidencing Management Company's agreement to allow Buyer access to Management Company's office(s) to perform its due diligence pursuant to Section
3.1 hereof, (ii) confirming the representations and warranties set forth in
Article 5 hereof and (iii) agreeing to the covenants set forth in Section 7.1.19 hereof.

                                            MANAGEMENT COMPANY:

                                            HOTELS OF DISTINCTION, INC.


                                            By: _____________________________

                                                hereunto duly authorized



                                       -i-